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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Ford Motor Company
(Name of Registrant as Specified In Its Charter)

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Notice of 2015 Annual Meeting
of Shareholders and Proxy Statement

Ford Motor Company

Thursday, May 14, 2015 at 8:30 a.m., Eastern Time
Hotel du Pont, 11th and Market Streets, Wilmington, Delaware 19801

Ford Motor Company One American Road Dearborn, Michigan 48126-2798

Dear Shareholders:

It is our pleasure to inform you that our 2015 Annual Meeting of Shareholders will be conducted at the Hotel du Pont, 11th and Market Streets, Wilmington, Delaware, on Thursday, May 14, 2015. As we prepare for the annual meeting, it is appropriate to share with you my thoughts on our performance during the past year and our expectations for 2015.

In 2014, Ford Motor Company set the foundation for continued profitable growth. We launched a record 24 all-new or significantly refreshed vehicles, including the 50th anniversary of an American icon, the Ford Mustang, and the all-new F-150 pickup truck. While the investment required for our record number of launches affected some of our year-over-year financial metrics, it is critically important to maintain our position as having the freshest line-up of vehicles of any full-line manufacturer in the industry. Our foundational efforts in 2014, together with our product plans for 2015, will continue to drive our financial results going forward.

Looking forward, we expect 2015 total Company pre-tax profit, excluding special items, to be in the range of $8.5 billion to $9.5 billion, and Automotive operating-related cash flow, Automotive operating margin and Automotive revenue all to be higher than 2014. We will continue our product momentum with plans to introduce another 15 all-new or significantly refreshed vehicles this year. In addition to completing a nearly $2 billion share repurchase program in 2014, shareholders participated in our continued strong performance when we increased our dividend rate by 25 percent in January 2014 and increased the dividend rate a further 20 percent in January 2015 to a quarterly rate of $0.15 per share.

2014 marked the 100-year anniversary of the $5-a-day wage, which roughly doubled what Ford had been paying our hourly workers. The $5-a-day wage was one of the defining moments for our industry and the entire economy in the 20th century—as it helped to make people's lives better.

In the same way, we are working to make people's lives better by addressing the challenges of a rising population and the growing numbers of vehicles on the road, particularly in urban areas. To help address this issue, we are working to connect cars and roads through technology. The potential benefits from vehicle-to-vehicle and vehicle-to-infrastructure connectivity are tremendous as the automobile becomes integrated into the broader transportation system.

We also have introduced Ford Smart Mobility, which is our plan to take Ford to the next level in connectivity, mobility, autonomous vehicles, the customer experience and big data. We are taking a leadership role in these areas to, once again, do our part in helping to change the way the world moves and to make people's lives better.

We have a great plan and an outstanding leadership team that will drive us toward realizing our vision.

Thank you for your continued support.

March 27, 2015

/s/ William Clay Ford, Jr.

William Clay Ford, Jr.
Chairman of the Board

Notice of Annual Meeting of
Shareholders of Ford Motor Company

Thursday, May 14, 2015
8:30 a.m., Eastern Time
Hotel du Pont, 11th and Market Streets, Wilmington, Delaware

The annual meeting will begin promptly at 8:30 a.m., Eastern Time. If you plan to attend the meeting, please see the instructions on page 82 of the attached Proxy Statement.

ITEMS OF BUSINESS:

1.
The election of the 15 director nominees named in the Proxy Statement.

2.
The ratification of the selection of PricewaterhouseCoopers LLP as Ford's independent registered public accounting firm for 2015.

3.
A non-binding shareholder advisory vote to approve the compensation of the Named Executives.

4.
Consideration of the two shareholder proposals set forth in the Proxy Statement.

You can vote if you were a shareholder at the close of business on March 17, 2015.

Please read these materials so that you'll know what we plan to do at the meeting. Also, please either sign and return the accompanying proxy card in the postage-paid envelope or instruct us by telephone or online as to how you would like your shares voted. This way, your shares will be voted as you direct even if you can't attend the meeting. Instructions on how to vote your shares by telephone or online are on the proxy card enclosed with the Proxy Statement.

Please see Other Items and the Questions and Answers section beginning on page 77 for important information about the proxy materials, voting, the annual meeting, Company documents, communications, and the deadline to submit shareholder proposals for the 2016 Annual Meeting of Shareowners.

Shareholders are being notified of the Proxy Statement and the form of proxy beginning March 27, 2015.

MARCH 27, 2015

Dearborn, Michigan

/s/ Bradley M. Gayton

Bradley M. Gayton
Secretary

We urge each shareowner to promptly sign and return the enclosed proxy card or to use telephone or online voting. See our Questions and Answers beginning on page 78 about the meeting and voting section for information about voting by telephone or online, how to revoke a proxy, and how to vote shares in person.

FORD MOTOR COMPANY 2015 Proxy Statement i

ii FORD MOTOR COMPANY 2015 Proxy Statement

FORD MOTOR COMPANY 2015 Proxy Statement iii

Defined Terms

"Annual Incentive Compensation Plan" or "Incentive Bonus Plan" means Ford's Annual Incentive Compensation Plan.

"Class B Stock" means Ford's Class B Stock.

"Deferred Compensation Plan" means Ford's Deferred Compensation Plan.

"Dividend Equivalent" means cash or shares of common stock (or common stock units) equal in value to dividends, if any, paid on shares of common stock.

"Final Award" means shares of common stock, Restricted Stock Units, and cash awarded by the Compensation Committee under a Performance Unit.

"Ford" or "we" or "Company" means Ford Motor Company.

"Long-Term Incentive Plan" means Ford's 1998 or 2008 Long-Term Incentive Plan.

"Named Executives" means the executives named in the Summary Compensation Table on p. 58.

"NYSE" means the New York Stock Exchange LLC.

"Performance Unit" means, under the Long-Term Incentive Plan, an award of the right to earn up to a certain number of shares of common stock, Restricted Stock Units, or cash, or a combination of cash and shares of common stock or Restricted Stock Units, based on performance against specified goals established by the Compensation Committee.

"Restricted Stock Unit" means, under the Long-Term Incentive Plan, the right to receive a share of common stock, or cash equivalent to the value of a share of common stock, when the restriction period ends, as determined by the Compensation Committee.

"SEC" means the United States Securities and Exchange Commission.

"Senior Convertible Notes" means the Ford Motor Company 4.25% Senior Convertible Notes due 2036.

"1998 Plan" means Ford's 1998 Long-Term Incentive Plan.

"2008 Plan" means Ford's 2008 Long-Term Incentive Plan.

"2014 Plan" means the 2014 Stock Plan for Non-Employee Directors of Ford Motor Company.

iv FORD MOTOR COMPANY 2015 Proxy Statement

Proxy Summary

This summary highlights information contained in this Proxy Statement. It does not contain all of the information you should consider. You should read the entire Proxy Statement carefully before voting. Please see the Questions and Answers section beginning on page 78 for important information about proxy materials, voting, the annual meeting, Company documents, and communications.

TIME AND PLACE OF ANNUAL MEETING

Thursday, May 14, 2015
8:30 a.m., Eastern Time	Corporate Website: www.corporate.ford.com
Hotel du Pont, 11th and Market Streets, Wilmington, Delaware	Annual Report: www.annualreport.ford.com

MEETING AGENDA

VOTING MATTERS	Board Recommendations	Pages

Election of the 15 Director Nominees Named in the Proxy Statement	FOR	21-31
Ratification of Independent Registered Public Accounting Firm	FOR	32-34
Approval of the Compensation of the Named Executives	FOR	35-71
Shareholder Proposal — Recapitalization Plan to Give Each Share an Equal Vote	AGAINST	72-74
Shareholder Proposal — Special Shareholder Meetings	AGAINST	75-76

CORPORATE GOVERNANCE HIGHLIGHTS

•
Presiding Independent Director

•
Independent Board Committees — Audit, Compensation, and Nominating and Governance

•
Committee Charters

•
Independent Directors Meet Regularly Without Management and Non-Independent Directors

•
Regular Board and Committee Self-Evaluation Process

•
Separate Chairman of the Board and CEO

•
Confidential Voting

•
Shareholders Have the Right to Call Special Meetings

•
Shareholders May Take Action by Written Consent

•
Strong Code of Ethics

•
Annual Election of All Directors

•
Majority Vote Standard — No Supermajority Voting Requirement

•
Board Meetings in 2014: 9

•
Standing Board Committees (Meetings in 2014): Audit (11), Compensation (6), Finance (3), Nominating and Governance (7), Sustainability (4)

•
80% of the Director Nominees are Independent
FORD MOTOR COMPANY 2015 Proxy Statement 1

Proxy Summary DIRECTOR NOMINEES

	AGE DIRECTOR SINCE PRINCIPAL OCCUPATION	QUALIFICATIONS	COMMITTEES	OTHER BOARDS

Stephen G. Butler Independent	67 2004 Retired Chairman and Chief Executive Officer, KPMG, LLP and retired Chairman of KPMG International		Audit (Chair) Nominating & Governance	ConAgra Foods, Inc

Kimberly A. Casiano Independent	57 2003 President, Kimberly Casiano & Associates, San Juan, Puerto Rico		Audit Nominating & Governance Sustainability & Innovation	Mead Johnson Nutrition Company

Anthony F. Earley, Jr. Independent	65 2009 Chairman, Chief Executive Officer & President, PG&E Corp.		Compensation (Chair) Nominating & Governance Sustainability & Innovation	PG&E Corporation

Mark Fields	54 2014 President and Chief Executive Officer, Ford Motor Company		Finance

Edsel B. Ford II	66 1988 Director and Consultant, Ford Motor Company		Finance Sustainability & Innovation	International Speedway Corp.

William Clay Ford, Jr.	57 1988 Executive Chairman and Chairman of the Board of Directors, Ford Motor Company		Finance (Chair) Sustainability & Innovation	eBay Inc.

James P. Hackett Independent	59 2013 Interim Athletic Director, University of Michigan		Nominating & Governance Sustainability & Innovation	Steelcase Inc. Fifth Third Bancorp

James H. Hance, Jr. Independent	70 2010 Operating Executive, Carlyle Group		Audit Finance Nominating & Governance	Cousins Properties Inc. Duke Energy Corp. The Carlyle Group Acuity Brands, Inc.

William W. Helman IV Independent	56 2011 General Partner, Greylock Partners		Finance Nominating & Governance Sustainability & Innovation (Chair)

Jon M. Huntsman, Jr. Independent	55 2012 Chairman, Atlantic Council and Chairman, Huntsman Cancer Foundation		Compensation Nominating & Governance Sustainability & Innovation	Huntsman Corporation Caterpillar, Inc. Chevron Corporation

William E. Kennard Independent	58 Jan. 2015 Chairman, Velocitas Partners LLC		Nominating & Governance	AT&T Inc. MetLife, Inc. Duke Energy Corporation

John C. Lechleiter Independent	61 2013 Chairman, President and Chief Executive Officer, Eli Lilly and Company		Compensation Nominating & Governance	Eli Lilly Company Nike, Inc.

Ellen R. Marram Presiding Independent Director	68 1988 President, The Barnegat Group, LLC		Compensation Nominating & Governance Sustainability & Innovation	The New York Times Company Eli Lilly and Company

Gerald L. Shaheen Independent	69 2007 Retired Group President, Caterpillar, Inc.		Audit Nominating & Governance (Chair)	AGCO Corporation

John L. Thornton Independent	61 1996 Chairman, Barrick Gold Corp.		Compensation Finance Nominating & Governance	China Unicom (Hong Kong) Limited Barrick Gold Corporation

2 FORD MOTOR COMPANY 2015 Proxy Statement

 Proxy Summary

COMPENSATION DISCUSSION AND ANALYSIS (CD&A) ROADMAP

1. How did we perform?

- Fifth consecutive year of Profit-Before-Taxes (PBT), excluding special items, of at least $6 billion
- Launched a record 24 all-new or significantly refreshed vehicles globally
- Automotive Operating-Related Cash Flow of $3.6 billion, excluding special items
- Returned capital to shareholders by increasing our dividend by 25% in January 2014
- Mark Fields elected President and CEO, completing seamless transition from Alan Mulally

2. How do we determine compensation?

- Consistent application of our Compensation Philosophy, Strategy, and Guiding Principles
- Continued alignment of the interests of our executives with those of our shareholders through performance-based compensation with a significant portion tied to the Company's stock performance
- Further aligned incentive plan metrics with the key drivers of our total shareholder return ("TSR") and increased weighting of our Quality metric because of its direct effect on our reputational value

3. How do we address risk and governance?

- Appropriate mix of base salary, annual bonus opportunities, and long-term equity compensation, with performance-based equity compensation opportunities
- Rigorous clawback and recovery provisions addressing events such as restatement of financials due to misconduct, violation of non-compete provisions, or ethical or criminal violations
- Stock ownership guidelines that are reasonable and align executive and shareholder interests
- Capped payouts of Incentive Bonuses and performance-based stock awards

4. How did we pay our NEOs?

- Incentive Bonus Plan paid out at 91% based on performance against metrics
- Performance Units paid out at 91% based on performance against metrics
- NEO pay levels are commensurate with 2014 performance and overall business results — reinforcing Ford's pay-for-performance compensation philosophy

5. 2015 Compensation Plan changes

We made significant changes to our compensation plans based on shareholder feedback (see pp. 56-57), including:

- 2015 Performance Unit grant has a three-year performance period
- Long-term incentive plan metrics for the 2015 Performance Unit grant are key financial metrics and relative TSR
- Weightings for the 2015 Performance Unit grant metrics are 75% key financial metrics and 25% relative TSR

6. Why you should approve our say on pay

1. 2014 performance continued to support shareholder value
2. Pay is commensurate with business performance
3. Pay practices are aligned with shareholder interests
4. Pay is tied to robust risk and governance features

FORD MOTOR COMPANY 2015 Proxy Statement 3

Proxy Summary

2014 KEY HIGHLIGHTS

•
Record profits and market share in Asia Pacific, driven by record market share in China

•
Increased the dividend rate by 25% in January 2014 and increased it a further 20% in January 2015

•
Ford remained the best-selling vehicle brand in the U.S. and the best-selling automaker in Canada for the 5th year in a row

•
F-Series was the best selling truck in the U.S. for the 38th straight year and the best selling vehicle for the 33rd straight year

•
In Europe, we remained the No. 2 selling vehicle brand and continued to progress our transformation plan, achieving year-over-year share gain for the first time since 2009

•
Achieved fifth consecutive year of pre-tax profit and positive Automotive operating-related cash flow, excluding special items
4 FORD MOTOR COMPANY 2015 Proxy Statement

Proxy Summary

Underlying our compensation programs is an emphasis on sound governance practices.

WE DO

Perform annual say-on-pay advisory vote for stockholders
Pay for performance
Use appropriate peer group when establishing compensation
Balance short- and long-term incentives
Align executive compensation with stockholder returns through long-term incentives
Cap individual payouts in incentive plans
Include clawback policy in our incentive plans
Maintain robust stock ownership goals for executives
Condition grants of long-term incentive awards on execution of a non-competition and non-disclosure agreement
Mitigate undue risk taking in compensation programs
Include criteria in incentive plans to maximize tax deductibility
Retain a fully independent external compensation consultant whose independence is reviewed annually by the Committee (see Corporate Governance — Compensation Committee Operations on pp. 13-14)
Mandate a double-trigger provision for all plans that contemplate a change-in-control

WE DO NOT

Provide tax gross-ups for executive officers
Provide tax gross-ups for perquisites
Provide evergreen employment contracts
Provide dividend equivalents on unvested equity awards for executive officers
Maintain individual change-in-control agreements for Named Executives
Reprice options
FORD MOTOR COMPANY 2015 Proxy Statement 5

 Proxy Summary

Element	BASE SALARY	ANNUAL CASH INCENTIVE AWARDS	LONG-TERM INCENTIVE AWARDS	BENEFITS AND PERQUISITES	RETIREMENT PLANS

Purpose	Base Level of Compensation	Incentive to drive near-term performance	Incentive to drive long- term performance and stock price growth	Enhance Productivity and Development	Income Certainty and Security

Target	Fixed $	Fixed % of Salary	Fixed Equity Opportunity	Fixed $	% of Salary

Form of Delivery	Cash	Cash	Performance Units and Options	Various	Cash

Company Performance/ Award	NA	0-200%	0-100%	NA	NA

WHAT WE HEARD	OUR RESPONSE

Long-term incentive program has a one-year performance period	Our 2015 long-term incentive program has a three-year performance period and, therefore, focuses executive behavior on achieving longer-term goals to drive shareholder returns.
Identical metrics for annual incentive cash bonus and long-term incentive programs means executives receive duplicative payments for the same performance
We have adopted a three-year performance period and have incorporated relative TSR as a separate metric for the 2015 Performance Unit grants. While there will still be significant overlap in financial metrics between the 2015 Incentive Bonus Plan and the 2015 Performance Unit grants, we believe the three-year performance period and TSR component address investor concerns of executives receiving duplicative payouts for achievement of the same results.
No relative metric related to shareholder return
We are incorporating relative TSR as a separate metric in our 2015 Performance Unit grants. The relative TSR component will compare Ford's three-year TSR performance to that of an industrial and automotive peer group's three-year TSR performance. The TSR metric will be weighted 25% and the financial metrics will be weighted 75%.
Lowering financial targets while maintaining target payouts
Achievable targets tied to our business plan are critical to our long-term growth. Lowering target payouts because a financial metric objective was lowered year-over-year in order to set the foundation of future growth would be a disincentive to executives.
6 FORD MOTOR COMPANY 2015 Proxy Statement

 Proxy Summary

• Our 2014 performance is tied to the Named Executives' compensation	• Executive stock ownership guidelines continue to align the interests of executives with shareholders
• Nearly 80% of our executive officers' target compensation is performance-based	• We continued a share buyback program to offset the dilutive effect of our equity compensation plans
• Executive pay practices are tied to robust risk and control features	• We listened to shareholder feedback and made significant changes to our 2015 Performance Unit program that address investor concerns

SHAREHOLDER ENGAGEMENT

Ford has a philosophy of engagement, communication, and transparency with shareholders, which includes:

•
Meeting with equity and fixed income investors — during 2014, we met with equity investors at twenty-three conferences and eleven roadshows and we met with fixed income investors at two conferences and seventeen roadshows.

•
Continuing our philosophy of promoting greater communications with our institutional shareholders on corporate governance issues.

•
Meeting with proxy advisory firms and a number of our largest investors since our 2014 Annual Meeting to discuss our corporate governance and executive compensation practices. We found these meetings to be informative and we have incorporated many of their disclosure suggestions into this Proxy Statement.

The Board of Directors is soliciting proxies to be used at the annual meeting of shareholders to be held on Thursday, May 14, 2015, beginning at 8:30 a.m., Eastern Time, at the Hotel du Pont, 11th and Market Streets, Wilmington, Delaware. This Proxy Statement and the enclosed proxy are being made available to shareholders beginning March 27, 2015.

FORD MOTOR COMPANY 2015 Proxy Statement 7

Corporate Governance

Corporate Governance Principles

The Nominating and Governance Committee developed and recommended to the Board a set of corporate governance principles, which the Board adopted. Ford's Corporate Governance Principles may be found on its website at www.corporate.ford.com. These principles include: a limitation on the number of boards on which a director may serve, qualifications for directors (including a requirement that directors be prepared to resign from the Board in the event of any significant change in their personal circumstances that could affect the discharge of their responsibilities), director orientation and continuing education, and a requirement that the Board and each of its Committees perform an annual self-evaluation. Shareholders may obtain a printed copy of the Company's Corporate Governance Principles by writing to our Shareholder Relations Department, Ford Motor Company, One American Road, Suite 1026, Dearborn, MI 48126.

Our Governance Practices

Ford has a long history of operating under sound corporate governance practices, which is a critical element of our success in delivering our One Ford Plan, and creating profitable growth for all. The Board continuously reviews our governance practices, assesses the regulatory and legislative environment, and adopts governance practices that best serve the interest of Ford's shareholders including:

Annual Election of All Directors.
Majority Vote Standard. Each director must be elected by a majority of votes cast.
Independent Board. Our Board is comprised of 80% independent directors.
Presiding Independent Director. Ensures management is adequately addressing the matters identified by the Board.
Independent Board Committees. Each of the Audit, Compensation, and Nominating and Governance committees is comprised entirely of independent directors.
Committee Charters. Each standing committee operates under a written charter that has been approved by the Board.
Independent Directors Meet Regularly Without Management and Non-Independent Directors.
Regular Board and Committee Self-Evaluation Process. The Board and each committee evaluates its performance each year.
Mandatory Deferral of Compensation for Directors. 60% of annual director fees are mandatorily deferred into Ford restricted stock units until retirement, which strongly links the interests of the Board with those of shareholders.
Separate Chairman of the Board and CEO. The Board of Directors has chosen to separate the roles of CEO and Chairman of the Board of Directors.
Confidential Voting.
Special Meetings. Shareholders have the right to call a special meeting.
Shareholders May Take Action by Written Consent.

Strong Codes of Ethics. Ford is committed to operating its business with the highest level of integrity and has adopted codes of ethics that apply to all directors and senior financial personnel, and a code of conduct that applies to all employees.
8 FORD MOTOR COMPANY 2015 Proxy Statement

 Corporate Governance

Leadership Structure

Ford determines the most suitable leadership structure from time to time. At present, the Board of Directors has chosen to separate the roles of CEO and Chairman of the Board of Directors. Mark Fields is our President and CEO and William Clay Ford, Jr., is Chairman of the Board of Directors as well as our Executive Chairman. We believe this structure is optimal for Ford at this time because it allows Mr. Fields to focus on the acceleration of our One Ford Plan and leading the organization to deliver product excellence with passion and drive innovation in every part of our business, while allowing Mr. Ford to focus on leadership of the Board of Directors in addition to providing the Company with direction on Company-wide issues such as sustainability, personal mobility, and stakeholder relationships. Furthermore, the Board has appointed Ellen R. Marram as our Presiding Independent Director. We believe having a Presiding Independent Director is an important governance practice given that the Chairman of the Board, Mr. Ford, is not an independent director under our Corporate Governance Principles. The duties of the Presiding Independent Director include:

•
chairing the executive sessions of our independent directors;

•
advising on the selection of Board Committee Chairs; and

•
working with Mr. Ford and Mr. Fields to ensure management is adequately addressing the matters identified by the Board.

This structure optimizes the roles of CEO, Chairman, and the Presiding Independent Director and provides Ford with sound corporate governance in the management of its business.

Board Meetings, Composition and Committees

EXECUTIVE SESSIONS OF NON-EMPLOYEE DIRECTORS

Non-employee directors ordinarily meet in executive session without management present at most regularly scheduled Board meetings and may meet at other times at the discretion of the Presiding Independent Director or at the request of any non-employee director. Additionally, all of the independent directors meet periodically (at least annually) without management or non-independent directors present.

COMPOSITION OF BOARD OF DIRECTORS/NOMINEES

The Nominating and Governance Committee recommends the nominees for all directorships. The Committee also reviews and makes recommendations to the Board on matters such as the size and composition of the Board in order to ensure the Board has the requisite expertise and its membership consists of persons with sufficiently diverse and independent backgrounds. Between annual shareholder meetings, the Board may elect directors to vacant Board positions to serve until the next annual meeting.

In consideration of Mr. Gephardt's not standing for election at the 2015 Annual Meeting, the Committee recommended that the size of the Board be reduced to 15 directors.

The Committee considers an appropriate mix of long-, medium-, and short-term tenured directors in its succession planning, particularly when it considers waiving the mandatory retirement age for directors.

The Board believes that it has an appropriate mix of short- to medium-tenured directors as well as long-tenured directors that provide a balance that enables the Board to benefit from fresh insights and historical perspective during its deliberations. In addition, the Board has managed succession planning effectively with strategic waivers of the mandatory retirement age where appropriate to maintain certain expertise while new directors supplement the Board structure.

The Board proposes to you a slate of nominees for election to the Board at the annual meeting. You may propose nominees (other than self-nominations) for consideration by the Committee by submitting the names, qualifications and other supporting information to: Secretary, Ford Motor Company, One American Road, Dearborn, MI 48126. Properly submitted recommendations must be received no later than November 27, 2015 to be considered by the Committee for inclusion in the following year's nominations for election to the Board. Your properly submitted candidates are evaluated in the same manner as those candidates recommended by other sources. All candidates are considered in light of the needs of the Board with due consideration given to the qualifications described on p. 21 under Election of Directors.

FORD MOTOR COMPANY 2015 Proxy Statement 9

 Corporate Governance

BOARD COMMITTEES

Only independent directors serve on the Audit, Compensation, and Nominating and Governance Committees, in accordance with the independence standards of the NYSE Listed Company rules and the Company's Corporate Governance Principles. The Board, and each committee of the Board, has the authority to engage independent consultants and advisors at the Company's expense.

The Company has published on its website (www.corporate.ford.com) the charter of each of the Audit, Compensation, Finance, Nominating and Governance, and Sustainability and Innovation Committees of the Board. Printed copies of each of the committee charters are available by writing to our Shareholder Relations Department, Ford Motor Company, One American Road, Suite 1026, Dearborn, MI 48126.

BOARD COMMITTEE FUNCTIONS

Audit Committee. Selects the independent registered public accounting firm to audit Ford's books and records, subject to shareholder ratification, and determines the compensation of the independent registered public accounting firm.

At least annually, reviews a report by the independent registered public accounting firm describing: internal quality control procedures, any issues raised by an internal or peer quality control review, any issues raised by a governmental or professional authority investigation in the past five years and any steps taken to deal with such issues, and (to assess the independence of the independent registered public accounting firm) all relationships between the independent registered public accounting firm and the Company.

Consults with the independent registered public accounting firm, reviews and approves the scope of their audit, and reviews their independence and performance. Also, annually approves of categories of services to be performed by the independent registered public accounting firm and reviews and, if appropriate, approves in advance any new proposed engagement greater than $250,000.

Reviews internal controls, accounting practices, and financial reporting, including the results of the annual audit and the review of the interim financial statements with management and the independent registered public accounting firm.

Reviews activities, organization structure, and qualifications of the General Auditor's Office, and participates in the appointment, dismissal, evaluation, and the determination of the compensation of the General Auditor.

Discusses earnings releases and guidance provided to the public and rating agencies.

Reviews, at least annually, policies with respect to risk assessment and risk management.

Exercises reasonable oversight with respect to the implementation and effectiveness of the Company's compliance and ethics program, including being knowledgeable about the content and operation of such compliance and ethics program.

Reviews, with the Office of the General Counsel, any legal or regulatory matter that could have a significant impact on the financial statements.

As appropriate, obtains advice and assistance from outside legal, accounting, or other advisors.

Prepares an annual report of the Audit Committee to be included in the Company's proxy statement.

Assesses annually the adequacy of the Audit Committee Charter.

Reports to the Board of Directors about these matters.

Compensation Committee. Establishes and reviews the overall executive compensation philosophy and strategy of the Company.

Reviews and approves Company goals and objectives related to the Executive Chairman and the President and CEO and other executive officer compensation, including annual performance objectives.

Evaluates the performance of the Executive Chairman and the President and CEO and other executive officers in light of established goals and objectives and, based on such evaluation, reviews and approves the annual salary, bonus, stock options, Performance Units, other stock-based awards, other incentive awards and other benefits, direct and indirect, of the Executive Chairman and the President and CEO and other executive officers.

Conducts a risk assessment of the Company's compensation policies and practices.

Considers and makes recommendations on Ford's executive compensation plans and programs.

Reviews the Compensation Discussion and Analysis to be included in the Company's proxy statement.

10 FORD MOTOR COMPANY 2015 Proxy Statement

Corporate Governance

Prepares an annual report of the Compensation Committee to be included in the Company's proxy statement.

Assesses annually the adequacy of the Compensation Committee Charter.

Reports to the Board of Directors about these matters.

Finance Committee. Reviews all aspects of the Company's policies and practices that relate to the management of the Company's financial affairs, not inconsistent, however, with law or with specific instructions given by the Board of Directors relating to such matters.

Reviews with management, at least annually, the annual report from the Treasurer of the Company's cash and funding plans and other Treasury matters.

Reviews the strategy and performance of the Company's pension and other retirement and savings plans.

Performs such other functions and exercises such other powers as may be delegated to it by the Board of Directors from time to time.

Reviews, at least annually, policies with respect to financial risk assessment and financial risk management.

Assesses annually the adequacy of the Finance Committee Charter.

Reports to the Board of Directors about these matters.

Nominating and Governance Committee. Reviews and makes recommendations on: (i) the nominations or elections of directors; and (ii) the size, composition, and compensation of the Board.

Establishes criteria for selecting new directors and the evaluation of the Board. Develops and recommends to the Board corporate governance principles and guidelines. Reviews the charter and composition of each committee of the Board and makes recommendations to the Board for the adoption of or revisions to the committee charters, the creation of additional committees, or the elimination of committees.

Considers the adequacy of the By-Laws and the Restated Certificate of Incorporation of the Company and recommends to the Board, as appropriate, that the Board: (i) adopt amendments to the By-Laws, and (ii) propose, for consideration by the shareholders, amendments to the Restated Certificate of Incorporation.

Considers shareholder suggestions for nominees for director (other than self-nominations). See Composition of Board of Directors/Nominees on p. 9.

Assesses annually the adequacy of the Nominating and Governance Committee Charter.

Reports to the Board of Directors about these matters.

Sustainability and Innovation Committee. Evaluates and advises on the Company's pursuit of innovative practices and technologies that improve environmental and social sustainability, enrich our customers' experiences, and increase shareholder value.

Discusses and advises on the innovation strategies and practices used to develop and commercialize technologies.

Annually reviews the Company's Sustainability Report Summary and initiatives related to innovation.

Assesses annually the adequacy of the Sustainability and Innovation Committee Charter.

Reports to the Board of Directors about these matters.

Board's Role in Risk Management

The Board of Directors of the Company has overall responsibility for the oversight of risk management at Ford. Day-to-day risk management is the responsibility of management, which has implemented risk management processes to identify, manage, and monitor risks that face the Company.

The oversight responsibility of the Board and its Committees is supported by Company management and the risk management processes that are currently in place. Ford has extensive and effective risk management processes, relating specifically to compliance, reporting, operating, and strategic risks. Compliance Risk encompasses matters such as legal and regulatory compliance (e.g., Foreign Corrupt Practices Act, environmental, OSHA/safety, etc.). Reporting Risk covers Sarbanes-Oxley compliance, disclosure controls and procedures, and accounting compliance. Operating Risk addresses the myriad of matters related to the operation of a complex company such as Ford (e.g., quality, supply chain, sales and service, financing and liquidity, product development and engineering, labor, etc.). Strategic Risk encompasses somewhat broader and longer-term matters, including, but not limited to, technology development, sustainability, capital allocation, management development, retention and

FORD MOTOR COMPANY 2015 Proxy Statement 11

Corporate Governance

compensation, competitive developments, and geopolitical developments.

We believe that key success factors in the risk management at Ford include a strong risk analysis tone set by the Board and senior management, which is shown through their commitment to effective top-down and bottom-up communication (including communication between management and the Board and Committees), and active cross-functional participation among the Business Units and Functional Skill Teams. More specifically, we have institutionalized the Creating Value Roadmap Process, which includes a Business Plan Review and Special Attention Review process where, on a weekly basis (and more often where circumstances dictate), the senior leadership of the Company from each of the Business Units and the Functional Skill Teams reviews the status of the business, the risks and opportunities presented to the business (once again in the areas of compliance, reporting, operating, and strategic risks), and develops specific plans to address those risks and opportunities. The Company has adopted a formal policy that requires the Creating Value Roadmap Process to be implemented by all Business Units and Functional Skill Teams. Our General Auditor's Office audits against the policies and procedures that have been adopted to support the Creating Value Roadmap Process. The Board of Directors recognizes the Creating Value Roadmap Process as the Company's primary risk management tool and the Audit Committee and the Board review annually the Creating Value Roadmap Process, the Company's adherence to it, and its effectiveness.

As noted above, the full Board of Directors has overall responsibility for the oversight of risk management at Ford and oversees operating risk management with reviews at each of its regular Board meetings. The Board of Directors has delegated responsibility for the oversight of specific areas of risk management to certain Committees of the Board, with each Board Committee reporting to the full Board following each Committee meeting. The Audit Committee assists the Board of Directors in overseeing compliance and reporting risk. The Board, the Sustainability and Innovation Committee, the Compensation Committee, and the Finance Committee all play a role in overseeing strategic risk management.

RISK ASSESSMENT REGARDING COMPENSATION POLICIES AND PRACTICES

We conducted an assessment of our compensation policies and practices, including our executive compensation programs, to evaluate the potential risks associated with these policies and practices. We reviewed and discussed the findings of the assessment with the Compensation Committee and concluded that our compensation programs are designed with an appropriate balance of risk and reward in relation to our One Ford Plan and do not encourage excessive or unnecessary risk-taking behavior. As a result, we do not believe that risks relating to our compensation policies and practices for our employees are reasonably likely to have a material adverse effect on the Company.

In conducting this review, we considered the following attributes of our programs:

•
mix of base salary, annual bonus opportunities, and long-term equity compensation, with performance-based equity compensation opportunities for officers;

•
alignment of annual and long-term incentives to ensure that the awards encourage consistent behaviors and incentivize performance results;

•
inclusion of non-financial metrics, such as quality, and other quantitative and qualitative performance factors in determining actual compensation payouts;

•
capped payout levels for both the Incentive Bonus Plan and performance-based stock awards for Named Executives — the Committee has negative discretion over incentive program payouts;

•
use of 10-year stock options and equity awards that vest over time;

•
generally providing senior executives with long-term equity-based compensation on an annual basis — we believe that accumulating equity over a period of time encourages executives to take actions that promote the long-term sustainability of our business; and

•
stock ownership goals that are reasonable and align the interests of the executive officers with those of our shareholders — this discourages executive officers from focusing on short-term results without regard for longer-term consequences.

Recoupment Policy. The Committee formally adopted a policy of recoupment of compensation in certain circumstances. The purpose of this policy is to help ensure executives act in the best interests of the Company. The policy requires any Company officer to repay or return cash bonuses and equity awards in the event: (i) the Company issues a material restatement of its financial statements and the restatement was caused by such officer's intentional misconduct; (ii) such officer was found to be in violation of non-compete provisions

12 FORD MOTOR COMPANY 2015 Proxy Statement

 Corporate Governance

of any plan or agreement; or (iii) such officer has committed ethical or criminal violations. The Committee will consider all relevant factors and exercise business judgment in determining any appropriate amounts to recoup up to 100% of any awards.

Our Compensation Committee considered compensation risk implications during its deliberations on the design of our executive compensation programs with the goal of appropriately balancing short-term incentives and long-term performance.

COMPENSATION COMMITTEE OPERATIONS

The Compensation Committee establishes and reviews our executive compensation philosophy and strategy and oversees our various executive compensation programs. The Committee is responsible for evaluating the performance of and determining the compensation for our Executive Chairman, the President and CEO, and other executive officers and approving the compensation structure for senior management, including officers. The Committee is comprised of five directors who are considered independent under the NYSE Listed Company rules and our Corporate Governance Principles. The Committee's membership is determined by our Board of Directors. The Committee operates under a written charter adopted by our Board of Directors. The Committee annually reviews the charter. A copy of the charter may be found on our website at www.corporate.ford.com.

The Committee makes decisions regarding the compensation of our officers that are Vice Presidents and above, including the Named Executives. The Committee has delegated authority, within prescribed share limits, to a Long-Term Incentive Compensation Award Committee (comprised of William Clay Ford, Jr., and Mark Fields) to approve grants of options, Performance Units, Restricted Stock Units and other stock-based awards, and to the Annual Incentive Compensation Award Committee to determine bonuses for other employees.

The Board of Directors makes decisions relating to non-employee director compensation. Any proposed changes are reviewed in advance and recommended to the Board by the Nominating and Governance Committee (see Director Compensation on pp. 30-31).

The Compensation Committee considers recommendations from Mr. Ford, Mr. Fields, and the Group Vice President — Human Resources and Corporate Services, in developing compensation plans and evaluating performance of other executive officers. The Committee's consultant also provides advice and analysis on the structure and level of executive compensation. Final decisions on any major element of compensation, however, as well as total compensation for executive officers, are made by the Compensation Committee.

As in prior years, in 2014 the Committee engaged Semler Brossy Consulting Group, LLC, an independent compensation consulting firm, to advise the Committee on executive compensation and benefits matters. Semler Brossy is retained directly by the Committee and it has the sole authority to review and approve the budget of the independent consultant. Semler Brossy does not advise our management and receives no other compensation from us. The same Semler Brossy principal attended all six of the Committee meetings in 2014.

The Committee has analyzed whether the work of Semler Brossy as a compensation consultant has raised any conflict of interest, taking into consideration the following factors: (i) the provision of other services to the Company by Semler Brossy; (ii) the amount of fees from the Company paid to Semler Brossy as a percentage of the firm's total revenue; (iii) Semler Brossy's policies and procedures that are designed to prevent conflicts of interest; (iv) any business or personal relationship of Semler Brossy or the individual compensation advisor employed by the firm with an executive officer of the Company; (v) any business or personal relationship of the individual compensation advisor with any member of the Committee; and (vi) any stock of the Company owned by Semler Brossy or the individual compensation advisor employed by the firm. The Committee has determined, based on its analysis of the above factors, that the work of Semler Brossy and the individual compensation advisor employed by Semler Brossy as compensation consultant to the Committee has not created any conflict of interest.

In addition, the Committee reviewed survey data provided by the Towers Watson Executive Compensation Database. See Competitive Survey on pp. 42-43. Towers Watson does not assist the Committee in determining or recommending compensation of executive officers. Towers Watson is retained by Ford management, not the Committee.

Committee meetings typically occur prior to the meetings of the full Board of Directors. Bonus targets, bonus awards, stock option grants, Performance Unit grants, and Final Awards typically are decided at the

FORD MOTOR COMPANY 2015 Proxy Statement 13

Corporate Governance

February Committee meeting (see Timing of Awards on p. 45). Officer salaries are reviewed in February each year.

See the Compensation Discussion and Analysis on pp. 37-57 for more detail on the factors considered by the Committee in making executive compensation decisions.

The Committee reviews our talent and executive development program with senior management. These reviews are conducted periodically and focus on executive development and succession planning throughout the organization, at the Vice President level and above.

Our policy, approved by the Compensation Committee, to limit outside board participation by our officers, is:

•
no more than 15% of the officers should be on for-profit boards at any given point in time; and

•
no officer should be a member of more than one for-profit board.

AUDIT COMMITTEE FINANCIAL EXPERT AND AUDITOR ROTATION

The Charter of the Audit Committee provides that a member of the Audit Committee generally may not serve on the audit committee of more than two other public companies. The Board has designated Stephen G. Butler as an Audit Committee financial expert. Mr. Butler meets the independence standards for audit committee members under the NYSE Listed Company and SEC rules. The lead partner of the Company's independent registered public accounting firm is rotated at least every five years.

Independence of Directors and Relevant Facts and Circumstances

DIRECTOR INDEPENDENCE

A majority of the directors must be independent directors under the NYSE Listed Company rules. The NYSE rules provide that no director can qualify as independent unless the Board affirmatively determines that the director has no material relationship with the listed company. The Board has adopted the following standards in determining whether or not a director has a material relationship with the Company. These standards are contained in Ford's Corporate Governance Principles and may be found at the Company's website, www.corporate.ford.com.

•
Employee or Former Employee.No director who is an employee or a former employee of the Company can be independent until three years after termination of such employment.

•
Independent Auditor Affiliation.No director who is, or in the past three years has been, affiliated with or employed by the Company's present or former independent auditor can be independent until three years after the end of the affiliation, employment, or auditing relationship.

•
Interlocking Directorship.No director can be independent if he or she is, or in the past three years has been, part of an interlocking directorship in which an executive officer of the Company serves on the compensation committee of another company that employs the director.

•
Additional Compensation.No director can be independent if he or she is receiving, or in the last three years has received, more than $100,000 during any 12-month period in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service).
14 FORD MOTOR COMPANY 2015 Proxy Statement

Corporate Governance

•
Immediate Family Members.Directors with immediate family members in the foregoing categories are subject to the same three-year restriction.

•
Other Relationships.The following commercial, charitable and educational relationships will not be considered to be material relationships that would impair a director's independence:

(i)
Sales and Purchases of Products/Services. if within the preceding three years a Ford director was an executive officer or employee of another company (or an immediate family member of the director was an executive officer of such company) that did business with Ford and either: (a) the annual sales to Ford were less than the greater of $1 million or two percent of the total annual revenues of such company, or (b) the annual purchases from Ford were less than the greater of $1 million or two percent of the total annual revenues of Ford, in each case for any of the three most recently completed fiscal years;

(ii)
Indebtedness. if within the preceding three years a Ford director was an executive officer of another company which was indebted to Ford, or to which Ford was indebted, and either: (a) the total amount of such other company's indebtedness to Ford was less than two percent of the total consolidated assets of Ford, or (b) the total amount of Ford's indebtedness to such other company was less than two percent of the total consolidated assets of such other company, in each case for any of the three most recently completed fiscal years; and

(iii)
Charitable Contributions. if within the preceding three years a Ford director served as an executive officer, director or trustee of a charitable or educational organization, and Ford's discretionary contributions to the organization were less than the greater of $1 million or two percent of that organization's total annual discretionary receipts for any of the three most recently completed fiscal years. (Any matching of charitable contributions will not be included in the amount of Ford's contributions for this purpose.)

Based on these independence standards and all of the relevant facts and circumstances, the Board determined that none of the following directors had any material relationship with the Company and, thus, are independent: Stephen G. Butler, Kimberly A. Casiano, Anthony F. Earley, Jr., James P. Hackett, James H. Hance, Jr., William W. Helman IV, Jon M. Huntsman, Jr., William E. Kennard, John C. Lechleiter, Ellen R. Marram, Gerald L. Shaheen, and John L. Thornton. Additionally, Richard A. Manoogian and Homer A. Neal, both of whom left the Board during 2014, and Richard A. Gephardt, who is not standing for election at the 2015 Annual Meeting, were determined by the Board to have had no material relationship with the Company during the time of their service and, thus, were independent.

DISCLOSURE OF RELEVANT FACTS AND CIRCUMSTANCES

With respect to the independent directors listed above, the Board considered the following relevant facts and circumstances in making the independence determinations:

From time to time during the past three years, Ford purchased goods and services from, sold goods and services to, or financing arrangements were provided by, various companies with which certain directors were or are affiliated either as members of such companies' boards of directors or, in the case of Messrs. Earley and Hackett, as an officer of such a company or, in the case of Gov. Huntsman, where an immediate family member serves as an officer of such a company. In addition to Messrs. Earley and Hackett, and Gov. Huntsman, these directors included Mr. Gephardt, Mr. Kennard, Mr. Hance, Mr. Helman, Mr. Manoogian, Ms. Marram, Dr. Neal, and Mr. Thornton. The Company also made donations to certain institutions with which certain directors are affiliated. These included Ms. Casiano, Mr. Earley, Mr. Gephardt, Mr. Hackett, Mr. Manoogian, and Dr. Neal. None of the relationships described above was material under the independence standards contained in our Corporate Governance Principles.

FORD MOTOR COMPANY 2015 Proxy Statement 15

 Corporate Governance

Codes of Ethics

The Company has published on its website (www.corporate.ford.com) its code of conduct handbook, which applies to all officers and employees, a code of ethics for directors, and a code of ethics for the Company's chief executive officer as well as senior financial and accounting personnel. Any waiver of, or amendments to, the codes of ethics for directors or executive officers, including the chief executive officer, the chief financial officer and the principal accounting officer, may be approved only by the Nominating and Governance Committee and any such waivers or amendments will be disclosed promptly by the Company by posting such waivers or amendments to its website. The Nominating and Governance Committee also reviews management's monitoring of compliance with the Company's Code of Conduct. Printed copies of each of the codes of ethics referred to above are also available by writing to our Shareholder Relations Department, Ford Motor Company, One American Road, Suite 1026, Dearborn, MI 48126.

Communications with the Board and Annual Meeting Attendance

The Board has established a process by which you may send communications to the Board as a whole, the non-employee Directors as a group, or the Presiding Independent Director. You may send communications to our Directors, including any concerns regarding Ford's accounting, internal controls, auditing, or other matters, to the following address: Board of Directors (or Presiding Independent Director or non-employee Directors as a group, as appropriate), Ford Motor Company, P.O. Box 685, Dearborn, MI 48126-0685. You may submit your concern anonymously or confidentially. You may also indicate whether you are a shareholder, customer, supplier, or other interested party. Communications relating to the Company's accounting, internal controls, or auditing matters will be relayed to the Audit Committee. A summary of the other communications will be relayed to the Nominating and Governance Committee. Communications will be referred to other areas of the Company for handling as appropriate under the facts and circumstances outlined in the communications. Ford will acknowledge receipt of all communications sent to the address above that disclose a return address. You may also find a description of the manner in which you can send communications to the Board on the Company's website (www.corporate.ford.com).

All members of the Board are expected to attend the annual meeting, unless unusual circumstances would prevent such attendance. Last year, of the sixteen then current members of the Board, fifteen attended the annual meeting.

16 FORD MOTOR COMPANY 2015 Proxy Statement

 Corporate Governance

Beneficial Stock Ownership

FIVE PERCENT BENEFICIAL OWNERS OF COMMON STOCK

Pursuant to SEC filings, the Company was notified that as of December 31, 2014, the entities included in the table below had more than a 5% ownership interest of Ford common stock, or owned securities convertible into more than 5% ownership of Ford common stock, or owned a combination of Ford common stock and securities convertible into Ford common stock that could result in more than 5% ownership of Ford common stock.

Name of Beneficial Owner	Address of Beneficial Owner	Ford Common Stock	Percent of Outstanding Ford Common Stock

State Street Corporation and certain of its affiliates*	State Street Financial Center One Lincoln Street Boston, MA 02111	382,492,631	10.1%

Evercore Trust Company, N.A.	55 East 52nd Street	221,422,702	5.9%
	36th Floor
	New York, NY 10055

BlackRock, Inc. and certain of its affiliates	BlackRock, Inc. 55 East 52nd Street New York, NY 10022	204,718,038	5.4%

The Vanguard Group and certain of its affiliates	The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	201,571,821	5.3%

*
State Street Bank and Trust Company is the trustee for Ford common stock in the Ford defined contribution plans master trust, which beneficially owns 5.9% of the common stock of Ford. In this capacity, State Street Bank and Trust Company has voting power over the shares in certain circumstances.

FIVE PERCENT BENEFICIAL OWNERS OF CLASS B STOCK

As of February 1, 2015, the persons included in the table below beneficially owned more than 5% of the outstanding Class B Stock.

Name	Address	Ford Class B Stock	Percent of Outstanding Ford Class B Stock

Lynn F. Alandt	Ford Estates, 2000 Brush, Detroit, MI 48226	6,597,159	9.31%
Sheila F. Hamp	Ford Estates, 2000 Brush, Detroit, MI 48226	4,082,982	5.76%
David M. Hempstead, as trustee of various trusts*	Ford Estates, 2000 Brush, Detroit, MI 48226	9,766,797	13.79%
Voting Trust**	Ford Estates, 2000 Brush, Detroit, MI 48226	68,993,604	97.40%
*
Mr. Hempstead disclaims beneficial ownership of these shares.

**
These Class B Stock shares are held in a voting trust of which Edsel B. Ford II, William Clay Ford, Jr., Benson Ford, Jr., and Alfred B. Ford are the trustees. The trust is of perpetual duration until terminated by the vote of shares representing over 50% of the participants and requires the trustees to vote the shares as directed by a plurality of the shares in the trust.
FORD MOTOR COMPANY 2015 Proxy Statement 17

 Corporate Governance

DIRECTOR AND EXECUTIVE OFFICER BENEFICIAL OWNERSHIP

The following table shows how much Ford stock each director, nominee, and Named Executive beneficially owned as of February 1, 2015. No director, nominee or executive officer, including Named Executives, beneficially owned more than 0.51% of Ford's total outstanding common stock nor did any such person beneficially own more than 0.01% of Ford common stock units as of February 1, 2015. Executive officers held options exercisable on or within 60 days after February 1, 2015 to buy 14,103,908 shares of Ford common stock.

Name	Ford Common Stock [1,2]	Ford Common Stock Units [3]

Stephen G. Butler*	23,791	124,372
Kimberly A. Casiano*	16,858	116,485
Anthony F. Earley, Jr.*	47,213	52,416
James D. Farley, Jr.	701,335	0
Mark Fields*	4,301,269	8,242
Richard A. Gephardt**	9,701	59,657
James P. Hackett*	10,051	3,289
James H. Hance, Jr.*	59,704	40,198
William W. Helman IV*	29,607	31,093
Joseph R. Hinrichs	889,101	822
Jon M. Huntsman, Jr.*	9,704	24,779
William E. Kennard*	0	0
John C. Lechleiter*	24,173	4,200
Ellen R. Marram*	30,000	201,782
Alan Mulally	20,039,400	0
Gerald L. Shaheen*	17,144	114,346
Robert L. Shanks	815,986	0
John L. Thornton*	52,593	240,915

Name	Ford Common Stock [1,2]	Ford Common Stock Units [3]	Ford Class B Stock	Percent of Outstanding Ford Class B Stock

Edsel B. Ford II*	2,843,476	127,400	5,392,430	7.61%
William Clay Ford, Jr.*	7,990,939	61,407	10,859,713	15.33%

All Directors and Executive Officers as a group 31 persons beneficially owned 0.65% of Ford common stock or securities convertible into Ford common stock as of February 1, 2015	25,474,485	1,219,723	16,252,143	22.94%

*
Indicates Director Nominees

**
Mr. Gephardt is not standing for election at the 2015 Annual Meeting.
1
For executive officers, included in the amounts for "All Directors and Executive Officers as a group" are Restricted Stock Units issued under the 2008 Plan as long-term incentive grants in 2014 and prior years for retention and other incentive purposes.

  In addition, amounts shown include Restricted Stock Units issued under the 2008 Plan as follows: 517,346 units for Mr. Fields; 185,236 units for Mr. Shanks; 583,111 units for William Clay Ford, Jr.; 279,519 units each for Messrs. Hinrichs and Farley; and 1,791,531 units for Mr. Mulally.

  In addition, amounts shown include Restricted Stock Units issued under the 2014 Plan as follows: 17,791 units for Mr. Butler; 9,704 units for Ms. Casiano; 11,213 units for Mr. Earley; 9,704 units each for Messrs. Hance and Huntsman; 16,173 units for Dr. Lechleiter; 9,704 units for Ms. Marram; and 17,144 units for Mr. Shaheen.

  Included in the stock ownership shown in the table above: Edsel B. Ford II has disclaimed beneficial ownership of 61,401 shares of common stock and 32,997 shares of Class B Stock that are either held directly by his immediate family or by charitable funds which he controls. William Clay Ford, Jr., has disclaimed beneficial ownership of 327,092 shares of common stock and 2,095,182 shares of Class B Stock that are either held directly by members of his immediate family or indirectly by members of his immediate family in trusts in which Mr. Ford has no interest. Present directors and executive officers as a group have disclaimed beneficial ownership of a total of 388,493 shares of common stock and 2,128,179 shares of Class B Stock.

  Directors and officers pledged a total of 350 shares of common stock as security.

2
Also, on February 1, 2015 (or within 60 days after that date), the Named Executives and directors listed below have rights to acquire shares of common stock through the exercise of stock options under Ford's stock option plans (which amounts are included in the "Ford Common Stock" column), as follows:
18 FORD MOTOR COMPANY 2015 Proxy Statement

 Corporate Governance

Person	Number of Shares

James D. Farley, Jr.	151,960
Mark Fields	2,965,153
William Clay Ford, Jr.	6,502,668
Joseph R. Hinrichs	214,383
Alan Mulally	12,066,004
Robert L. Shanks	340,355

3
In general, these are common stock units credited under a deferred compensation plan and payable in cash and in the cases of William Clay Ford, Jr., Mark Fields, and Joseph R. Hinrichs, include stock units under a benefit equalization plan.

Section 16(a) Beneficial Ownership Reporting Compliance

Based on Company records and other information, Ford believes that all SEC filing requirements applicable to its directors and executive officers were complied with for 2014 and prior years.

Certain Relationships and Related Transactions

POLICY AND PROCEDURE FOR REVIEW AND APPROVAL OF RELATED PARTY TRANSACTIONS

Business transactions between Ford and its officers or directors, including companies in which a director or officer (or an immediate family member) has a substantial ownership interest or a company where such director or officer (or an immediate family member) serves as an executive officer ("related party transactions") are not prohibited. In fact, certain related party transactions can be beneficial to the Company and its shareholders.

It is important, however, to ensure that any related party transactions are beneficial to the Company. Accordingly, any related party transaction, regardless of amount, is submitted to the Nominating and Governance Committee in advance for review and approval. All existing related party transactions are reviewed at least annually by the Nominating and Governance Committee. The Office of the General Counsel reviews all such related party transactions, existing or proposed, prior to submission to the Nominating and Governance Committee, and our General Counsel opines on the appropriateness of each related party transaction. The Nominating and Governance Committee may, at its discretion, consult with outside legal counsel.

Any director or officer with an interest in a related party transaction is expected to recuse himself or herself from any consideration of the matter.

The Nominating and Governance Committee's approval of a related party transaction may encompass a series of subsequent transactions contemplated by the original approval, i.e., transactions contemplated by an ongoing business relationship occurring over a period of time. Examples include transactions in the normal course of business between the Company and a dealership owned by a director or an executive officer (or an immediate family member thereof), transactions in the normal course of business between the Company and financial institutions with which a director or officer may be associated, and the ongoing issuances of purchase orders or releases against a blanket purchase order made in the normal course of business by the Company to a business with which a director or officer may be associated. In such instances, any such approval shall require that the Company make all decisions with respect to such ongoing business relationship in accordance with existing policies and procedures applicable to non-related party transactions (e.g., Company purchasing policies governing awards of business to suppliers, etc.).

In all cases, a director or officer with an interest in a related party transaction may not attempt to influence Company personnel in making any decision with respect to the transaction.

RELATED PARTY TRANSACTIONS

In February 2002, Ford entered into a Stadium Naming and License Agreement with The Detroit Lions, Inc. (the "Lions"), pursuant to which we acquired for $50 million, paid by us in 2002, the naming rights to a new domed stadium located in downtown Detroit at which the Lions began playing their home games during the 2002 National Football League season. We named the stadium "Ford Field." The term of the naming rights agreement is 25 years, which commenced with the 2002 National Football League season. Benefits to Ford under the naming rights agreement include exclusive exterior entrance signage and predominant interior promotional signage. In June 2005, the naming rights agreement was amended to provide for expanded Ford exposure on and around the exterior of the stadium, including the rooftop, in exchange for approximately

FORD MOTOR COMPANY 2015 Proxy Statement 19

 Corporate Governance

$6.65 million to be paid in installments over the following ten years, of which $564,933 was paid during 2014. Beginning in 2005, the Company also agreed to provide to the Lions, at no cost, eight new model year Ford, Lincoln or Mercury brand vehicles manufactured by Ford in North America for use by the management and staff of Ford Field and the Lions and to replace such vehicles in each second successive year, for the remainder of the naming rights agreement. The cost incurred during 2014 was $105,675. William Clay Ford, Jr., is a minority owner and is a director and officer of the Lions.

In October 2014, Ford entered into a Sponsorship Agreement with a wholly-owned subsidiary of the Lions to be the exclusive title sponsor of an NCAA-sanctioned, men's college football "Bowl" game to be played in each of the 2014-2016 seasons at Ford Field. We named the Bowl the "Quick Lane Bowl" for our Quick Lane Tire & Auto Center brand and acquired several broadcast television messages, event signage, and other advertising in exchange for a sponsorship fee. The cost incurred during 2014 was $600,000.

Paul Alandt, Lynn F. Alandt's husband, owns two Ford-franchised dealerships and a Lincoln-franchised dealership. In 2014, the dealerships paid Ford about $150.0 million for products and services in the ordinary course of business. In turn, Ford paid the dealerships about $23.5 million for services in the ordinary course of business. Also in 2014, Ford Motor Credit Company LLC, a wholly-owned entity of Ford, provided about $214.1 million of financing to dealerships owned by Mr. Alandt and paid $1.3 million to them in the ordinary course of business. The dealerships paid Ford Credit about $215.6 million in the ordinary course of business. Additionally in 2014, Ford Credit purchased retail installment sales contracts and Red Carpet Leases from the dealerships in amounts of about $20.2 million and $93.1 million, respectively.

In March 2001, Marketing Associates, LLC, an entity in which Edsel B. Ford II has a majority interest, acquired all of the assets of the Marketing Associates Division of Lason Systems, Inc. Before the acquisition, the Marketing Associates Division of Lason Systems, Inc. provided various marketing and related services to the Company and this continued following the acquisition. In 2014, the Company paid Marketing Associates, LLC approximately $25.0 million for marketing and related services provided in the ordinary course of business.

During 2014, the Company employed Henry Ford III, son of Edsel B. Ford II, as a manager in our global Marketing and Sales skill team. Henry Ford III received 2014 compensation of approximately $185,000 consisting primarily of salary, bonus, relocation expenses, and stock awards for which he became eligible during 2014.

Pursuant to SEC filings, the Company was notified that as of December 31, 2014, State Street Corporation, and its affiliate State Street Bank and Trust Company, State Street Financial Center, One Lincoln Street, Boston, MA 02111, and certain of its affiliates, owned 10.1% of our common stock. During 2014, the Company paid State Street Corporation and its affiliates approximately $6.05 million in the ordinary course of business.

Pursuant to SEC filings, the Company was notified that as of December 31, 2014, Evercore Trust Company, N.A., 55 East 52nd Street, 36th Floor, New York, NY 10055, owned approximately 5.9% of the Company's common stock. During 2014, the Company paid Evercore Trust Company, N.A. approximately $1.15 million in the ordinary course of business.

Pursuant to SEC filings, the Company was notified that as of December 31, 2014, BlackRock, Inc., 55 East 52nd Street, New York, NY 10022, and certain of its affiliates, owned approximately 5.4% of the Company's common stock. During 2014, the Company paid BlackRock, Inc. approximately $7.95 million in the ordinary course of business.

Pursuant to SEC filings, the Company was notified that as of December 31, 2014, The Vanguard Group, 100 Vanguard Blvd., Malvern, PA 19355, and certain of its affiliates, owned approximately 5.3% of the Company's common stock. During 2014, the Company paid The Vanguard Group approximately $0.56 million in the ordinary course of business.

20 FORD MOTOR COMPANY 2015 Proxy Statement

Proposal 1. — Election of Directors

IDENTIFICATION OF DIRECTORS

The Charter of the Nominating and Governance Committee provides that the Committee conducts all necessary and appropriate inquiries into the backgrounds and qualifications of possible candidates as directors. The Committee identifies candidates through a variety of means, including search firms, recommendations from members of the Committee and the Board, including the Executive Chairman and the President and CEO, and suggestions from Company management. The Committee has the sole authority to retain and terminate any search firm to be used to assist it in identifying and evaluating candidates to serve as directors of the Company. The Company on behalf of the Committee has paid fees to third-party firms to assist the Committee in the identification and evaluation of potential Board members.

Our newest director is William E. Kennard who was identified and proposed to the Committee by different independent directors. Upon recommendation of the Committee, Mr. Kennard was selected from among several names submitted by directors and following a review by a search firm. Mr. Kennard was interviewed prior to his election by the Chair of the Committee, the Chairman, and the President and CEO, and certain other Board members. Upon recommendation of the Committee, Mr. Kennard was elected to the Board on December 11, 2014, with his election effective on January 1, 2015.

Mr. Gephardt will not stand for election at the 2015 Annual Shareholders' Meeting.

Fifteen directors will be elected at this year's annual meeting. Each director will serve until the next annual meeting or until he or she is succeeded by another qualified director who has been elected.

We will vote your shares as you specify when providing your proxy. If you do not specify how you want your shares voted when you provide your proxy, we will vote them for the election of all of the nominees listed below. If unforeseen circumstances (such as death or disability) make it necessary for the Board of Directors to substitute another person for any of the nominees, we will vote your shares for that other person.

QUALIFICATIONS CONSIDERED FOR NOMINEES

Because Ford is a large and complex company, the Nominating and Governance Committee considers numerous qualifications when considering candidates for the Board. In addition to the qualifications listed below, among the most important qualities directors should possess are the highest personal and professional ethical standards, integrity, and values. They should be committed to representing the long-term interests of all of the shareholders. Directors must also have practical wisdom and mature judgment. Directors must be objective and inquisitive. Ford recognizes the value of diversity and we endeavor to have a diverse Board, with experience in business, international operations, finance, manufacturing and product development, marketing and sales, government, education, technology, and in areas that are relevant to the Company's global activities. The biographies of the nominees show that, taken as a whole, the current slate of director nominees possesses these qualifications. Directors must be willing to devote sufficient time to carrying out their duties and responsibilities effectively, including making themselves available for consultation outside of regularly scheduled Board meetings, and should be committed to serve on the Board for an extended period of time. Directors should also be prepared to offer their resignation in the event of any significant change in their personal circumstances that could affect the discharge of their responsibilities as directors of the Company, including a change in their principal job responsibilities.

Each of the nominees for director is now a member of the Board of Directors, which met nine times during 2014. Each of the nominees for director attended at least 75% of the combined Board and committee meetings held during the periods served by such nominee in 2014. The nominees provided the following information about themselves as of February 1, 2015. Additionally, for each director nominee we have disclosed the particular experience, qualifications, attributes, or skills that led the Board to conclude that the nominee should serve as a director.

FORD MOTOR COMPANY 2015 Proxy Statement 21

 Proposal 1. — Election of Directors

Stephen G. Butler Independent Age: 67 Director Since: 2004 Committees: Audit (Chair), Nominating and Governance	Kimberly A. Casiano Independent Age: 57 Director Since: 2003 Committees: Audit, Nominating and Governance, Sustainability and Innovation

PRINCIPAL OCCUPATION:
Retired Chairman and Chief Executive Officer, KPMG, LLP, and Retired Chairman of KPMG International, Amsterdam, North Holland, Netherlands

 RECENT BUSINESS EXPERIENCE:
Mr. Butler served as Chairman and CEO of KPMG, LLP from 1996 until his retirement on June 30, 2002. Mr. Butler held a variety of management positions, both in the United States and internationally, during his 33-year career at KPMG.

 CURRENT PUBLIC COMPANY DIRECTORSHIPS:
ConAgra Foods, Inc.

 PUBLIC COMPANY DIRECTORSHIPS WITHIN THE PAST FIVE YEARS:
Cooper Industries, PLC

 REASONS FOR NOMINATION:
The Board believes Mr. Butler's extensive experience in the accounting profession, both in the United States and internationally, as well as his executive experience as Chairman and CEO of KPMG for several years, provide Ford with financial expertise and risk management skills that have been instrumental in guiding the Company through its restructuring and that will be equally important as the Company grows. As Chair of the Audit Committee and its designated financial expert, Mr. Butler continues to add significant value to the goal of improving our balance sheet while fulfilling our financial reporting obligations accurately and transparently.
PRINCIPAL OCCUPATION:
President, Kimberly Casiano & Associates, San Juan, Puerto Rico

 RECENT BUSINESS EXPERIENCE:
On January 1, 2010, Ms. Casiano established Kimberly Casiano & Associates, where she is President. The firm provides advisory services in marketing, recruiting, communications, advocacy, and diversity to target the U.S. Hispanic market, the Caribbean, and Latin America. From 1994 until December 31, 2009, Ms. Casiano was President and Chief Operating Officer of Casiano Communications, a publishing and direct marketing company. From 1987 to 1994, she held a number of management positions within Casiano Communications in the periodicals and magazines and the bilingual direct marketing and call center divisions of the company. Ms. Casiano is a member of the Board of Directors of Mutual of America, Scotiabank of Puerto Rico, and the Hispanic Scholarship Fund.

 CURRENT PUBLIC COMPANY DIRECTORSHIPS:
Mead Johnson Nutrition Company

 REASONS FOR NOMINATION:
The Board believes that Ms. Casiano's experience as President and COO of Casiano Communications and her current position as President of Kimberly Casiano & Associates provides the Company with unique insight into marketing and sales, particularly regarding the U.S. Hispanic community and Latin America. Ms. Casiano provides Ford with valuable insight in developing communications, marketing and sales strategies for Latin America and our emerging markets as we grow our market share profitably.
22 FORD MOTOR COMPANY 2015 Proxy Statement

Proposal 1. — Election of Directors

Anthony F. Earley, Jr. Independent Age: 65 Director Since: 2009 Committees: Compensation (Chair), Nominating and Governance, Sustainability and Innovation	Mark Fields Age: 54 Director Since: 2014 Committees: Finance

PRINCIPAL OCCUPATION:
Chairman, Chief Executive Officer & President, PG&E Corp., San Francisco, California

 RECENT BUSINESS EXPERIENCE:
Mr. Earley became Chairman, Chief Executive Officer and President of PG&E Corporation in September 2011. Previously, Mr. Earley was Executive Chairman of DTE Energy since October 2010. He had been Chairman and Chief Executive Officer of DTE Energy since 1998. Mr. Earley joined DTE Energy in 1994 as President and Chief Operating Officer. Prior to that time, Mr. Earley served as President and Chief Operating Officer of the Long Island Lighting Company, an electric and gas utility in New York. Mr. Earley is a director of the Nuclear Energy Institute, the Edison Electric Institute, and the Business Roundtable. Mr. Earley also has served on the boards of numerous charitable and civic organizations, including United Way of the Bay Area, the Bay Area Council, San Francisco Committee on Jobs, and the Exploratorium. He served as an officer in the United States Navy nuclear submarine program where he was qualified as a chief engineer officer.

 CURRENT PUBLIC COMPANY DIRECTORSHIPS:
PG&E Corporation

 PUBLIC COMPANY DIRECTORSHIPS WITHIN THE PAST FIVE YEARS:
Masco Corp. and DTE Energy

 REASONS FOR NOMINATION:
The Board believes that, as Ford continues to develop hybrid and electric vehicles, Mr. Earley's experience as Chairman, CEO and President of PG&E Corp., his leadership positions in the electric and nuclear industries, and his experience as a U.S. Navy officer, provide Ford with a uniquely qualified individual who can assist in the development of vehicles our customers want and value. In addition, Mr. Earley is able to provide valuable advice regarding the development of the electrical infrastructure needed to assist in the widespread acceptance of electric vehicles. Mr. Earley's experience as Chairman and CEO adds significant leadership and general management expertise to Board deliberations.
PRINCIPAL OCCUPATION:
President and Chief Executive Officer, Ford Motor Company

 RECENT BUSINESS EXPERIENCE:
Mr. Fields was elected President and Chief Executive Officer of Ford Motor Company effective July 1, 2014. Since December 2012, Mr. Fields had been Ford's Chief Operating Officer responsible for the Company's global business units. Prior to that time, he led the transformation of Ford's business in North America as Executive Vice President and President of The Americas, a position to which he was named in October 2005. Since joining Ford in July 1989, Mr. Fields has served Ford of Europe and the Premier Automotive Group (PAG) as Executive Vice President, as Chairman and Chief Executive Officer of PAG, and as President of Mazda Motor Company.

 REASONS FOR NOMINATION:
As Ford's President and CEO, the Board believes that Mr. Fields continues to provide the strategic and management leadership necessary to create an exciting viable Ford delivering profitable growth for all. Mr. Fields has led the successful implementation of the One Ford Plan, driven innovation in every part of our business, and developed a global leadership team that works together effectively. The Board believes that Mr. Fields's leadership skills will continue to create value for Ford and our stakeholders.
FORD MOTOR COMPANY 2015 Proxy Statement 23

Proposal 1. — Election of Directors

Edsel B. Ford II Age: 66 Director Since: 1988 Committees: Finance, Sustainability and Innovation	William Clay Ford, Jr. Age: 57 Director Since: 1988 Committees: Finance (Chair), Sustainability and Innovation

PRINCIPAL OCCUPATION:
Director and Consultant, Ford Motor Company

 RECENT BUSINESS EXPERIENCE:
Mr. Ford is a retired Vice President of Ford Motor Company and former President and Chief Operating Officer of Ford Motor Credit Company. He presently serves as a consultant to the Company.

 CURRENT PUBLIC COMPANY DIRECTORSHIPS:
International Speedway Corporation

 REASONS FOR NOMINATION:
The Board believes that Mr. Ford brings a deep knowledge of Ford's business to Board deliberations through his experience as President and COO of Ford Motor Credit Company, as well as his role as consultant to the Company. Mr. Ford also adds significant value in various stakeholder relationships, including relationships with dealers, non-government organizations, employees, and the communities in which Ford has a significant presence. Mr. Ford's life-long affiliation with the Company provides the Board with a unique historical perspective and a focus on the long-term interests of the Company.
PRINCIPAL OCCUPATION:
Executive Chairman and Chairman of the Board of Directors, Ford Motor Company

 RECENT BUSINESS EXPERIENCE:
Mr. Ford has held a number of management positions within Ford, including Vice President — Commercial Truck Vehicle Center. From 1995 until October 30, 2001, Mr. Ford was Chair of the Finance Committee. Effective January 1, 1999, he was elected Chairman of the Board of Directors and effective October 30, 2001, he was elected Chief Executive Officer of the Company. Mr. Ford became Executive Chairman of the Company on September 1, 2006 and is the current Chair of the Finance Committee. Mr. Ford also is Vice Chairman of The Detroit Lions, Inc., Chairman of the Detroit Economic Club, and trustee of The Henry Ford. He also is a member of the boards of Business Leaders for Michigan and Henry Ford Health System.

 CURRENT PUBLIC COMPANY DIRECTORSHIPS:
eBay Inc.

 REASONS FOR NOMINATION:
The Board believes that Mr. Ford's extensive experience in various executive positions, service as CEO, and present service as Executive Chairman, provides the Board with unique insight regarding Company-wide issues. This experience, as well as in his role as Chairman of the Board, assist the Board in developing its long-term strategy, while his life-long affiliation with the Company reinforces the long-term interests of Ford and its shareholders. Mr. Ford's knowledge and experience also add significant value to the Company's relationship with its various stakeholders.
24 FORD MOTOR COMPANY 2015 Proxy Statement

Proposal 1. — Election of Directors

James P. Hackett Independent Age: 59 Director Since: 2013 Committees: Nominating and Governance, Sustainability and Innovation	James H. Hance, Jr. Independent Age: 70 Director Since: 2010 Committees: Audit, Finance, Nominating and Governance

PRINCIPAL OCCUPATION:
Interim Athletic Director, University of Michigan,
Ann Arbor, Michigan

 RECENT BUSINESS EXPERIENCE:
Mr. Hackett is Interim Athletic Director of the University of Michigan and Vice Chair of Steelcase Inc., the global leader in the office furniture industry. He was appointed University of Michigan's Interim Athletic Director in October 2014. On March 1, 2014, Mr. Hackett retired as Chief Executive Officer of Steelcase Inc. He was named President and Chief Executive Officer of Steelcase in December 1994 overseeing all domestic and international operations. In April 2014, Mr. Hackett was elected as the non-executive Chairman of Fifth Third Bancorp, a regional banking corporation headquartered in Cincinnati, Ohio. Previously, Mr. Hackett served as Executive Vice President and Chief Operating Officer of Steelcase North America, since August 1994. In April 1994, Mr. Hackett was named Executive Vice President of Steelcase Ventures and was responsible for the development of products for non-contract furniture customers and developing new company opportunities. In August 1993, he was named President of Turnstone, a Steelcase company created to meet the office furnishing needs of small businesses and home offices. In 1990, Mr. Hackett was named Steelcase's Senior Vice President of sales and marketing. Mr. Hackett also serves on the board of directors for Northwestern Mutual Life. He is a member of the executive committee of the Board of Directors for the National Center for Arts and Technology, as well as the Boards of Advisors to the Gerald R. Ford School of Public Policy and the Life Sciences Institute at the University of Michigan.

 CURRENT PUBLIC COMPANY DIRECTORSHIPS:
Steelcase Inc. and Fifth Third Bancorp
REASONS FOR NOMINATION:
Mr. Hackett's experience as CEO of Steelcase Inc. brings lean international manufacturing and innovative product development expertise to Board deliberations. Combined with his experience in marketing and sales, Mr. Hackett provides Ford with valuable insight in developing and marketing products that our customers want and value. In addition, Mr. Hackett's experience in the financial services industry adds significant value to discussions regarding financing our plan and Ford Credit finance matters.
PRINCIPAL OCCUPATION:
Operating Executive, Carlyle Group, New York, New York

 RECENT BUSINESS EXPERIENCE:
Mr. Hance is the former Chief Financial Officer and former Vice Chairman and member of the board of Bank of America, where he retired in 2005 after 18 years with the company. A certified public accountant, Mr. Hance spent 17 years with Price Waterhouse (now PricewaterhouseCoopers) in Philadelphia and Charlotte. From August 1985 until December 1986, he was chairman and co-owner of Consolidated Coin Caterers Corp. In March 1987, Mr. Hance joined NCNB, a predecessor to Bank of America. Mr. Hance also is an emeritus trustee of Washington University in St. Louis. Mr. Hance was the non-executive Chairman of the Board of Sprint Nextel Corp. and is currently an operating executive with the Carlyle Group.

 CURRENT PUBLIC COMPANY DIRECTORSHIPS:
Cousins Properties Inc.; Duke Energy Corp.; The Carlyle Group; and Acuity Brands, Inc.

 PUBLIC COMPANY DIRECTORSHIPS WITHIN THE PAST FIVE YEARS:
Rayonier, Inc.; Sprint Nextel Corp.; and Morgan Stanley Corp.

 REASONS FOR NOMINATION:
The Board believes that Mr. Hance's extensive experience in the banking industry brings financial expertise to deliberations regarding the Company's balance sheet and liquidity. In addition, Mr. Hance's CPA background, his experience as a Chief Financial Officer, and his tenure as Vice Chairman of Bank of America, provide the Board with another experienced point of view in accounting, Audit Committee, and general risk management matters.
FORD MOTOR COMPANY 2015 Proxy Statement 25

Proposal 1. — Election of Directors

William W. Helman IV Independent Age: 56 Director Since: 2011 Committees: Finance, Nominating and Governance, Sustainability and Innovation (Chair)	Jon M. Huntsman, Jr. Independent Age: 55 Director Since: 2012 Committees: Compensation, Nominating and Governance, Sustainability and Innovation

PRINCIPAL OCCUPATION:
General Partner, Greylock Partners, Cambridge, Massachusetts

 RECENT BUSINESS EXPERIENCE:
Mr. Helman joined Greylock Partners in 1984. Greylock is a venture capital firm focused on early stage investments in technology, consumer Internet, and healthcare. Mr. Helman led Greylock's investments in Millennium Pharmaceuticals, Hyperion, Vertex Pharmaceuticals, Zipcar, Inc., and UPromise, among others. In addition, Mr. Helman is Chairman of the Board of Trustees of Dartmouth College and on the board of Harvard Management Company. He is on the board of the Isabella Stewart Gardner Museum and The Broad Institute.

 PUBLIC COMPANY DIRECTORSHIPS WITHIN THE PAST FIVE YEARS:
Zipcar, Inc.

 REASONS FOR NOMINATION:
The Board believes that Mr. Helman's experience as a venture capitalist in the technology, consumer internet, and healthcare industries brings a unique perspective to Board deliberations concerning new technology investments, social media marketing, and dealing effectively with healthcare issues. These issues are becoming increasingly important as the auto industry adopts new technologies, develops solutions to personal mobility challenges, adapts to new social media techniques, and the country fully implements new federal healthcare legislation.
PRINCIPAL OCCUPATION:
Chairman of the Atlantic Council of the United States and Chairman of the Huntsman Cancer Foundation, Salt Lake City, Utah

 RECENT BUSINESS EXPERIENCE:
Governor Huntsman was appointed Chairman of the Huntsman Cancer Foundation in January 2012. He was U.S. Trade Ambassador and most recently Ambassador to China from August 2009 until April 2011. Prior to that, Gov. Huntsman was twice elected Governor of Utah from 2005 to 2009. He began his public service career as a White House staff assistant to President Ronald Reagan and has since included appointments as Deputy Assistant Secretary of Commerce for Asia, and U.S. Ambassador to Singapore. Gov. Huntsman serves on the boards of the U.S. Naval Academy Foundation and the University of Pennsylvania. In addition, he serves as a distinguished fellow at the Brookings Institute, a trustee of the Carnegie Endowment for International Peace, and a trustee of the Reagan Presidential Foundation.

 CURRENT PUBLIC COMPANY DIRECTORSHIPS: Huntsman Corporation; Caterpillar, Inc.; and Chevron Corporation

 REASONS FOR NOMINATION:
The Board believes that Gov. Huntsman brings a wealth of experience in the Asia Pacific region, where the Company intends to grow significantly in the coming years. Gov. Huntsman's knowledge and expertise will assist the Board in its deliberations concerning the expansion of Ford's business in this growth region. In addition, Gov. Huntsman's extensive experience in government service provides the Board with unique insight of government relations at the state, federal, and international levels.
26 FORD MOTOR COMPANY 2015 Proxy Statement

Proposal 1. — Election of Directors

William E. Kennard Independent Age: 58 Director Since: January 2015 Committees: Nominating and Governance	John C. Lechleiter Independent Age: 61 Director Since: 2013 Committees: Compensation, Nominating and Governance

PRINCIPAL OCCUPATION:
Chairman and co-founder of Velocitas Partners LLC, member of the Operating Executive Board of Staple Street Capital, New York, New York.

 RECENT BUSINESS EXPERIENCE:
Mr. Kennard is the former chairman of the U.S. Federal Communications Commission (FCC) and former U.S. Ambassador to the European Union. His career spans more than three decades in law, telecommunications and private equity. Before his appointment as FCC chairman in 1997, Mr. Kennard served as the FCC's general counsel from 1993 to 1997. As U.S. Ambassador to the European Union from 2009 to 2013, he worked to eliminate regulatory barriers to commerce and to promote transatlantic trade, investment and job creation. In addition to his public service, Mr. Kennard was from 2001 to 2009 a managing director of The Carlyle Group, where he led investments in the telecommunications and media sectors. He also has served on several boards in the fields of telecommunications and media, insurance and energy, as well as on the boards of various non-profit organizations. He currently serves as a Fellow of the Yale Corporation and is a member of Secretary of State John Kerry's Foreign Affairs Policy Board.

 CURRENT PUBLIC COMPANY DIRECTORSHIPS:
AT&T, Inc.; MetLife, Inc.; and Duke Energy Corporation

 REASONS FOR NOMINATION:
Mr. Kennard's wealth of experience, particularly in telecommunications, where he has spent years shaping policy and pioneering initiatives to improve the benefits of technology for consumers worldwide will assist the Board in its deliberations relating to mobility. As we accelerate our work in the areas of in-car connectivity and mobility, his unique perspective will help guide our strategy in these critical areas.
PRINCIPAL OCCUPATION:
Chairman, President and Chief Executive Officer, Eli Lilly and Company, Indianapolis, Indiana

 RECENT BUSINESS EXPERIENCE:
Dr. Lechleiter has served as President and Chief Executive Officer of Eli Lilly and Company since April 2008 and as Chairman of the Board of Directors since January 2009. In 2005, he was named President and Chief Operating Officer and joined the Board of Directors. In 2004, Dr. Lechleiter became Eli Lilly's Executive Vice President for pharmaceutical operations. In 2001, Dr. Lechleiter was appointed Executive Vice President for pharmaceutical products and corporate development. During his career with Lilly, Dr. Lechleiter also has held executive positions in product development and regulatory affairs. Dr. Lechleiter joined Lilly in 1979 as a senior organic chemist. He currently serves as chairman of the U.S.-Japan Business Council and of United Way Worldwide, and he is a board member of the Pharmaceutical Research and Manufacturers of America, the Life Sciences Foundation, and the Central Indiana Corporate Partnership.

 CURRENT PUBLIC COMPANY DIRECTORSHIPS:
Eli Lilly and Company and Nike, Inc.

 REASONS FOR NOMINATION:
The Board believes that Dr. Lechleiter's extensive experience in the highly regulated pharmaceutical field will assist the Board as the Company adapts to an increasingly complex regulatory environment. Additionally, Dr. Lechleiter's experience as the CEO of a multi-national company and his knowledge of science, marketing, management and international business will aid the Board in its deliberations, especially as Ford seeks to expand its market share in regions outside North America.
FORD MOTOR COMPANY 2015 Proxy Statement 27

Proposal 1. — Election of Directors

Ellen R. Marram Presiding Independent Director Age: 68 Director Since: 1988 Committees: Compensation, Nominating and Governance, Sustainability and Innovation	Gerald L. Shaheen Independent Age: 69 Director Since: 2007 Committees: Audit, Nominating and Governance (Chair)

PRINCIPAL OCCUPATION:
President, The Barnegat Group, LLC, New York, New York

 RECENT BUSINESS EXPERIENCE:
Ms. Marram is President of the Barnegat Group, LLC, a business advisory firm. From September 2000 through December 2005, Ms. Marram was Managing Director of North Castle Partners, LLC, a private equity firm. Ms. Marram previously served as President and CEO of Tropicana Beverage Group from September 1997 until November 1998, and had previously served as President of the Group, as well as Executive Vice President of The Seagram Company Ltd. and Joseph E. Seagram & Sons, Inc. Before joining Seagram in 1993, she served as President and CEO of Nabisco Biscuit Company and Senior Vice President of the Nabisco Foods Group from June 1988 until April 1993. Ms. Marram is a member of the board of Newman's Own, Inc., a trustee of Wellesley College, an Advisor Emerita to Deutsche Bank NA, and serves on a number of non-profit boards, including Institute for the Future, New York Presbyterian Hospital, and the Lincoln Center Theater.

 CURRENT PUBLIC COMPANY DIRECTORSHIPS:
The New York Times Company and Eli Lilly and Company

 REASONS FOR NOMINATION:
The Board believes that Ms. Marram's general management and marketing experience in managing well-known consumer brands adds significant expertise to Ford's focus on strengthening our core brands. Additionally, Ms. Marram's experience in advising companies provides her with multiple perspectives on successful strategies across a variety of businesses. Ms. Marram also brings a keen understanding of corporate governance matters to her position as Presiding Independent Director.
PRINCIPAL OCCUPATION:
Retired Group President, Caterpillar, Inc., Peoria, Illinois

 RECENT BUSINESS EXPERIENCE:
Mr. Shaheen was appointed Group President of Caterpillar in November 1998 and had responsibility for the design, development and production of the company's large construction and mining equipment, as well as marketing and sales operations in North America, Caterpillar's components business, and its research and development division. Mr. Shaheen joined Caterpillar in 1967 and held a variety of management positions. He retired from Caterpillar in February 2008. Mr. Shaheen is a board member and past chairman of the U.S. Chamber of Commerce, Chairman of the Illinois Neurological Institute, and former chairman and current member of the Board of Trustees of Bradley University.

 CURRENT PUBLIC COMPANY DIRECTORSHIPS:
AGCO Corporation

 REASONS FOR NOMINATION:
The Board believes that Mr. Shaheen's extensive experience as a Group President at Caterpillar adds a depth of manufacturing and general management knowledge that is beneficial for an automobile manufacturer. His knowledge of marketing and sales, as well as experience in research and development, related to the manufacture and sale of products in a capital and labor intensive industry, provide valuable insight into Ford's efforts to build products our customers want and value.
28 FORD MOTOR COMPANY 2015 Proxy Statement

Proposal 1. — Election of Directors

John L. Thornton Independent Age: 61 Director Since: 1996 Committees: Compensation, Finance, Nominating and Governance

PRINCIPAL OCCUPATION:
Chairman, Barrick Gold Corporation, Toronto, Ontario, Canada

 RECENT BUSINESS EXPERIENCE:
Mr. Thornton serves as Chairman of Barrick Gold Corporation, Co-Chairman of the Board of Trustees of the Brookings Institution, and advisory board member of China Investment Corporation (CIC) and of China Securities Regulatory Commission. He is also a Professor and Director at the Global Leadership Program at the Tsinghua University School of Economics and Management in Beijing, China. Mr. Thornton retired as President and Director of The Goldman Sachs Group, Inc. in 2003.

 CURRENT PUBLIC COMPANY DIRECTORSHIPS:
China Unicom (Hong Kong) Limited and Barrick Gold Corporation

 PUBLIC COMPANY DIRECTORSHIPS WITHIN THE PAST FIVE YEARS:
Intel, Inc.; News Corporation; and HSBC Holdings, plc.

 REASONS FOR NOMINATION:
The Board believes that Mr. Thornton's extensive experience in corporate finance matters is critical to achieving the One Ford goals of financing our plan, improving our balance sheet, and creating profitable growth for all. Also, Mr. Thornton's extensive knowledge of international business, especially in China, brings to the Board valuable insight into what has become one of the world's most important automotive growth markets.
FORD MOTOR COMPANY 2015 Proxy Statement 29

Proposal 1. — Election of Directors

Director Compensation in 2014

(a)	(b)	(c)					(d)	(e)
Name [1]	Fees Earned or Paid in Cash [3] ($)	Stock Awards [4] ($)	Fees [5] ($)	Perquisites/ Evaluation Vehicles [6] ($)	Tax Reimbursement ($)	Life Insurance Premiums [7] ($)	All Other Compensation ($)	Total ($)

Stephen G. Butler	125,000	149,996		24,369	15,552	290	40,211	315,207
Kimberly A. Casiano	100,000	149,996		24,452	18,075	290	42,817	292,813
Anthony F. Earley, Jr.	116,667	149,996		14,197	8,391	290	22,878	289,541
Edsel B. Ford II	100,000	149,996	650,000	14,155	0	682	664,837	914,883
Richard A. Gephardt	100,000	149,996		12,590	17,387	290	30,267	280,263
James P. Hackett	100,000	149,996		19,184	16,510	290	35,984	285,980
James H. Hance, Jr.	100,000	149,996		16,515	13,990	290	30,795	280,791
William W. Helman IV	100,000	149,996		8,367	8,616	290	17,273	267,269
Jon M. Huntsman, Jr.	100,000	149,996		24,422	15,566	290	40,278	290,274
John C. Lechleiter	100,000	149,996		13,130	7,048	290	20,468	270,464
Richard A. Manoogian[2]	41,666	49,988		11,080	12,264	121	23,465	115,119
Ellen R. Marram	130,000	149,996		20,089	12,190	73	32,352	312,348
Homer A. Neal	115,000	149,996	12,000	20,699	13,836	290	46,825	311,821
Gerald L. Shaheen	115,000	149,996		23,099	16,900	290	40,289	305,285
John L. Thornton	100,000	149,996		12,812	12,785	290	25,887	275,883
1
Mr. William E. Kennard joined the Board effective January 1, 2015, and, consequently, is not listed in the table above.

2
Mr. Manoogian did not stand for re-election at the 2014 Annual Meeting, and amounts paid to Mr. Manoogian were prorated in connection with his departure from the Board on May 8, 2014.

3
Fees Earned or Paid Cash

  Fees.    Effective as of July 1, 2013, the Board of Directors agreed that the following compensation will be paid to non-employee directors of the Company:

Annual Board membership fee	$250,000
Annual Presiding Director fee	$30,000
Annual Audit Committee chair fee	$25,000
Annual Compensation Committee chair fee	$25,000
Annual other Committee chair fee	$15,000

    The annual Board membership fee of $250,000 has been in place since January 1, 2012. In 2013, a review of director compensation at companies similarly situated to Ford indicated that the Audit Committee and Compensation Committee chair fees were below competitive levels. Consequently, the Board increased the fees paid for those positions from $15,000 to $25,000. The Board also approved an increase in the Presiding Independent Director fee from $25,000 to $30,000. The increases are consistent with Ford's philosophy of paying its directors near the top level of the leading companies in order to permit the Company to continue to attract quality directors.

    As discussed in foonote 4 below, certain directors chose to receive all or a portion of their fees in restricted stock units pursuant to the 2014 Plan. Pursuant to SEC rules, the dollar value of any fees any director elected to receive in restricted units in excess of the 60% of the fees mandatorily paid in restricted stock units pursuant to that plan is shown in the "Fees Earned or Paid in Cash" column.

4
2014 Plan.    Effective January 1, 2014, the Board adopted the 2014 Stock Plan for Non-Employee Directors of Ford Motor Company. The 2014 Plan was approved by shareholders at the 2014 Annual Meeting. The 2014 Plan is structured so that 60% (the "mandatory portion") of the Annual Board membership fee is mandatorily paid in Restricted Stock Units ("RSUs"). The amounts shown in column (c) are the grant date values of the RSUs relating to the mandatory portion of fees paid under the 2014 Plan. Each Director also had the option of having some or all of his or her remaining fees paid in RSUs pursuant to the 2014 Plan. Each Director had the option to choose when the RSUs settle into shares of Ford common stock as follows: (i) immediately on the grant date; (ii) the earlier of five years from the date of grant and separation from the Board; or (iii) at separation from the Board. The Board adopted the 2014 Plan because the RSUs settle in shares of common stock, thus further aligning the interests of directors and shareholders. Directors are not permitted to sell, hedge, or pledge the 60% mandatory portion of the Annual Board fees until after separation from the Board, even if the RSUs settle into shares of common stock prior to separation from the Board. In light of the requirement that 60% of annual director fees are paid in RSUs, and that directors may not dispose of such RSUs or shares of stock until after separation from the Board, there is no minimum share ownership
30 FORD MOTOR COMPANY 2015 Proxy Statement

Proposal 1. — Election of Directors

  requirement for members of the Board. If dividends are paid on common stock, Dividend Equivalents are paid in additional RSUs on RSU balances for those directors whose RSUs have not settled into shares of common stock. For any director whose RSUs have settled into shares of common stock, they are required to reinvest those dividends into additional shares of common stock until separation from the Board. The following table shows the balances as of December 31, 2014, of RSUs or shares, as applicable, granted pursuant to the 2014 Plan for each director who then served on the Board.

Name	Restricted Stock Units	Ford Common Stock Shares	Name	Restricted Stock Units	Ford Common Stock Shares

Stephen G. Butler	17,791	N/A	William W. Helman IV	N/A	9,607
Kimberly A. Casiano	9,704	N/A	Jon M. Huntsman, Jr.	9,704	N/A
Anthony F. Earley, Jr.	11,213	N/A	John C. Lechleiter	16,173	N/A
Edsel B. Ford II	N/A	9,701	Ellen R. Marram	9,704	N/A
Richard A. Gephardt	N/A	9,701	Gerald L. Shaheen	17,144	N/A
James P. Hackett	N/A	9,701	John L. Thornton	N/A	16,139
James H. Hance, Jr.	9,704	N/A
5
The amount shown for Edsel B. Ford II reflects the fees he earned pursuant to a January 1999 consulting agreement between the Company and Mr. Ford. The consulting fee is payable quarterly in arrears in cash. Mr. Ford is available for consultation, representation, and other duties under the agreement. Additionally, the Company provides facilities (including office space) and an administrative assistant to Mr. Ford. This agreement will continue until either party ends it with 30 days' notice. The amount shown for Dr. Neal reflects fees paid to him as a member of the Board of Managers of Ford Global Technologies, LLC, a wholly-owned entity that manages the Company's intellectual property. As a non-employee director of such board, Dr. Neal received the customary fees paid to non-employee directors. Currently, the fees are: Annual Fee: $10,000, Attendance Fee: $1,000 per meeting. Dr. Neal attended both meetings of the Board of Managers of Ford Global Technologies, LLC, during 2014.

6
Perquisites and Evaluation Vehicle Program.    All amounts shown in this column reflect the cost of: (i) evaluation vehicles provided to Directors; (ii) the actual cost incurred for holiday gifts; (iii) healthcare insurance premiums for certain directors; and (iv) the value of Dividend Equivalents credited to the following directors: Mr. Butler, Ms. Casiano, Messrs. Earley and Hance, Gov. Huntsman, Dr. Lechleiter, Ms. Marram, Dr. Neal, and Mr. Shaheen. We calculate the aggregate incremental costs of providing the evaluation vehicles by estimating the lease fee of a comparable vehicle under our Management Lease Program. The lease fee under that program takes into account the cost of using the vehicle, maintenance, license, title and registration fees, and insurance.

  We provide non-employee directors with the use of up to two Company vehicles free of charge. Directors are expected to provide evaluations of the vehicles to the Company. The cost of providing these vehicles is included in column (d).

7
Insurance.    Ford provides non-employee directors with $200,000 of life insurance which ends when a director retires. A director can choose to reduce life insurance coverage to $50,000 and avoid any income imputation. Effective January 1, 2014, the non-employee director life insurance program was changed to allow former employees who become directors to participate in the program and keep the life insurance coverage provided to retired employees. The life insurance premiums paid by the Company for each director are included in column (d). Ford also provides non-employee directors with the option to obtain Company provided healthcare insurance at no cost. The healthcare insurance is identical to healthcare insurance provided to employees, except for the employee paid portion of premiums. Seven directors have elected this option and that portion of the premiums that the Company pays on behalf of directors that employees typically pay is included in column (d).

Your Board's recommendation: FOR Proposal 1

FORD MOTOR COMPANY 2015 Proxy Statement 31

Proposal 2. — Ratification of Independent Registered Public Accounting Firm

Proposal 2 — Ratification of Selection of Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors selects and hires the independent registered public accounting firm to audit Ford's books of account and other corporate records. You must approve the Audit Committee's selection for 2015.

The Audit Committee selected PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") to audit Ford's books of account and other corporate records for 2015. PricewaterhouseCoopers is well qualified to audit Ford's books of account and other corporate records. Representatives of PricewaterhouseCoopers will be present at the meeting with the opportunity to make a statement and answer questions.

Amounts paid by the Company to PricewaterhouseCoopers for audit and non-audit services rendered in 2013 and 2014 are disclosed in the Audit Committee Report (see p. 33).

Ford management will present the following resolution to the meeting:

"RESOLVED, That the selection, by the Audit Committee of the Board of Directors, of PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit the books of account and other corporate records of the Company, and to review the effectiveness of the Company's internal controls over financial reporting, for 2015 is ratified."

Your Board's recommendation: FOR Proposal 2

32 FORD MOTOR COMPANY 2015 Proxy Statement

 Proposal 2. — Ratification of Independent Registered Public Accounting Firm

Audit Committee Report

The Audit Committee is composed of four directors, all of whom meet the independence standards contained in the NYSE Listed Company rules, SEC rules and Ford's Corporate Governance Principles, and operates under a written charter adopted by the Board of Directors. A copy of the Audit Committee Charter may be found on the Company's website, www.corporate.ford.com. The Audit Committee selects, subject to shareholder ratification, the Company's independent registered public accounting firm.

Ford management is responsible for the Company's internal controls and the financial reporting process. The independent registered public accounting firm, PricewaterhouseCoopers, is responsible for performing independent audits of the Company's consolidated financial statements and internal controls over financial reporting and issuing an opinion on the conformity of those audited financial statements with United States generally accepted accounting principles and on the effectiveness of the Company's internal controls over financial reporting. The Audit Committee monitors the Company's financial reporting process and reports to the Board of Directors on its findings. PricewaterhouseCoopers served as the Company's independent registered public accounting firm in 2014 and 2013.

AUDIT FEES

The Company paid PricewaterhouseCoopers $37.8 million and $37.7 million for audit services for the years ended December 31, 2014 and 2013, respectively. Audit services consisted of the audit of the financial statements included in the Company's Annual Report on Form 10-K, reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q, attestation of the effectiveness of the Company's internal controls over financial reporting, preparation of statutory audit reports, and providing comfort letters in connection with Ford and Ford Motor Credit Company funding transactions.

AUDIT-RELATED FEES

The Company paid PricewaterhouseCoopers $3.9 million and $5.9 million for audit-related services for the years ended December 31, 2014 and 2013, respectively. Audit-related services included support of funding transactions, due diligence for mergers, acquisitions and divestitures, employee benefit plan audits, attestation services, internal control reviews, and assistance with interpretation of accounting standards.

TAX FEES

The Company paid PricewaterhouseCoopers $3.5 million and $3.3 million for tax services for the years ended December 31, 2014 and 2013, respectively. The types of tax services provided included assistance with tax compliance and the preparation of tax returns, tax consultation, planning and implementation services, assistance in connection with tax audits, and tax advice related to mergers, acquisitions and divestitures. Of the fees paid for tax services, the Company paid 54% and 64% for tax compliance and the preparation of Company tax returns in 2014 and 2013, respectively.

ALL OTHER FEES

The Company paid PricewaterhouseCoopers $2.6 million and $0.8 million for other services for the years ended December 31, 2014 and 2013, respectively. The types of other services provided included research analysis regarding new markets and strategies, and advisory services to help support quantification of potential insurance claims.

TOTAL FEES

The Company paid PricewaterhouseCoopers a total of $47.8 million and $47.7 million in fees for the years ended December 31, 2014 and 2013, respectively.

FORD MOTOR COMPANY 2015 Proxy Statement 33

Proposal 2. — Ratification of Independent Registered Public Accounting Firm

AUDITOR INDEPENDENCE

During the last year, the Audit Committee met and held discussions with management and PricewaterhouseCoopers. The Audit Committee reviewed and discussed with Ford management and PricewaterhouseCoopers the audited financial statements and the assessment of the effectiveness of internal controls over financial reporting contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2014. The Audit Committee also discussed with PricewaterhouseCoopers the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence, as well as by SEC regulations.

PricewaterhouseCoopers submitted to the Audit Committee the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the audit committee concerning independence. The Audit Committee discussed with PricewaterhouseCoopers such firm's independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2014, filed with the SEC.

The Audit Committee also considered whether the provision of other non-audit services by PricewaterhouseCoopers to the Company is compatible with maintaining the independence of PricewaterhouseCoopers and concluded that the independence of PricewaterhouseCoopers is not compromised by the provision of such services.

Annually, the Audit Committee pre-approves categories of services to be performed (rather than individual engagements) by PricewaterhouseCoopers. As part of this approval, an amount is established for each category of services (Audit, Audit-Related, Tax Services, and other services). In the event the pre-approved amounts prove to be insufficient, a request for incremental funding will be submitted to the Audit Committee for approval during the next regularly scheduled meeting. In addition, all new engagements greater than $250,000 will be presented in advance to the Audit Committee for approval. A regular report is prepared for each regular Audit Committee meeting outlining actual fees and expenses paid or committed against approved fees.

Audit Committee
Stephen G. Butler (Chair)	James H. Hance, Jr.
Kimberly A. Casiano	Gerald L. Shaheen
34 FORD MOTOR COMPANY 2015 Proxy Statement

 Proposal 3. — Approval of the Compensation of the Named Executives

Proposal 3 — Approval of the Compensation of the Named Executives

The Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010, requires that we provide you with the opportunity to vote to approve, on a non-binding advisory basis, the compensation of our Named Executives, as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. At the 2011 Annual Meeting you approved our proposal to provide you with this opportunity on an annual basis.

As described in detail in the "Compensation Discussion and Analysis," we seek to closely align the interests of our Named Executives with yours. Our compensation programs are designed to reward our Named Executives for the achievement of short-term and long-term strategic and operational goals, while at the same time avoiding unnecessary or excessive risk-taking. We urge you to read the Compensation Discussion and Analysis on pp. 37-57 and the other related executive compensation disclosures so that you have an understanding of our executive compensation philosophy, policies, and practices.

The vote on this resolution is not intended to address any specific element of compensation; rather the vote relates to the compensation of our Named Executives, as described in this Proxy Statement. The vote is advisory, which means that the vote is not binding on the Company, our Board of Directors, or the Compensation Committee.

Ford management will present the following resolution to the meeting:

"RESOLVED, That the Company's shareholders approve, on an advisory basis, the compensation of the Named Executives, as disclosed in the Company's Proxy Statement for the 2015 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosure."

Your Board's recommendation: FOR Proposal 3

FORD MOTOR COMPANY 2015 Proxy Statement 35

Compensation Discussion and Analysis (CD&A) Roadmap

36 FORD MOTOR COMPANY 2015 Proxy Statement

 Executive Compensation

COMPENSATION DISCUSSION AND ANALYSIS (CD&A)

Executive Summary

In 2014, we continued to implement our One Ford Plan, the key elements of which are:

  1.
  Aggressively restructure to operate profitably at the current demand and changing model mix.

  2.
  Accelerate development of new products our customers want and value.

  3.
  Finance our plan and improve our balance sheet.

  4.
  Work together effectively as one team.

Our plan has served us well and will continue to do so going forward. We are building on our success by accelerating the pace of progress throughout our business, delivering product excellence with passion, and driving innovation in every part of the business.

OUR JOURNEY FROM 2006 TO 2014

•
Ford is a substantially stronger company

•
One Ford product portfolio deployed globally

•
Vehicle platforms rationalized

•
Advanced technology launched across our products, including SYNC, EcoBoost, and electrification

•
Ford brand revitalized

•
U.S. and Europe dealer networks rationalized and strengthened

•
Strong business in North America sustained

•
Profitable growth in China achieved

•
Continued implementation of transformation plan in Europe

•
Balance sheet strengthened

•
Investment grade credit rating achieved

•
Dividend restored and increased

•
Stock buybacks used to reduce shareholder dilution

STRONG FOUNDATION IN PLACE TO GROW BUSINESS

FORD MOTOR COMPANY 2015 Proxy Statement 37

 Executive Compensation

We accelerated our growth strategy during 2014:

•
Record year of product launches in 2014

•
Efficiencies reinvested in portfolio growth

•
Improvements in platform reductions delivering significant operating efficiencies

*    Launch progression supports product freshness and growth

*    Improvements in platform reductions deliver significant operating efficiencies

We believe in the effectiveness of our One Ford Plan and the compensation programs that we have designed to support it. The table below shows our performance in key metrics over the past three years:

	2012	2013	2014
Global Profits-Before Taxes ("PBT")*	$7.9 Bils.	$8.6 Bils.	$6.3 Bils.
Automotive Operating-Related Cash Flow**	$3.4 Bils.	$6.1 Bils.	$3.6 Bils.
Automotive Operating Margin***	5.2%	5.4%	3.9%
Automotive Revenue	$126.6 Bils.	$139.4 Bils.	$135.8 Bils.
*
Excludes special items. For reconciliation of our total profits-before-taxes to U.S. generally accepted accounting principles ("GAAP"), please refer to Appendix I.

**
Excluding special items. For reconciliation of our Automotive Operating-Related Cash Flow to GAAP, please refer to Appendix II.

***
Automotive Operating Margin is defined as Automotive pre-tax results, excluding special items and Other Automotive, divided by Automotive Revenue.
38 FORD MOTOR COMPANY 2015 Proxy Statement

Executive Compensation

2014 was a year to invest in our future growth. Our goal was to launch 23 all-new or significantly refreshed vehicles globally and we went further when we launched the Escort in December, thus, achieving a record 24 launches during 2014. While these launches affected the key metrics summarized in the table above for 2014, it set the stage for profitable growth for 2015 and beyond. For 2015, we expect Total Company pre-tax profit, excluding special items, to be in the range of $8.5 billion to $9.5 billion, and Automotive operating-related cash flow, Automotive operating margin, and Automotive revenue all to be higher than 2014. In addition, in January 2014, we increased our dividend rate by 25% from 2013, and increased the dividend rate a further 20% in January 2015 to a quarterly rate of $0.15 per share. We plan to continue our momentum in 2015 with the launch of 15 vehicles globally.

The investment in our growth initiatives during 2014 demonstrates our long-term strategy for our business with the objective of delivering profitable growth for all. To further align executives' interests with yours, our 2015 Performance Unit grant has a three-year performance period and a significant relative TSR component (see 5. 2015 Compensation Plan changes on p. 56).

FORD TOTAL SHAREHOLDER RETURN ("TSR") PERFORMANCE

As further evidence that our One Ford Plan is effective, our financial results have remained consistently strong over a sustained period of time and have also driven shareholder return. While our operating results related to Profit Before Taxes, Automotive operating-related cash flow, and market share were down in 2014, this was due in large part to our launching of 24 all-new or significantly refreshed vehicles globally. Our efforts in 2014 have set the foundation for our future profitable growth in 2015 and beyond. As we continue to accelerate our One Ford Plan with the goal of an additional 15 vehicle launches in 2015, we are confident that our TSR results will improve accordingly.

*    Excluding special items

FORD MOTOR COMPANY 2015 Proxy Statement 39

Executive Compensation

2014 KEY HIGHLIGHTS

•
Record profits and market share in Asia Pacific, driven by record market share in China

•
Increased the dividend rate by 25% in January 2014 and increased it a further 20% in January 2015

•
Ford remained the best-selling vehicle brand in the U.S. and the best-selling automaker in Canada for the 5th year in a row

•
Mark Fields was elected President and CEO effective July 1, 2014, completing a seamless transition from Alan Mulally

•
F-Series was the best selling truck in the U.S. for the 38th straight year and the best selling vehicle for the 33rd straight year

•
In Europe, we remained the No. 2 selling vehicle brand and continued to progress our transformation plan, achieving year-over-year share gain for the first time since 2009

•
Achieved fifth consecutive year of pre-tax profit, excluding special items, and positive Automotive operating-related cash flow

COMPENSATION PHILOSOPHY AND STRATEGY

Our compensation and benefits Philosophy, Strategy, and Guiding Principles are the pillars that provide the foundation within which compensation and benefits programs are developed at Ford. The Guiding Principles ensure our Philosophy and Strategy statements are applied consistently across the business for our salaried employees, and driving total shareholder return is inherent in each pillar. They work together — no one principle is more important than any other and business judgment is used to balance them to ensure our compensation and benefit programs are effective in supporting our objectives. The Compensation Committee adopted the following with respect to all salaried employees.

Compensation and Benefits Philosophy:    Compensation and benefits programs are an important part of the Company's employment relationship, which also includes challenging and rewarding work, growth and career development opportunities, and being part of a leading company with a diverse workforce and great products. Ford is a global company with consistent compensation and benefits practices that are affordable to the business.

Pay for performance is fundamental to our compensation philosophy. We reward individuals for performance and contributions to business success. Our compensation and benefits package in total will be competitive with leading companies in each country.

Strategy Statement:    Compensation will be used to attract, retain, and motivate employees and to reward the achievement of business results through the delivery of competitive pay and incentive programs. Benefits provide employees with income security and protection from catastrophic loss. The Company will develop benefit programs that meet these objectives while minimizing its long-term liabilities.

GUIDING PRINCIPLES

•
Performance Orientation. Compensation programs should support and reinforce a pay-for-performance culture. They should motivate and reward employees for achieving desired business results. Benefit programs should provide income security and support/protect for catastrophic loss.

•
Competitive Positioning. Competitive compensation and benefit programs are critical to attracting, motivating and retaining a high performing workforce. We target the average competitive level of automotive and other leading companies within the national market, including large automotive, leading multinational and other selected companies, as appropriate. Competitiveness will be measured based on program value to employees relative to the comparator group. When business conditions are such that our incentive programs do not provide competitive compensation on a longer-term basis, we will utilize short- and long-term retention programs to ensure the Company retains key employees who enable the Company to
40 FORD MOTOR COMPANY 2015 Proxy Statement

 Executive Compensation

  respond successfully to financial and operational challenges.

•
Affordability. Compensation and benefits must be affordable to the Company over the medium- to long-term. To the extent possible, compensation and benefit programs will not fluctuate significantly based on short-term business conditions.

•
Desired Behaviors. Compensation and benefit programs should support the Company's business performance objectives and promote desired behaviors.

•
Flexibility. Compensation, benefit, and other related programs should take into account workforce diversity and provide meaningful individual choice where appropriate.

•
Consistency and Stability. It is a Company objective to provide consistent and stable programs globally (subject to legal, competitive and cultural constraints), particularly for higher level positions. Compensation and benefit programs should have a high degree of consistency within countries (i.e., among various pay levels and employee groups) and should not fluctuate significantly year-over-year. Programs may vary when competitively driven.

•
Delivery Efficiency. Compensation, benefit, and other related programs should be understandable and easy to administer while leveraging economies of scale and technology. They should be implemented in a consistent, equitable, and efficient manner.

  Programs will be delivered in a manner that is tax-effective to the Company and employees as far as practicable.

•
Delivery Effectiveness. Clearly defined metrics should be developed for compensation, benefit, and other related programs that are aligned with corporate business performance metrics. Metrics are designed and utilized to measure and continually improve business results.

The Philosophy and Strategy statements and Guiding Principles are reviewed by the Committee on a regular basis and no material changes were made in 2014.

In keeping with the above, our total direct compensation for Named Executives, consisting of base salary, annual cash incentive and long-term equity incentive, is heavily weighted towards performance. Base salary represents 25% or less of each Named Executive's target opportunity, and a majority of our executives' target compensation is contingent on meeting incentive plan metrics.

ONE FORD PLAN

As noted above, one of the primary objectives of our compensation program is to drive executive behavior to accomplish key strategic goals. Our senior leadership team further developed the Company's strategic priorities under the strategy of One Ford. One Ford provides a single definition of our objectives and how we need to deliver those objectives to achieve success globally. One Ford aligns our efforts toward a common definition of success, which includes One Team executing One Plan to deliver One Goal — an exciting, viable Ford delivering profitable growth for all.

Given these priorities, the Committee decided to emphasize Automotive revenue, Automotive operating-related cash flow, Automotive operating margin, Ford Credit profit before tax, and Quality in our incentive plans for 2014. We believe these metrics drive our TSR and, consequently, are well-aligned with shareholder interests.

We evaluate the long-term success of our One Ford Plan by measuring TSR. Management undertook a study of the key drivers of TSR in our industry, including discussion with investors. In our view, TSR in our industry is generated through revenue growth, strong operating margins, sustainable dividends, and a strong investment grade balance sheet. Our One Ford strategy and our performance-based incentive plan metrics are aligned with these factors.

As discussed in greater detail below, performance in these critical areas drove the compensation decisions related to our Incentive Bonus Plan and Performance Units for Named Executives for 2014. For more detail on these metrics and how they were used in our incentive programs, refer to Annual Cash Incentive Awards on pp. 48-52 and Long-Term Incentive Awards on pp. 52-54.

PERFORMANCE-BASED INCENTIVE PLANS

As we have for many years, in 2014 we tied our executive compensation practices to performance against defined metrics aligned with the One Ford objectives. We informed you in our 2014 CD&A that the Committee made significant changes to our metrics and weightings used in our incentive plans for the 2014 performance period. The Committee believed that the 2014 metrics more closely align with our performance in the key areas that drive TSR. By focusing executive behavior on those areas that have the greatest impact on TSR, the interests of our executives are more closely aligned with yours. The Committee increased the

FORD MOTOR COMPANY 2015 Proxy Statement 41

 Executive Compensation

importance of the Quality metric because of its criticality to our business and included a customer satisfaction component to emphasize the Quality metric's relation to our reputational value. The following chart summarizes the changes and weightings of the metrics used in our 2014 incentive plans.

TSR Drivers	Metric	2013 Weighting	2014 Weighting

Revenue	Market Share	10%	—

Growth	Automotive Revenue	—	20%

Corporate	Corporate PBT	35%	—

Operating	Cost Performance	10%	—

Margin	Automotive Operating Margin	—	30%

	Ford Credit PBT	—	10%

Shareholder Distributions/Balance Sheet Actions	Automotive Operating-Related Cash Flow	35%	20%

	Quality	10% (TGW=50%; Warranty Spend= 50%)	20% (TGW=33%; Warranty Spend= 33%; Customer Sat.= 33%)

Please refer to 2014 Incentive Bonus Plan and Performance Unit Performance Results on pp. 49-51 for details on our performance to metrics and payouts under our incentive plans for 2014.

MANAGEMENT RECOMMENDATIONS

The Committee considers recommendations from the Executive Chairman, the President and CEO, and the Group Vice President — Human Resources and Corporate Services, in developing compensation plans and evaluating performance of executive officers. The Committee's independent consultant also provides advice and analyses on the structure and level of executive compensation (see Compensation Committee Operations on pp. 13-14). As noted in 2. How we determine compensation — One Ford above, we established the One Ford corporate priorities. Our senior leadership team developed the 2014 business plan metrics and targets to support our One Ford priorities. Our Human Resources and Finance departments developed the incentive plan performance weightings, targets, and payout ranges in support of the business plan and One Ford. Final decisions on the design of our incentive plans and any major element of compensation, however, as well as total compensation for each executive officer, were made by the Compensation Committee.

COMPETITIVE SURVEY

In December 2013, the Committee reviewed a report analyzing Ford's compensation programs for executives. The report was prepared by the Company, reviewed by the Committee's independent consultant, and was based on information obtained from the Towers Watson Executive Compensation Database. The report discussed how our executive compensation program compared with those of peer companies on base salary, annual bonus, long-term incentives, and total direct compensation. The survey group compensation data was collected during the second quarter of 2013 and, therefore, reflected any bonuses paid in early 2013 for 2012 performance, as well as equity grants made in early 2013.

While the Committee used the December 2013 survey data as a reference point, it was not, in 2014, the sole determining factor in executive compensation decisions. We generally seek to provide total compensation opportunities at or around the survey group's median total compensation. Consistent with our compensation Guiding Principles discussed above, we incorporate flexibility into our compensation programs to respond to, and adjust for, changes in the business/economic environment and individual accomplishments, performance, and circumstances.

Throughout the CD&A we discuss the competitiveness of the elements of the Named Executives' compensation compared to our survey group. The survey we use for these comparisons is a December 2014 survey also prepared by the Company and reviewed by the Committee's consultant, and based on the Towers Watson Executive Compensation Database. The Committee uses the following criteria, which were established in 2009 in consultation with the Committee's independent consultant, to determine the companies included in the survey group:

  •
  member of the Fortune 100;

  •
  similar primary business to Ford and/or similar business model (e.g., engineering, manufacturing, sales, financial services, and numerous job matches);

  •
  particular line of business comprises no more than 20% of the total peer group; and

  •
  participates in the Towers Watson survey process.
42 FORD MOTOR COMPANY 2015 Proxy Statement

Executive Compensation

The above criteria ensure that the chosen executive compensation survey group will be representative of Ford's market for talent. The Committee reviews the criteria and survey group annually, and there were no changes to the survey group from 2013 to 2014. Changes to the survey group are typically minimized in order to support data stability and reliability.

Our non-U.S. based competitors do not participate in the Towers Watson survey process. Our survey group includes the following companies:

3M	ExxonMobil
Alcoa	General Dynamics
AT&T	General Electric
Boeing	General Motors
Caterpillar	Hewlett-Packard*
Chevron	Honeywell
Chrysler	IBM
Cisco Systems	Johnson & Johnson
Coca-Cola	PepsiCo
ConocoPhillips	Pfizer
Dow Chemical	United Technologies
DuPont	Valero
*
Hewlett-Packard is typically included in our survey group analysis but its data were not available in the Towers Watson database this year.

The survey database did not contain enough job-position-related matches for Mr. Ford, our Executive Chairman. Consequently, his compensation was excluded from our analysis of how the total direct compensation of our Named Executives compares to that of the survey group. The 2014 survey results indicated that the targeted total direct compensation for Mr. Fields as Chief Executive Officer was slightly below the median. The targeted total direct compensation for Mr. Mulally was significantly above the median. For Mr. Shanks, targeted total direct compensation was slightly below the median, and was at the median for Messrs. Hinrichs and Farley. An analysis of how each element of actual compensation listed below compared to the survey data for 2014, as well as how the factors described above, including the competitive survey data review, affected Named Executive compensation decisions during 2014, is included in the discussion of each element.

PAY EQUITY

Periodically, the Committee reviews the amount of all components of compensation of our executive officers. This review includes data on salary, annual bonuses, and equity-based awards, as well as qualitative data on perquisites. The Committee also takes into account relative pay considerations within the officer group and data covering individual performance. The Committee uses this analysis to assist it in ensuring internal equity among the executive officer group.

The Committee also considers the potential value of outstanding equity grants and uses this information as one data-point in evaluating equity compensation grants. For instance, the Committee regularly reviews the value of equity-based awards at certain price levels of Ford stock. The analysis includes the following:

  •
  "in-the-money" stock options;

  •
  unvested Restricted Stock Units; and

  •
  2014 Performance Unit grant.

The Committee uses this analysis to evaluate the accumulated wealth and retention value in equity of the Named Executives in light of the Company's change in market value. Given our stock performance during the past three years, the Committee believes, that even though our equity grant values to officers are, in general, below the median, our equity-based incentive programs have been effective to attract, motivate and retain executives, as well as incentivize executives to accomplish our One Ford objectives.

The Committee may consider moving grant values more to the median of the comparator group in light of future movements in our stock price and other considerations, such as competitive positioning. As discussed in Long-Term Incentive Awards on pp. 52-54, the Committee did consider competitive positioning in granting awards to certain of the Named Executives.

TAX CONSIDERATIONS

Internal Revenue Code § 162(m).    Code Section 162(m) generally disallows Federal tax deductions for compensation in excess of $1 million paid to the Chief Executive Officer and the next three highest paid officers at year-end (other than the Chief Financial Officer) whose compensation is required to be reported in the Summary Compensation Table of the proxy statement ("Covered Executives"). Certain performance-based compensation is not subject to this deduction limitation. In our case, we believe that this exemption applies to certain awards under the Incentive Bonus Plan and the 2008 Plan. Specifically, we believe that Incentive Bonus Plan payments made for 2014 performance, 2014 awards of stock options, and Final Awards related to Performance Units were not subject to the deduction limit. The incremental bonuses paid, however, to the Covered Executives (see column (d) of the Summary Compensation Table on p. 58) are subject to the deduction limit. At the 2013 Annual Meeting you approved of the performance criteria used in the Incentive Bonus Plan and the 2008 Plan in order to support tax deductibility for awards granted to Covered Executives pursuant to those plans. Additionally, we cannot deduct that portion of any Covered Executive's salary that is in excess of $1 million, or the cost of any perquisites provided to a Covered Executive whose salary exceeds $1 million.

FORD MOTOR COMPANY 2015 Proxy Statement 43

Executive Compensation

Generally, we strive to maximize the tax deductibility of our compensation arrangements. In the highly competitive market for talent, however, we believe the Committee needs flexibility in designing compensation that will attract and retain talented executives and provide special incentives to promote various corporate objectives. The Committee, therefore, retains discretion to award compensation that is not fully tax deductible.

Internal Revenue Code § 409A.    Code Section 409A provides that amounts deferred under nonqualified deferred compensation plans are includible in an employee's income when vested, unless certain requirements are met. If these requirements are not met, employees are also subject to an additional income tax and interest. All of our supplemental retirement plans, severance arrangements, other nonqualified deferred compensation plans, as well as the Incentive Bonus Plan and the 2008 Plan, are intended to meet these requirements. As a result, employees are expected to be taxed when the deferred compensation is actually paid to them.

Underlying our compensation programs is an emphasis on sound governance practices. These practices include:

WE DO

Perform annual say-on-pay advisory vote for stockholders
Pay for performance
Use appropriate peer group when establishing compensation
Balance short- and long-term incentives
Align executive compensation with stockholder returns through long-term incentives
Cap individual payouts in incentive plans
Include clawback policy in our incentive plans
Maintain robust stock ownership goals for executives

Condition grants of long-term incentive awards on execution of a non-competition and non-disclosure agreement
Mitigate undue risk taking in compensation programs
Include criteria in incentive plans to maximize tax deductibility
Retain a fully independent external compensation consultant whose independence is reviewed annually by the Committee (see Corporate Governance — Compensation Committee Operations on pp. 13-14)
Mandate a double-trigger provision for all plans that contemplate a change-in-control

WE DO NOT

Provide tax gross-ups for executive officers
Provide tax gross-ups for perquisites
Provide evergreen employment contracts
Provide dividend equivalents on unvested equity awards for executive officers
Maintain individual change-in-control agreements for Named Executives
Reprice options
44 FORD MOTOR COMPANY 2015 Proxy Statement

Executive Compensation

We reviewed and discussed the findings of a risk assessment of these and other compensation policies and practices with the Compensation Committee, which also reviewed and discussed the findings with the Committee's independent consultant, and concluded that our compensation programs are designed with an appropriate balance of risk and reward in relation to our One Ford Plan and do not encourage excessive or unnecessary risk-taking behavior. As a result, we do not believe that risks relating to our compensation policies and practices for our employees are reasonably likely to have a material adverse effect on the Company (see Risk Assessment Regarding Compensation Policies and Practices on pp. 12-13). Consequently, we did not make any significant changes to our executive compensation practices for 2014 as a result of our compensation risk analysis.

TIMING OF AWARDS

Annual grants of equity awards are typically determined at a February Compensation Committee meeting. At that time, data for previous performance periods are available to determine the amount of the Final Awards. The Committee also decides the effective date of the Final Awards, and the annual equity-based grants of options and Performance Units. In order to allow enough time for preparation of notification materials, the Committee approved the annual 2014 equity-based grants on February 12, 2014, and approved an effective date of March 4, 2014. A similar practice was also followed in previous years. This timing allows for the grants to be made during a non-blackout trading period because the release of earnings information for the prior fiscal year is sufficiently in advance of the annual grant date for the public to be aware of the information.

The Committee does not time equity grant dates to affect the value of compensation either positively or negatively. Executive officers did not play a role in the selection of the grant dates. Special grants, whether approved by the Compensation Committee for officers or the Long-Term Incentive Compensation Award Committee for non-officers, are effective either on a specified future date (e.g., a date that coincides with a promotion or hiring date, or quarterly grant date), or the date of approval. In the case of an approval by written consent, the grant date cannot be earlier than the date when the Committee member approvals have been obtained. See Corporate Governance — Compensation Committee Operations at pp. 13-14 for more information on the Long-Term Incentive Compensation Award Committee. For exercise prices of the 2014 option grants, see column (l) of the Grants of Plan-Based Awards in 2014 table on p. 61. Under the 2008 Plan, the terms of which were re-approved by you at the 2013 Annual Meeting, the exercise price of options will be the closing price of our common stock on the date of grant.

STOCK OWNERSHIP GOALS

For several years the Compensation Committee has imposed stock ownership goals for executives at or above the Vice President level to further align the interests of executives with those of shareholders. An executive has five years from taking his or her position to achieve the relevant officer level goal. The following table shows the officer level and respective ownership goal. We review progress toward achievement of the ownership goals periodically. All forms of stock ownership — including directly and indirectly owned shares of common stock, Final Awards of Restricted Stock Units, and units that are based on common stock (excluding stock options and unearned Performance Units) — count toward the goal. As of March 4, 2015, all of the Named Executives comply with the stock ownership goals.

Officer Level	Ownership Goal (% of salary)

Executive Chairman and President & CEO	600%
Chief Operating Officer	500%
Executive Vice Presidents	300%
Group Vice Presidents	200%
Vice Presidents	100%
FORD MOTOR COMPANY 2015 Proxy Statement 45

 Executive Compensation

NAMED EXECUTIVE OFFICERS

The Named Executives are:

•
Mark Fields, President and Chief Executive Officer*

•
Robert L. Shanks, Executive Vice President and Chief Financial Officer

•
William Clay Ford, Jr., Executive Chairman

•
Joseph R. Hinrichs, Executive Vice President — The Americas

•
James D. Farley, Jr., Executive Vice President and President — Europe, Middle East and Africa**

•
Alan Mulally, Former President and Chief Executive Officer***

Element	BASE SALARY	ANNUAL CASH INCENTIVE AWARDS	LONG-TERM INCENTIVE AWARDS	BENEFITS AND PERQUISITES	RETIREMENT PLANS

Purpose	Base Level of Compensation	Incentive to drive near-term performance	Incentive to drive long- term performance and stock price growth	Enhance Productivity and Development	Income Certainty and Security

Target	Fixed $	Fixed % of Salary	Fixed Equity Opportunity	Fixed $	% of Salary

Form of Delivery	Cash	Cash	Performance Units and Options	Various	Cash

Company Performance/ Award	NA	0-200%	0-100%	NA	NA

*
Mr. Fields served as COO from January 1 through June 30 and President and CEO from July 1 for the remainder of 2014.

**
Mr. Farley served as Executive Vice President, Global Marketing, Sales and Service during 2014. He assumed his current position on January 1, 2015.

***
Mr. Mulally retired as President and CEO on July 1, 2014.
46 FORD MOTOR COMPANY 2015 Proxy Statement

 Executive Compensation

To achieve our objectives and to support our business strategy, compensation paid to our executives is structured to ensure that there is an appropriate balance among the various forms of compensation. The Committee attempts to strike appropriate balances by analyzing the competitive market for executive talent, our business results and forecasts, and our key strategic goals for the year. The charts below show the various balances we achieved among our executive officer group (which includes officers in addition to the Named Executives) compared to the balances achieved by the survey group:

As the charts indicate, Ford's overall allocation is in line with the comparator group's median.

BASE SALARY

When considering increases to base salaries, the Compensation Committee takes into account the following factors:

  •
  the individual's job duties, performance, and achievements;

  •
  similar positions of responsibility within the Company (internal pay equity);

  •
  job tenure, time since last salary increase, retention concerns, and critical skills; and

  •
  level of pay relative to comparable positions at companies in the survey group.

The Compensation Committee reviews salaries of the Named Executives annually and at the time of a promotion or other major change in responsibilities. Our competitive survey results for 2014 indicated that salary for Mr. Fields as CEO was slightly above the median of the comparator group, the salaries for Messrs. Hinrichs, Farley, and Mulally were above the median, while the salary for Mr. Shanks was at the median.

We believe that paying base salaries at or above the competitive survey is appropriate to retain executives throughout the business cycle.

The Committee decided that granting merit increases for salaried employees would recognize the sustained progress made in our One Ford Plan. Consequently, the Committee decided to provide merit salary increases effective April 1, 2014, for Messrs. Fields (as Chief Operating Officer), Shanks, Hinrichs, and Farley generally consistent with the 3% average merit salary increases for our salaried employees. In addition, Mr. Fields received a 9.4% salary increase effective July 1 coinciding with his appointment as President and CEO. Mr. Hinrichs also received an additional salary increase of 13% effective July 1 in recognition of his responsibilities and in view of internal and external competitive considerations. Even with these increases, survey results showed that salaries for the executive officer group (which includes officers in addition to the Named Executives) moved toward the median of the comparator group. Messrs. Ford and Mulally did not receive any increases to salary during 2014. The Committee considered that Mr. Mulally's salary was above the median of the survey group and that a significant portion of the compensation of the CEO and Executive Chairman should be performance-based.

FORD MOTOR COMPANY 2015 Proxy Statement 47

 Executive Compensation

ANNUAL CASH INCENTIVE AWARDS

As noted above, the Committee decided to use corporate metrics for our Incentive Bonus Plan. The corporate metrics and weightings align our executives to work together as a team in achieving common objectives that advance our One Ford Plan and enhance TSR. In addition, corporate metrics in a global enterprise recognize the regional trade-offs that are frequently required to ensure overall corporate success on Automotive operating margin, Automotive operating-related cash flow, and Automotive revenue. While the Committee established corporate metrics, the quality metric was based on individual market and Business Unit objectives. In 2014, the Committee set a formula that was based on the following metrics for the Named Executives:

*
We define total Automotive operating-related cash flow as automotive pre-tax profits (excluding special items as detailed in Ford's Annual Report on Form 10-K for the year ended December 31, 2014) adjusted for the following:

•
less: capital spending (additional cash outflow);

•
add back: depreciation and amortization (non-cash expense);

•
add/deduct: changes in receivables, inventory, and trade payables; and

•
other — primarily expense and timing differences.

  The following are excluded in the calculation of total Automotive operating-related cash flow:

  •
  pension plan contributions; and

  •
  tax payments from affiliates.

The Named Executives and their respective Incentive Bonus targets for the 2014 performance period were as follows:

Name	Target as % of Salary

Mark Fields	200%
Messrs. Shanks, Hinrichs, Farley	100%
William Clay Ford, Jr.	50%
Alan Mulally	175%

The Committee established targets for executive officers based on the individual's level of responsibility, competitive compensation data, pay equity considerations among the executive officers, past target amounts, as well as the need for flexibility to motivate and reward exceptional performance while maximizing the deductibility of compensation by following the shareholder approved terms of the Incentive Bonus Plan. When Mr. Mulally joined Ford, the Committee agreed that his Incentive Bonus Plan target would be 175% of his salary of $2 million. The Committee established the target for Mr. Fields at 200% of salary when he assumed the position of President and CEO on July 1, 2014. The bonus target percentage for Mr. Fields is above the survey group's median while the targets for Messrs. Shanks, Hinrichs, Farley, and Mulally are at the survey group's median.

In 2008, the Committee reduced Mr. Ford's Incentive Bonus target from 175% of salary to $1 million (50% of his current salary) and increased his equity-based compensation target. The Committee believes this arrangement is more appropriate for the position of Executive Chairman and focuses his efforts on long-term objectives.

48 FORD MOTOR COMPANY 2015 Proxy Statement

Executive Compensation

The amount earned under the Incentive Bonus Plan was determined pursuant to a pre-established sliding scale, based on various levels of achievement for each metric. If minimum performance levels had not been met for all metrics, the payout would have been zero. The scaling is based on a statistical methodology that takes into account historical performance-to-objective for each of the respective metrics. The Committee believes that a scale which allows a maximum award of 200% of target incentivizes executives to exceed business objectives.

The charts on pp. 50-51 show the 2014 Incentive Bonus Plan and Performance Unit performance metrics and targets, and the performance results for the 2014 performance period.

2014 Incentive Bonus Plan and Performance Unit Performance Results

Because the Incentive Bonus Plan and 2014 Performance Unit grants have the same metrics and performance period, we discuss the performance results here. Based on the performance results in the Incentive Bonus Plan and Performance Unit Results for 2014 table on p. 50 the overall performance results for the 2014 performance period was 91%. The Committee decided to pay out the Incentive Bonus Plan awards to the Named Executives at the 91% of target level that was achieved (see column (g) of the Summary Compensation Table on p. 58). The Committee believes that the Named Executives' performance during 2014 in continuing to implement our growth strategy and acceleration of our One Ford Plan warranted a payout at the level achieved.

We outperformed in the Ford Credit Profits Before Taxes, Automotive Operating-Related Cash Flow, and Quality metrics and underperformed in the Automotive Revenue and Automotive Operating Margin metrics.

While we underperformed on our revenue and margin objectives, this was due primarily to increasingly difficult external economic environments in our Europe and South America Business Units. Additionally, the strengthening of the U.S. dollar also pressured our operating margins. Ford Credit continued to perform strongly by exceeding its profit objectives, and remains a strategic asset for the Company. We exceeded our cash flow objectives despite a difficult external environment. In 2014, the Quality metric was comprised of Things-Gone-Wrong ("TGW"), Warranty Spending, and Customer Satisfaction data. As the graph on p. 51 shows, all regions experienced mostly positive results in Quality performance. We appreciate that the quality of our products affects our reputational value. We noted in the 2014 CD&A that we increased the importance of Quality in our incentive plans and added a customer satisfaction component to the metric in order to positively influence our Quality performance.

The Automotive Operating-Related Cash Flow target was lower for the 2014 performance period than for the 2013 performance period. The Committee considered that the Company planned to launch a record 23 all-new or significantly refreshed vehicles during 2014, and that this would negatively impact our cash flow for the year. Target payouts for the Named Executives were not lowered, however, because the planned 23 launches set the foundation for future profitable growth in 2015 and beyond. The Committee did not believe it would be appropriate to lower target payouts for executives who took action that benefits the Company in the long-term.

FORD MOTOR COMPANY 2015 Proxy Statement 49

Executive Compensation

INCENTIVE BONUS PLAN AND PERFORMANCE UNIT RESULTS FOR 2014

*
Excludes special items as detailed in Ford's Annual Report on Form 10-K for the year ended December 31, 2014.

**
The Quality metric did not have a corporate target. Instead, performance for the Quality metric was a weighted average of the Business Units' quality performance. The weightings for the Quality metric were as follows: North America — 45.2%; South America — 8.8%; Europe — 21.5%; and Asia Pacific and Africa — 24.5%. These weightings were based on the planned vehicle sales and registrations of the relevant Business Units for 2014. See the Quality Performance table on p. 51 for an explanation of the targets and results for the 2014 performance period.

***
Performance Unit Final Award capped at 100%. See pp. 52-54 for a discussion of Performance Units for the 2014 performance period.
50 FORD MOTOR COMPANY 2015 Proxy Statement

Executive Compensation

INCENTIVE BONUS PLAN AND PERFORMANCE UNIT RESULTS 2014 — QUALITY PERFORMANCE**

Target (100%)
Performance to Target
100%
132%
152%
200%
50%
79%
146%
150%
102%
200%
125%
125%
100%
133%
Corporate
TGW Warranty C.S.
North America
TGW Warranty C.S.
South America
TGW Warranty C.S.
APA *
TGW Warranty C.S.
Europe

Target Year-Over-Year Improvement/(Deterioration) Versus Prior Year

	North America	South America	APA *	Europe
Target – Things Gone Wrong (TGW)	12%	19%	2%	(4)%
Target – Warranty Spending	(25)%	7%	(104)%	(13)%
Target – Customer Sat. (C.S.)	3%	3%	No Change	1%
Weighting	45.2%	8.8%	24.5%	21.5%

*
In 2014, Middle East and Africa (MEA) Quality metrics were reported as part of Asia-Pacific Africa (APA). For the 2015 performance period, MEA will be reported as a stand-alone Business Unit.

**
The Quality metrics for the relevant Business Units were developed from our Warranty Spending data and industry survey data that measures Things-Gone-Wrong and Customer Satisfaction. To better understand the Quality metrics, we show the targets as the year-over-year improvement/(deterioration) for a specific Business Unit. It is important to note that the quality measurements are global in nature and are based on survey data of Things Gone Wrong and Customer Satisfaction as well as our Warranty Spending data, and do not directly correspond to the number of recalls or customer service actions in any given market.

Incremental Bonuses

Our results relative to the 2014 Incentive Bonus Plan metrics represent continued progress toward accelerating our One Ford Plan. This progress required exceptional performance by the Named Executives. When executive performance warrants, the Committee creates, as it did in February 2015, an individual performance fund which allows the Committee to recognize and reward Named Executives with incremental bonuses beyond the Incentive Bonuses earned in a performance year (see column (d) of the Summary Compensation Table on p. 58).

The incremental bonus payout depends on the Named Executive's performance against his or her personal objectives for the relevant year and his or her demonstration of the One Ford behaviors of: functional and technical excellence, working together, role modeling Ford values, and delivering results.

In 2014, Mr. Shanks provided exceptional financial and strategic guidance to advance our One Ford long-term objectives and further refine our Strategic Framework. In particular, his contributions around competitive analysis, funding strategies to support new market development, TSR alignment, cash flow improvement, and risk management are all noteworthy. Mr. Shanks's use of

FORD MOTOR COMPANY 2015 Proxy Statement 51

Executive Compensation

data and insights informed and guided a robust business planning process and execution of our business goals.

During 2014, Mr. Hinrichs led North America to a pre-tax profit of $6.9 billion. Under his leadership, Ford remained the best-selling vehicle brand in the U.S. and the best-selling automaker in Canada. Mr. Hinrichs oversaw a record launch of sixteen products in North America. Despite a challenging environment in South America, especially in Argentina and Brazil, we achieved market share gains and seven vehicles were launched. In both North and South America, vehicle quality improved with best-ever TGW figures in the 2014 model year third quarter results.

While each of the Named Executives made a significant contribution towards the strong results achieved during 2014, the Committee determined that the performance of Messrs. Shanks and Hinrichs warranted recognition in the form of incremental bonuses.

LONG-TERM INCENTIVE AWARDS

Our equity-based incentive awards are tied to our performance and the future value of our common stock. These awards are intended to focus executive behavior on our longer-term interests, because today's business decisions affect Ford over a number of years. For 2014, our equity-based compensation consisted of annual grants of Performance Units and stock options. We understand that share-based compensation can be dilutive to shareholders. To address this concern, every year since 2012 we have implemented a modest share repurchase program of common stock in order to offset the dilutive effect of share-based compensation. We intend to continue the program in 2015.

In granting equity awards, the Committee determined a dollar value of equity awards to grant to each recipient. For officers, this dollar value is translated into a number of stock options based on a Black-Scholes analysis and Performance Units based on the fair market value of Ford common stock on the date of grant.

The competitive survey indicates that equity-based compensation for Mr. Fields was below the median of the survey group for his role as President and CEO, primarily reflecting his early tenure in this position. For Messrs. Shanks and Hinrichs it is slightly below the median of the survey group on average, while Mr. Farley is at the median. For Mr. Mulally, the survey showed that his total equity-based compensation was above the median of the survey group. Our 2014 equity-based compensation awards for our executive officer group showed progress, as a whole, towards paying near the median of equity compensation compared to the survey group. These efforts demonstrate flexibility in our compensation practices to reward superior performance and to respond to changing business and economic conditions. Mr. Mulally's total equity-based compensation reflected his leadership responsibility for One Ford and the global Ford enterprise and the Committee's desire to incentivize Mr. Mulally to increase shareholder value, thus aligning his interests with those of all shareholders.

Annual Stock Option and Performance Unit Grants. In 2014, the Committee continued its practice of allocating the value of the annual equity-based compensation grants as follows: 25% stock options and 75% Performance Units (see Grants of Plan-Based Awards in 2014 p. 61). By tying a greater percentage of annual equity compensation to the achievement of key objectives, the Committee incentivizes executive behavior and increases the link between that behavior, realized compensation, and shareholder interests.

The stock options vest over three years, have a ten-year term, and function as our longest-term incentive. The Committee believes this focuses executive behavior and decision making on our long-term interests and aligns the interests of our executives with those of our shareholders.

The Performance Units are earned, if at all, based on a one-year performance period, but are paid out in service-based Restricted Stock Units that vest over a two-year period. The two-year restriction period adds an intermediate element that serves to retain executives and focus their behavior beyond the initial one-year performance period. In addition, because executive decisions regarding such matters as product development, marketing and sales, and the like, can affect our performance over several years, the Committee believes it is important to structure equity-based awards so that executives will focus on the long-term impact of their decisions on the Company. This also further aligns executive interests with your interests as shareholders.

It is important to understand that we run our business with a view to our five-year plan, which is constructed and updated as appropriate within a strategic framework that looks beyond the five-year plan horizon. While the Committee believed that a one-year performance period and a two-year vesting period effectively aligned executive interests and performance with shareholder interests, the Committee made

52 FORD MOTOR COMPANY 2015 Proxy Statement

Executive Compensation

significant changes to the 2015 Performance Unit grants based on feedback received from investors (see 2015 Compensation Plan changes on pp. 56-57).

In general, the total value of equity-based grants in 2014 was determined based on the following considerations:

•
job responsibilities and expected role in our long-term performance;

•
retention needs;

•
historical share allocations;

•
the value of equity-based grants granted to the executive in the prior year; and

•
the total number of equity-based grants awarded to our employees.

The target awards for 2014 Performance Unit grants for the Named Executives are shown in column (h) of the Grants of Plan-Based Awards in 2014 table on p. 61. These amounts also represent the maximum award opportunity.

As indicated in columns (e) and (f) of the Summary Compensation Table on p. 58, the grant date values shown for equity-based awards in 2014 are similar to those awarded in 2013 for Messrs. Mulally and Ford and higher for Messrs. Shanks, Fields, Hinrichs, and Farley. This reflects the Committee's desire to move those Named Executives who are below competitive levels toward the median of the survey group. For Mr. Fields, the award in column (f) reflects his assumption of the President and CEO position on July 1. It is important to keep in mind that the amounts shown in column (e) were subject to performance conditions and, therefore, represented at-risk compensation. Consequently, this column (in accordance with SEC rules) merely represents the potential values of the awards assuming a certain level of performance-to-objectives is achieved.

Similar to the Incentive Bonus Plan, the Performance Unit formula has a sliding scale based on various levels of achievement for each metric. If minimum performance levels had not been met for all metrics, the payout would have been zero. The Committee may decrease, but not increase, awards for Named Executives. Consistent with prior practice, the Committee used corporate performance metrics for the 2014 annual Performance Unit grants in order to further implement our One Ford Plan objective of working together effectively as one team. The Committee selected metrics, weightings, and targets identical to those under the 2014 Incentive Bonus Plan (see Annual Cash Incentive Awards on pp. 48-51) to emphasize the importance of our One Ford Plan objectives and its emphasis on TSR.

The maximum performance level that can be achieved for any single metric for the 2014 Performance Unit grants was 200%; however, the maximum amount of Restricted Stock Units that can be earned as a Final Award is capped at 100% of the target award. The Committee believes that this structure provides appropriate incentive for executives to over-achieve in one or more metrics, and provides sufficient recognition for such over-achievement while not encouraging excessive risk-taking behavior.

The Incentive Bonus and Performance Unit Results for 2014 table shows that 91% of the target Performance Unit awards were earned for the 2014 performance period. The Committee decided to pay out at the levels earned in recognition that the Named Executives made substantial progress in accelerating our One Ford Plan.

Name	RSU Target Opportunity	×	Business Performance Factor	=	Final Award in Time-based RSUs
Mark Fields	243,981	×	91%	=	222,022
Robert L. Shanks	156,148	×	91%	=	142,094
William Clay Ford, Jr.	341,574	×	91%	=	310,832
Joseph R. Hinrichs	156,148	×	91%	=	142,094
James D. Farley, Jr.	141,509	×	91%	=	128,773
Alan Mulally	731,945	×	91%	=	666,069

RSU Target Payout  × Business Performance Factor (0 - 100%)

The graphic below demonstrates how our Performance Unit program for 2014 aligns executive interests with shareholder interests.

FORD MOTOR COMPANY 2015 Proxy Statement 53

 Executive Compensation

BENEFITS AND PERQUISITES

We provided certain perquisites and other benefits to senior management in 2014, the most significant of which are summarized below. The Committee periodically reviews our policies on perquisites and other benefits. The cost of these perquisites and other benefits are included in column (i) of the Summary Compensation Table on p. 58.

Personal Travel    Company policy does not allow the President and CEO or the Executive Chairman to fly commercially due to security concerns. Consequently, the Company pays the costs associated with their use of private aircraft for business and personal travel. The families of these persons are allowed to accompany them on trips when they travel on private aircraft. In addition, the Company agreed to pay the cost of coach-class commercial aircraft flights for the family of Mr. Mulally when their travel was at his request, although Mr. Mulally did not use this benefit in 2014. This benefit was eliminated in 2014 for Mr. Ford at his request.

Requiring the President and CEO and the Executive Chairman to use private aircraft for all travel provides several benefits to Ford. First, the policy is intended to ensure their personal safety as they both maintain significant public roles for Ford. Second, use of private aircraft maximizes their availability for Ford business.

For retention purposes, the Company paid the costs, including first class commercial airfare, for personal travel for Mr. Fields to and from his residences while he was Chief Operating Officer.

Evaluation Vehicle Program    We maintain a program that provides our officers with the use of two Company vehicles free of charge. This program requires officers to provide written evaluations on a variety of our vehicles, providing important feedback on the design and quality of our products.

Other Services    For certain executive officers, including the Named Executives, we provide a home security evaluation and security system. We also provide an allowance to senior managers for financial counseling services and estate planning. We pay for approximately 75% of the cost of this service up to $7,000. The safety and security (personal and financial) of our executives is critically important. We believe the benefits of providing these programs outweigh the relatively minor costs associated with them.

Tax Reimbursement    The Committee has eliminated tax gross-ups for executive perquisites. As part of the Company's temporary living/relocation policy, however, the Company provides tax reimbursement for all levels of employees who relocate at the Company's request. The Committee believes that not reimbursing taxes for employees who move at the Company's request is an unfair financial burden. This policy removes any financial disincentive for an executive to relocate and, therefore, enhances the Company's ability to have its executives gain experience in a variety of our global operations.

Mark Fields

On June 30, 2014, the Committee approved the following compensation arrangements for Mr. Fields effective July 1, the date he assumed the role of President and CEO: (i) an annual cash base salary of $1.75 million per year; (ii) a grant of 710,227 stock options, which have an exercise price of $17.21, a term

54 FORD MOTOR COMPANY 2015 Proxy Statement

 Executive Compensation

of 10 years, and vest equally over a three-year period; and (iii) increased his Incentive Bonus target to 200% of Mr. Fields's annual base salary. The Committee believes these arrangements are commensurate with the assumption of Mr. Fields's new duties.

Alan Mulally

In September 2008, the Committee decided to continue indefinitely the arrangement of providing housing in Dearborn, Michigan to Mr. Mulally. The Committee believed the arrangement was beneficial to the Company by allowing Mr. Mulally to continue to focus on our One Ford Plan. The cost of this benefit is included in column (i) of the Summary Compensation Table on p. 58. We do not provide tax gross-up for this arrangement.

In February 2013, the Company and Mr. Mulally entered into an understanding regarding his retirement. The Company paid Mr. Mulally a lump-sum cash payment upon his retirement (see Potential Payments Upon Termination or Change in Control table — Alan Mulally on p. 70 and footnote 3). The Committee believed these arrangements were appropriate because of Mr. Mulally's exceptional service to Ford and reflects the intent of Mr. Mulally's original accession agreement with the Company.

On June 30, 2014, the Committee determined that Mr. Mulally, who retired as President and CEO on July 1, 2014, would retain the Performance Unit and stock option grants he received in March 2014. In addition, the Committee approved the continuation of the housing and travel arrangements for a period of transition through August 31, 2014. Additionally, in February 2015, the Committee determined that Mr. Mulally was eligible to receive a non-pro rated Incentive Bonus award for the 2014 performance-period. The Committee based these decisions on Mr. Mulally's support and guidance throughout his tenure, including during 2014.

RETIREMENT PLANS

In general, we believe that the retirement plans described below serve several worthwhile business purposes, including retaining leadership talent, providing income security to long serving executives, and providing flexibility to us in transferring executives among our operations. We believe these programs to be reasonable and appropriate in light of competitive practices and our executives' total compensation program. For additional information, see the Pension Benefits in 2014 table on pp. 65-66 and the Nonqualified Deferred Compensation in 2014 table on p. 67.

Pre-2004 Plans    Our General Retirement Plan ("GRP") provides a tax-qualified benefit for each year of non-contributory participation by employees in the U.S. hired before January 1, 2004, and added benefits for those who make contributions. We also have three other nonqualified retirement plans for certain employees: the Supplemental Executive Retirement Plan ("SERP") that provides a supplemental monthly benefit calculated on a percentage of final average pay and service, the Benefit Equalization Plan ("GRP-BEP"), and the Executive Separation Allowance Plan ("ESAP"). Under the GRP-BEP, eligible employees receive benefits substantially equal to those they could have received under the GRP but were not able to because of Internal Revenue Code limitations. Certain eligible executives who separate from employment after age 55 (age 52 if retiring under our Select Retirement Plan ("SRP")) and prior to age 65 may be eligible for monthly benefits under the ESAP that provide a percentage of salary, based on age and service, at time of separation until age 65. Messrs. Ford, Shanks, Fields, and Hinrichs are eligible for benefits under the GRP, SERP, GRP-BEP, and ESAP.

The SRP is a voluntary retirement program offered from time-to-time for select U.S. management employees. The Committee believes the SRP provides flexibility in executive succession planning.

Benefits under SERP, SRP, ESAP, and GRP-BEP are not funded. In addition, in accordance with Code Section 409A, benefits that accrued or vested on or after January 1, 2005 under these plans may not be paid to certain key executives until at least six months following their separation from employment. Each of these plans had been amended in order to provide Mr. Ford with benefits using a notional base annual salary during the period he did not receive a cash salary (i.e., November 2001 through July 2010).

Post-January 1, 2004 Plan    Consistent with our Strategy Statement (see Compensation Philosophy and Strategy and Guiding Principles on pp. 40-41) to develop benefit programs that provide employees with income security and protection from catastrophic loss while minimizing our long-term liabilities, Ford adopted a tax qualified retirement plan, the Ford Retirement Plan ("FRP"), for salaried employees hired or rehired on or after January 1, 2004 in the U.S. The FRP was adopted in order to provide us with more predictable retirement

FORD MOTOR COMPANY 2015 Proxy Statement 55

 Executive Compensation

benefit costs and reduced financial statement volatility. These goals are achieved through a stable contribution schedule and the transfer of financial and demographic risks from us to plan participants while still providing employees with the opportunity for adequate income in retirement. We also have a nonqualified plan for employees who participate in the FRP. Under the FRP-BEP, employees, including Messrs. Farley and Mulally, receive benefits substantially equal to those they would have received under the FRP but were not able to because of Internal Revenue Code limitations. Employees who participate in the FRP, including Messrs. Farley and Mulally, are not eligible to participate in the GRP (with respect to future service), GRP-BEP, SERP, or ESAP.

2014 Say-On-Pay Vote

At the 2014 Annual Meeting, we asked you to approve the compensation of the Named Executives as presented in our 2014 Proxy Statement. You approved the compensation of the Named Executives with 75.1% of the votes cast "For" approval. This result was a significant decline from the 2013 Say-On-Pay results, which had an approval rate of 93.2%. Given the 2014 result, Ford actively engaged with investors to better understand any concerns regarding our Named Executive compensation. We shared our learnings from these interactions with the Committee and responded as described below.

WHAT WE HEARD	OUR RESPONSE

Long-term incentive program has a one-year performance period	Our 2015 long-term incentive program has a three-year performance period and, therefore, focuses executive behavior on achieving longer-term goals to drive shareholder returns.
Identical metrics for annual incentive cash bonus and long-term incentive programs means executives receive duplicative payments for the same performance
We have adopted a three-year performance period and have incorporated relative TSR as a separate metric for the 2015 Performance Unit grants. While there will still be significant overlap in financial metrics between the 2015 Incentive Bonus Plan and the 2015 Performance Unit grants, we believe the three-year performance period and TSR component address investor concerns of executives receiving duplicative payouts for achievement of the same results.
No relative metric related to shareholder return
We are incorporating relative TSR as a separate metric in our 2015 Performance Unit grants. The relative TSR component will compare Ford's three-year TSR performance to that of an industrial and automotive peer group's three-year TSR performance. The TSR metric will be weighted 25% and the financial metrics will be weighted 75%.
Lowering financial targets while maintaining target payouts
Achievable targets tied to our business plan are critical to our long-term growth. Lowering target payouts because a financial metric objective was lowered year-over-year in order to set the foundation of future growth would be a disincentive to executives.

We will share more detail regarding the 2015 Performance Unit grant with you in our 2016 CD&A. We believe it is important to demonstrate to you that we actively sought feedback from our investors, listened to their concerns, and made appropriate changes to our compensation plans that will benefit executives, the Company, and our shareholders.

In addition, the Compensation Committee decided to modify the change-in-control provisions of future equity-based awards to provide for a double-trigger condition for unvested awards. At its March 11, 2015 meeting, the Committee

56 FORD MOTOR COMPANY 2015 Proxy Statement

Executive Compensation

modified the terms and conditions applicable to equity-based awards so that upon a change-in-control of the Company where Ford is not the surviving entity, unvested awards will terminate if such awards have been replaced by comparable awards from the acquiring corporation, unless any recipient is terminated or there is a reduction in an executive's responsibilities as of the date of the change-in-control. In those cases, or in the event awards are not replaced with comparable awards, such unvested awards will vest immediately prior to the change-in-control. This change will be effective for equity-based grants made in 2016. The Committee adopted this change in order to bring our provisions in line with market practice and shareholder interests.

• Our 2014 performance is tied to the Named Executives' compensation	• Executive stock ownership guidelines continue to align the interests of executives with shareholders
• Nearly 80% of our executive officers' target compensation is performance-based	• We continued a share buyback program to offset the dilutive effect of our equity compensation plans
• Executive pay practices are tied to robust risk and control features	• We listened to shareholder feedback and made significant changes to our 2015 Performance Unit program to address investor concerns

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis (CD&A) with management. Based on this review and discussion, the Committee recommended to the Board of Directors that the CD&A be included in this Proxy Statement and incorporated by reference into our Annual Report on Form 10-K for the year ended December 31, 2014.

Compensation Committee
Anthony F. Earley, Jr. (Chair) Jon M. Huntsman, Jr. John C. Lechleiter	Ellen R. Marram John L. Thornton

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee is comprised of Anthony F. Earley, Jr., Jon M. Huntsman, Jr., John C. Lechleiter, Ellen R. Marram, and John L. Thornton, none of whom is an employee or a current or former officer of the Company.

FORD MOTOR COMPANY 2015 Proxy Statement 57

Executive Compensation

COMPENSATION OF EXECUTIVE OFFICERS

The table below shows the before-tax compensation for Mark Fields, who served as President and CEO from July 1, 2014, Robert L. Shanks, who served as Executive Vice President and Chief Financial Officer during 2014, and the three most highly compensated executive officers at the end of 2014 and Alan Mulally, our former President and CEO.

SUMMARY COMPENSATION TABLE

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Name and Principal Position	Year	Salary ($)	Bonus [1] ($)	Stock Awards [2] ($)	Option Awards [2] ($)	Non-Equity Incentive Plan Compensation [3] ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings [4] ($)	All Other Compensation [5] ($)	Total ($)

Mark Fields	2014	1,662,500	0	3,412,489	6,249,994	3,185,000	3,647,336	439,178	18,596,497
President and Chief	2013	1,537,500	996,000	3,637,492	1,249,995	2,604,000	0	145,591	10,170,578
Executive Officer	2012	1,385,833	1,301,250	1,000,994	1,099,995	1,038,750	2,900,420	126,823	8,854,065

Robert L. Shanks	2014	798,750	267,450	2,183,995	799,995	732,550	1,454,163	83,743	6,320,646
Executive Vice President	2013	772,500	0	1,745,994	599,999	875,000	14,339	81,789	4,089,621
and Chief Financial Officer	2012	700,000	227,500	818,998	899,999	562,500	1,908,803	64,048	5,181,848

William Clay Ford, Jr.	2014	2,000,000	0	4,777,493	1,749,996	910,000	4,427,336	1,245,870	15,110,695
Executive Chairman	2013	2,000,000	560,000	5,092,491	1,749,997	1,120,000	0	1,433,341	11,955,829
	2012	2,000,000	375,000	3,184,990	3,499,999	750,000	3,257,519	1,768,505	14,836,013

Joseph R. Hinrichs	2014	936,250	135,000	2,183,995	799,995	910,000	1,048,145	79,245	6,092,630
Executive Vice President	2013	853,750	126,800	1,745,994	599,999	963,200	0	120,206	4,409,949
and President — The	2012	782,917	0	682,493	750,000	660,000	840,218	381,527	4,097,155
Americas

James D. Farley, Jr.	2014	868,750	0	1,979,244	724,994	800,000	0	121,776	4,494,764
Executive Vice President	2013	843,750	0	1,745,994	599,999	955,000	0	116,482	4,261,225
and President — Europe,	2012	707,500	181,000	682,493	750,000	474,000	0	1.802,024	4,597,017
Middle East & Africa

Alan Mulally	2014	1,000,000	0	10,237,495	3,749,994	3,185,000	0	3,869,639	22,042,128
Former President and	2013	2,000,000	1,960,000	10,912,488	3,749,996	3,920,000	0	662,050	23,204,534
Chief Executive Officer	2012	2,000,000	1,325,000	6,824,998	7,499,999	2,625,000	0	680,809	20,955,806

1
The amounts shown for 2012 reflect discretionary bonus awards paid in 2013 for 2012 performance; amounts shown for 2013 reflect discretionary bonus awards paid in 2014 for 2013 performance; and amounts shown for 2014 reflect discretionary bonus awards paid in 2015 for 2014 performance (see Compensation Discussion and Analysis — Incremental Bonuses on pp. 51-52).

2
The amounts shown in columns (e) and (f) reflect the aggregate grant date value computed in accordance with FASB ASC Topic 718 for stock-based and option awards for each of the Named Executives for the years ended December 31, 2014, 2013, and 2012. The assumptions used for the 2014, 2013, and 2012 calculations can be found at Note 19 to our audited financial statements in Ford's Annual Report on Form 10-K for the year ended December 31, 2014; Note 20 to our audited financial statements in Ford's Annual Report on Form 10-K for the year ended December 31, 2013; Note 22 to our audited financial statements in Ford's Annual Report on Form 10-K for the year ended December 31, 2012, respectively. Pursuant to SEC rules, we disregarded the estimate of forfeitures related to service-based vesting conditions.
58 FORD MOTOR COMPANY 2015 Proxy Statement

Executive Compensation

  The amounts shown in column (e) reflect the grant date values of certain awards that are subject to performance conditions. Pursuant to SEC rules, the grant date values shown above are reported based upon the probable outcome of such conditions as of the date of grant. The table below shows the value of such awards at the grant date assuming that the highest level of performance is achieved.

Name	Year	Stock Awards ($)

Mark Fields	2014	3,749,988
	2013	3,749,992
	2012	1,099,994

Robert L. Shanks	2014	2,399,995
	2013	1,799,994
	2012	899,998

William Clay Ford, Jr.	2014	5,249,992
	2013	5,249,991
	2012	3,499,989

Joseph R. Hinrichs	2014	2,399,995
	2013	1,799,994
	2012	749,992

James D. Farley, Jr.	2014	2,174,993
	2013	1,799,994
	2012	749,992

Alan Mulally	2014	11,249,995
	2013	11,249,988
	2012	7,499,998

3
The amounts shown in column (g) reflect awards earned by the Named Executives under the Incentive Bonus Plan (see Compensation Discussion and Analysis — Annual Cash Incentive Awards on pp. 48-51).

4
The amounts shown in column (h) reflect the net increase, if any, in the actuarial present value of accumulated benefits under the various Company plans arising from the passage of time, additional benefits accrued, and changes in the actuarial assumptions. The increases in present values during 2014 were primarily driven by decreases in discount rates and, to a lesser extent, the value of additional benefits earned. Years resulting in a net decrease in present value (negative year-over-year change) are shown as a zero in the table above. For 2014, the accrued pension benefits are measured from December 31, 2013 to December 31, 2014; for 2013, the accrued pension benefits are measured from December 31, 2012 to December 31, 2013; and for 2012, the accrued pension benefits are measured from December 31, 2011 to December 31, 2012. Messrs. Farley and Mulally do not participate in the Company's defined pension benefits plans. For 2013, the following Named Executives had a decrease in the actuarial present value of accrued pension benefits: for Mr. Ford, a decrease of $173,840; for Mr. Fields, a decrease of $207,252; and for Mr. Hinrichs, a decrease of $74,968. See the Pension Benefits in 2014 table and related footnotes on pp. 65-66 for additional information, including the present value assumptions used in these calculations. None of the Named Executives received preferential or above-market earnings on deferred compensation.

5
The following table summarizes the amounts shown in column (i) for 2014.

ALL OTHER COMPENSATION IN 2014

Name	Perquisites and Other Personal Benefits [i] ($)	Tax Reimbursements ii ($)	Life Insurance Premiums iii ($)	Payments/Accruals on Termination Plans iv ($)	Company Contributions to Retirement and 401(k) Plans [v] ($)	Other vi ($)	Total ($)

Mark Fields	357,602	0	6,763		11,700	63,113	439,178
Robert L. Shanks	36,085	0	11,214		11,700	24,744	83,743
William Clay Ford, Jr.	1,144,134	0	11,736		11,700	78,300	1,245,870
Joseph R. Hinrichs	33,682	0	2,932		11,700	30,931	79,245
James D. Farley, Jr.	31,367	0	3,534		26,000	60,875	121,776
Alan Mulally	556,477	0	30,492	3,182,670	13,000	87,000	3,869,639
i
For a description of perquisites relating to personal use of private aircraft, our evaluation vehicle program, and security and other services for Named Executives, see Compensation Discussion and Analysis — Benefits and Perquisites on pp. 54-55. Other perquisites and personal benefits whose incremental cost is included in the amounts shown consist of the following: personal use of Company cell phones, personal use of car and driver service, annual executive health exams, ground transportation services, fuel and car washes related to the evaluation vehicles, and temporary housing/living expenses and relocation expenses. Mr. Mulally also received a vehicle upon his retirement.

Executives also may make personal use of Company season tickets to athletic events, but such use does not result in incremental cost to the Company because the tickets are for business use and when the executive uses them for personal use, the executive pays for any additional costs associated with personal use.

Amounts for the Named Executives include the incremental costs to the Company for providing certain perquisites and other benefits during 2014. For Mr. Fields, the amount shown includes $260,156 for personal use of aircraft. For Mr. Ford, the amount shown includes $297,801

FORD MOTOR COMPANY 2015 Proxy Statement 59

 Executive Compensation

  for personal use of aircraft, and $766,445 for security. For Mr. Mulally, the amount shown includes $396,486 for personal use of private aircraft, and $63,472 for housing and living expenses.

  During 2014, for use of private aircraft, we calculated the aggregate incremental cost using a method that takes into account the following: (i) the variable cost per flight hour, including supplies and catering, aircraft fuel and oil expenses, maintenance, parts, and external labor, and flight crew travel expenses; (ii) landing/parking/hangar storage expenses; (iii) any customs, foreign permit, and similar fees; and (iv) positioning flight costs. We calculated the aggregate incremental cost of security as the actual cost incurred to provide these benefits. We calculated the aggregate incremental cost of providing the evaluation vehicles by estimating the lease fee for a comparable vehicle under our Management Lease Program. The lease fee under that program takes into account the cost of using the vehicle, maintenance, license, title and registration fees, and insurance. Mr. Mulally lived in a Company-owned house while serving as President and CEO during 2014. We calculated the cost of providing the housing benefit as a market-based monthly rental using a residential rent calculation based on the value of the property. The maintenance and living expenses are the actual expenses incurred for those services.

ii
Effective January 1, 2011, we no longer provide tax reimbursement for executive perquisites (see Compensation Discussion and Analysis — Benefits and Perquisites on pp. 54-55).

iii
Amounts shown reflect the dollar value of premiums paid by the Company for life insurance in an amount equal to three times an employee's salary. Employees may purchase additional life insurance and these premiums are payroll deducted with no additional Company contributions or cost.

iv
The amount reflects an understanding between the Company and Mr. Mulally entered in February 2013 regarding Mr. Mulally's reitrement benefits pursuant to which the Company paid Mr. Mulally a lump-sum cash payment upon his retirement equal to four times the amount of the Company's contributions to Mr. Mulally's Ford Retirement Plan (FRP) and FRP-Benefit Equalization Plan accounts for each year of service from hire through termination, pro-rated to the last day of the month of termination (see Compensation Discussion and Analysis — Benefits and Perquisites — Alan Mulally on p. 55).

v
The amounts shown for Messrs. Farley and Mulally reflect contributions made to their Ford Retirement Plan accounts (see Compensation Discussion and Analysis — Retirement Plans on pp. 55-56) and Company matching contributions to their 401(k) accounts. The amounts for the other Named Executives reflect Company matching contributions to their employee 401(k) accounts.

vi
The amounts shown for Messrs. Fields, Shanks, Ford, and Hinrichs primarily reflect contributions made to a nonqualified benefit equalization plan related to the Company's 401(k) plan (see Nonqualified Deferred Compensation in 2014 table and footnotes 1 and 2 on pp. 67-68). The amounts shown for Messrs. Farley and Mulally primarily reflect Company contributions to a nonqualified benefit equalization plan related to the Ford Retirement Plan and contributions made to a nonqualified benefit equalization plan related to the Company's 401(k) plan. In addition, for Messrs. Shanks and Hinrichs the amounts include income tax preparation fees they received as a result of their international service.
60 FORD MOTOR COMPANY 2015 Proxy Statement

 Executive Compensation

GRANTS OF PLAN-BASED AWARDS IN 2014

			Estimated Future Payouts Under			Estimated Future Payouts Under
			Non-Equity Incentive Plan			Equity Incentive Plan
			Awards [1]			Awards [2]

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)	(m)
Name	Grant Date	Approval Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#) [3]	Exercise or Base Price of Option Awards ($/Sh) [4]	Grant Date Fair Value of Stock and Option Awards ($) [5]

Mark Fields	3/4/2014	2/12/2014					243,981					3,412,489
	3/4/2014	2/12/2014								204,582	15.37	1,249,996
	7/1/2014	6/30/2014								710,227	17.21	4,999,998
	3/25/2014	3/12/2014		3,500,000	7,000,000

Robert L. Shanks	3/4/2014	2/12/2014					156,148					2,183,995
	3/4/2014	2/12/2014								130,932	15.37	799,995
	3/25/2014	3/12/2014		805,000	1,610,000

William Clay Ford, Jr.	3/4/2014	2/12/2014					341,574					4,777,493
	3/4/2014	2/12/2014								286,415	15.37	1,749,996
	3/25/2014	3/12/2014		1,000,000	2,000,000

Joseph R. Hinrichs	3/4/2014	2/12/2014					156,148					2,183,995
	3/4/2014	2/12/2014								130,932	15.37	799,995
	3/25/2014	3/12/2014		1,000,000	2,000,000

James D. Farley, Jr.	3/4/2014	2/12/2014					141,509					1,979,244
	3/4/2014	2/12/2014								118,657	15.37	724,994
	3/25/2014	3/12/2014		875,000	1,750,000

Alan Mulally	3/4/2014	2/12/2014					731,945					10,237,495
	3/4/2014	2/12/2014								613,747	15.37	3,749,994
	3/25/2014	3/12/2014		3,500,000	7,000,000

1
The amounts shown in columns (e) and (f) represent the target and maximum amounts payable for 2014 performance under the Incentive Bonus Plan. Our Incentive Bonus Plan does not have a formal threshold award in that there is no minimum amount payable for a certain level of performance under the plan. The Compensation Committee exercises discretion as to whether to make payouts if performance does not achieve target levels. The material terms of the awards are described in Compensation Discussion and Analysis — Annual Cash Incentive Awards at pp. 48-49. For actual payouts made under the Incentive Bonus Plan for 2014 performance, see column (g) of the Summary Compensation Table on p. 58.

2
For each of the Named Executives, the amounts shown in column (h) consist of annual grants of Performance Units that provided an opportunity to earn a Final Award of Restricted Stock Units for 2014 performance. The amounts shown represent the target amount of the opportunity. 2014 performance was measured against the metrics and weightings discussed in Compensation Discussion and Analysis — Long-Term Incentive Awards on pp. 52-54. The Restricted Stock Units earned for 2014 performance have a two-year restriction period and will not pay Dividend Equivalents during the restriction period. Following the restriction period, shares of Ford common stock will be issued, less shares withheld for tax withholding.

3
The amounts shown in column (k) represent stock option grants. Stock options generally have a vesting feature whereby one-third of each grant of stock options are exercisable after the first anniversary of the grant date, an additional one-third after the second anniversary, and the final one-third after the third anniversary. Stock options expire 10 years from the grant date. If a grantee retires, becomes disabled, or dies, his or her options continue to be exercisable up to the normal expiration date. In most other instances of employment termination, all options generally end upon termination of employment or are exercisable for a specified period. Options are subject to certain conditions, including not engaging in competitive activity. Options generally cannot be transferred except through inheritance. In general, each grantee agrees to remain a Ford employee for at least one year from the date of the option grant.

4
The exercise price of the options is the closing price of Ford common stock traded on the NYSE on the effective date of the grant shown in column (b) (see Compensation Discussion and Analysis — Timing of Awards on p. 45).

5
The amounts shown in column (m) represent the full grant date value of each equity-based award shown in the table for each Named Executive computed under FASB ASC Topic 718. The assumptions used in calculating the grant date value can be found at Note 19 to our audited financial statements in Ford's Annual Report on Form 10-K for the year ended December 31, 2014. For awards subject to performance conditions, the values shown are based upon the probable outcome of such conditions as of the grant date.
FORD MOTOR COMPANY 2015 Proxy Statement 61

Executive Compensation

OUTSTANDING EQUITY AWARDS AT 2014 FISCAL YEAR-END

	Option awards				Stock awards

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
Name	Number of securities underlying unexercised options # exercisable	Number of securities underlying unexercised options # unexercisable	Option exercise price ($)	Option expiration date [1]	Number of shares or units of stock that have not vested (#) [2]	Market value of shares or units of stock that have not vested ($) [3]	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#) [4]	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($) [5]

Mark Fields
		710,227	17.21	06/30/2024	517,346	8,018,863	243,981	3,781,706
		204,582	15.37	03/03/2024
	82,007	166,501	12.75	03/03/2023
	123,468	63,606	12.46	03/04/2022
	129,716		14.76	03/02/2021
	171,983		12.69	03/02/2020
	701,453		1.96	03/10/2019
	361,059		6.14	03/04/2018
	1,182,341		7.55	03/04/2017

Robert L. Shanks
		130,932	15.37	03/03/2024	185,236	2,871,158	156,148	2,420,294
	39,363	79,921	12.75	03/03/2023
	101,020	52,041	12.46	03/04/2022
	33,018		14.76	03/02/2021
	32,341		12.69	03/02/2020

William Clay Ford, Jr.
		286,415	15.37	03/03/2024	585,880	9,081,140	341,574	5,294,397
	114,810	233,102	12.75	03/03/2023
	392,857	202,381	12.46	03/04/2022
	412,735		14.76	03/02/2021
	1,320,754		12.98	08/04/2020
	485,436		12.69	03/02/2020
	3,364,367		2.84	03/26/2019

62 FORD MOTOR COMPANY 2015 Proxy Statement

 Executive Compensation

	Option awards				Stock awards

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
Name	Number of securities underlying unexercised options # exercisable	Number of securities underlying unexercised options # unexercisable	Option exercise price ($)	Option expiration date [1]	Number of shares or units of stock that have not vested (#) [2]	Market value of shares or units of stock that have not vested ($) [3]	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#) [4]	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($) [5]

Joseph R. Hinrichs
		130,932	15.37	03/03/2024	279,519	4,332,545	156,148	2,420,294
		79,921	12.75	03/03/2023
		43,368	12.46	03/04/2022
	88,443		14.76	03/02/2021

James D. Farley, Jr.
		118,657	15.37	03/03/2024	279,519	4,332,545	141,509	2,193,390
		79,921	12.75	03/03/2023
		43,368	12.46	03/04/2022
	30,071		14.76	03/02/2021

Alan Mulally
		613,747	15.37	03/03/2024	1,791,531	27,768,731	731,945	11,345,148
	246,023	499,503	12.75	03/03/2023
	841,836	433,674	12.46	03/04/2022
	877,658		14.76	03/02/2021
	1,032,341		12.69	03/02/2020
	3,544,975		6.14	03/04/2018
	1,640,937		7.55	03/04/2017
	3,000,000		8.28	08/31/2016

(1)
The table below details the vesting schedule for stock option grants based on the termination date of the relevant grant. In general, option grants vest 33% one year after the grant date, 33% two years after the grant date, and 34% three years after the grant date.

Option Expiration Dates	Option Vesting Dates

	33%	33%	34%

06/30/2024	07/01/2015	07/01/2016	07/01/2017
03/03/2024	03/04/2015	03/04/2016	03/04/2017
03/03/2023	03/04/2014	03/04/2015	03/04/2016
03/04/2022	03/05/2013	03/05/2014	03/05/2015
03/02/2021	03/03/2012	03/03/2013	03/03/2014
08/04/2020	08/05/2011	08/05/2012	08/05/2013
03/02/2020	03/03/2011	03/03/2012	03/03/2013
03/26/2019	03/27/2010	03/27/2011	03/27/2012
03/10/2019	03/11/2010	03/11/2011	03/11/2012
03/04/2018	03/05/2009	03/05/2010	03/05/2011
03/04/2017	03/05/2008	03/05/2009	03/05/2010
08/31/2016	09/01/2007	09/01/2008	09/01/2009
FORD MOTOR COMPANY 2015 Proxy Statement 63

 Executive Compensation

(2)
The amounts shown for Named Executives consist of the following:

Name	Final Awards for 2011 Incremental Incentive Grant	Final Awards for 2012 Annual Performance Unit Grant	Final Awards for 2013 Annual Performance Unit Grant

Mark Fields	169,377	53,852	294,117
Robert L. Shanks	NA	44,060	141,176
William Clay Ford, Jr.	NA	171,347	411,764
Joseph R. Hinrichs	101,626	36,717	141,176
James D. Farley, Jr.	101,626	36,717	141,176
Alan Mulally	542,005	367,174	882,352

The 2011 Incremental Incentive Grants of Performance Units had a two-year performance period. The performance metric was a reduction in global Ford brand platforms from 23 platforms at the beginning of 2011 to 19 by the end of 2012. Messrs. Ford and Shanks did not participate in the 2011 Incremental Incentive Grants. The reduction of platforms goal was achieved and the Committee decided to award 100% of the target as planned. Final Awards were paid out in time-based Restricted Stock Units that lapsed on March 4, 2015, when shares of Ford common stock were issued, less shares withheld for tax withholding.

  The Final Awards for the 2012 annual Performance Unit grants were based on achievement of specific goals related to the following metrics: global PBT (35% weight); Total Automotive Operating-Related Cash Flow (35% weight); Cost Performance, Market Share, and Quality (10% weight each). For the 2012 performance period, the data showed that we mostly met Global PBT and Quality goals, met Cost Performance goals, and partially met Total Automotive Operating-Related Cash Flow and Market Share goals. Based on its review of performance results, the Committee determined that 61% of the target value of the Restricted Stock Units had been earned for the 2012 performance period. Restrictions on the Final Awards for the 2012 annual Performance Unit grant lapsed on March 4, 2015, when shares of Ford common stock were issued, less shares withheld for tax withholding.

  The Final Awards for the 2013 annual Performance Unit grants were based on achievement of specific goals related to the following metrics: global PBT (35% weight); Total Automotive Operating-Related Cash Flow (35% weight); Cost Performance, Market Share, and Quality (10% weight each). For the 2013 performance period, the data showed that we exceeded Global PBT and Total Automotive Operating-Related Cash Flow goals, and mostly met Cost Performance, Market Share, and Quality goals. Based on its review of performance results, the Committee determined that 100% of the target value of the Restricted Stock Units had been earned for the 2013 performance period. Restrictions on the Final Awards for the 2013 annual Performance Unit grant will lapse on March 4, 2016, when shares of Ford common stock will be issued, less shares withheld for tax withholding.

  Dividend Equivalents were not, and will not be, paid during the performance period or the restriction period for any of the awards discussed above.

  In addition to the above, the amount shown for Mr. Ford includes 2,769 Ford common stock units resulting from deferral of director fees and Dividend Equivalents that were credited to his account pursuant to the Deferred Compensation Plan for Non-Employee Directors while he served as a non-employee director of the Company.

(3)
The market value shown was determined by multiplying the number of units shown in column (f) by the closing price of Ford common stock, $15.50, on December 31, 2014.

(4)
The amounts shown for the Named Executives consist of the annual Performance Unit grants for the 2014 performance year (see Compensation Discussion and Analysis — Long-Term Incentive Awards on pp. 52-54).

(5)
The market value shown was determined by multiplying the number of units shown in column (h) by the closing price of Ford common stock, $15.50, on December 31, 2014. The number of units assumes that the target level was achieved for the Performance Units granted in 2014.
64 FORD MOTOR COMPANY 2015 Proxy Statement

Executive Compensation

OPTION EXERCISES AND STOCK VESTED IN 2014

	Option Awards		Stock Awards
(a) Name	(b) Number of Shares Acquired on Exercise (#)	(c) Value Realized on Exercise [1] ($)	(d) Number of Shares Acquired on Vesting (#)	(e) Value Realized on Vesting [1] ($)

Mark Fields	NA	NA	55,148	861,963
Robert L. Shanks	280,896	3,484,230	14,037	219,398
William Clay Ford, Jr.	132,482	1,440,202	175,473	2,742,643
Joseph R. Hinrichs	338,945	2,938,531	37,601	587,704
James D. Farley, Jr.	81,455	221,546	37,601	587,704
Alan Mulally	4,963,633	70,112,737	376,016	5,877,130
(1)
The amounts shown in columns (c) and (e) represent the aggregate dollar value realized by the Named Executives upon the exercising of stock options and/or the vesting of stock awards. We computed the aggregate dollar value realized upon the exercise of stock options by multiplying the number of shares of stock realized upon exercise by the difference between the market price of our stock at exercise and the exercise price of the options. We computed the aggregate dollar value realized upon vesting by multiplying the number of shares of stock vested by the market value (closing price) of Ford common stock on the vesting date.

PENSION BENEFITS IN 2014 1

(a)	(b)	(c)	(d)	(e)
Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)

Mark Fields	GRP	25.5	1,009,117	0
	SERP	25.5	3,763,603	0
	GRP-BEP	25.5	5,415,930	0
	ESAP	25.5	3,604,444	0

Robert L. Shanks	GRP	38.4	1,576,387	0
	SERP	38.4	3,145,529	0
	GRP-BEP	38.4	2,792,503	0
	ESAP	38.4	1,361,980	0

William Clay Ford, Jr. [3]	GRP	19.8	741,732	0
	SERP	28.5	6,096,971	0
	GRP-BEP	28.5	8,211,992	0
	ESAP	28.5	5,631,937	0

Joseph R. Hinrichs	GRP	14.1	444,210	0
	SERP	14.1	822,647	0
	GRP-BEP	14.1	1,125,163	0
	ESAP	14.1	1,006,100	0

James D. Farley, Jr. [2]	NA	NA	NA	NA

Alan Mulally [2]	NA	NA	NA	NA

(1)
The General Retirement Plan ("GRP") provides a flat-rate benefit of up to $47.45 per month for each year of non-contributory participation by employees in the United States hired before January 1, 2004, and contributory benefits for each year of contributory participation in which salaried employees contribute 1.5% of base salary up to the applicable limit of the Internal Revenue Code ("Code") — $255,000 in 2013 and $260,000 in 2014.

  Contributory benefits are calculated as follows:

Contributory Benefit	=	(1.5% × Final Avg. Pay) × Contributory Service Years,		0.4% × Final Avg. Pay in excess of
		plus up to two years of waiting period service	+	Breakpoint × Contributory Service Years
(maximum 35 service years)
FORD MOTOR COMPANY 2015 Proxy Statement 65

 Executive Compensation

  "Final Average Pay" is the average of the five highest consecutive December 31 monthly base salaries out of the last 10 years of contributory participation.

  "Breakpoint" is 150% of Covered Compensation as of January 1 of the year of retirement.

  "Covered Compensation" is the average of the Social Security wage base for the preceding 35 years for someone reaching normal retirement age.

  Normal retirement is at age 65 with one or more years of credited pension service. Employees who are age 55-64 and have at least 10 years of credited pension service, or employees with 30 or more years of credited pension service who are not yet age 65, may elect to retire early and receive reduced contributory and non-contributory benefits. In addition, Social Security bridging benefits are payable until age 62 and one month. Survivorship coverage is available under the GRP. Under the normal payment method for married participants (65% Qualified Joint and Survivor Annuity), there is a 5% reduction in benefits where the spouse is within five years of the employee's age.

  The Benefit Equalization Plan ("GRP-BEP") provides eligible U.S. employees with benefits substantially equal to those that would have been provided under the GRP but that could not be provided because of Code limitations. 65% survivorship coverage is also available under the BEP.

  The Supplemental Executive Retirement Plan ("SERP") provides certain eligible executives with an additional monthly benefit after separation from service equal to Final Five Year Average Base Salary multiplied by credited pension service and further multiplied by an applicable percentage (0.2% to 0.9% depending upon position at separation from service), reduced for separation from service prior to age 62. To be eligible, an executive must separate from service with the approval of the Company at or after age 55, have at least 10 years of credited pension service, and must generally have at least five continuous years of service at an eligible position. The SERP monthly benefit has no surviving spouse benefit. In addition, the SERP may provide annuities based on Company earnings, the executive's performance, and other factors. In addition, for separation from service effective October 1, 1998 or later, for certain U.S. Vice Presidents and above whose careers include foreign subsidiary service, the SERP provides an additional monthly pension parity benefit to equalize the total retirement benefits payable from the Company's retirement plans to an amount that would have been payable under the GRP and GRP-BEP if the executive's subsidiary service had been recognized as contributory service under those plans. The pension parity provides 65% survivorship coverage.

  The Executive Separation Allowance Plan ("ESAP") provides benefits to certain eligible executives who have at least five years of eligible executive service, have at least ten years of GRP contributory membership, and who separate from employment after age 55 and prior to age 65. Benefits are payable (reduced by any GRP or GRP-BEP benefit distribution) to the eligible executive or his or her eligible surviving spouse until the executive reaches age 65. The amount of the benefit is a percentage of monthly base salary (not to exceed 60%) based on age and service equal to 1% per year of service (but not less than 15%) plus 1/2% for each month that age at separation exceeds 55 (maximum of 30%).

  To achieve several business goals, we may offer benefits under the Select Retirement Plan ("SRP"), a voluntary separation program offered from time- to-time for select U.S. management employees. To be eligible, selected employees generally had to be at least age 52 with 10 or more years of service. Since this is a program that is offered at the Company's discretion, and no Named Executive participated in the program during 2014, it is not included in the Pension Benefits table above.

  The following assumptions are used in calculating the present value of the accumulated benefit:

  •
  The age at which benefits are assumed payable is the greater of (i) current age or (ii) age 65 for the GRP and GRP-BEP; age 62 for the SERP; and age 55 for the ESAP. Current age is measured as of December 31, 2014;

  •
  Current compensation is used for purposes of the benefit calculations; and

  •
  Present Value of Accumulated Benefit (column (d)) is calculated assuming a single life annuity; modified RP-2000 mortality table projected generationally; and a discount rate of 4.0% for the GRP; 3.9% for the SERP and GRP-BEP; 3.2% for the ESAP; and 3.7% for the SRP as of December 31, 2014.

  •
  The present values include amounts relating to employee contributions.

  Code Section 409A governs the timing for income inclusion of amounts under our supplemental retirement plans. We believe our supplemental retirement plans presently meet the requirements of Code Section 409A. As a result, employees generally will be taxed when compensation is received under these plans; however, distribution of these amounts may be delayed for six months following separation from service.

(2)
Messrs. Farley and Mulally do not participate in the GRP, SERP, GRP-BEP, or ESAP. Ford has a different tax qualified retirement plan, the Ford Retirement Plan ("FRP"), for salaried employees hired or rehired on or after January 1, 2004 in the U.S. See Nonqualified Deferred Compensation in 2014 table on p. 67.

(3)
The SERP, GRP-BEP and ESAP plans provided Mr. Ford with a benefit using a notional base annual salary for November 2001 through August 2010 because he did not receive a cash salary for that period.
66 FORD MOTOR COMPANY 2015 Proxy Statement

Executive Compensation

NONQUALIFIED DEFERRED COMPENSATION IN 2014 1

(a)	(b)	(c)	(d)	(e)	(f)
Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year [2] ($)	Aggregate Earnings in Last Fiscal Year [3] ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year-End [4] ($)

Mark Fields	NA			NA
DCP		0	0		0
BEP-SSIP		63,113	15,079		378,088

Robert L. Shanks	NA			NA
DCP		0	0		0
BEP-SSIP		24,244	984		134,078

William Clay Ford, Jr.	NA			NA
DCP		0	0		0
BEP-SSIP		78,300	7,886		326,768

Joseph R. Hinrichs	NA			NA
DCP		0	0		0
BEP-SSIP		30,431	7,000		151,713

James D. Farley, Jr.	NA			NA
DCP		0	0		0
BEP-SSIP/FRP		60,875	17,429		369,464

Alan Mulally	NA			NA
DCP		0	0		0
BEP-SSIP/FRP		87,000	206,285		1,727,363

(1)
There are two nontax-qualified defined contribution plans represented in the above table: (i) the deferred compensation plan ("DCP"); and (ii) the benefit equalization plan with sub-accounts that relate to the Savings and Stock Investment Plan ("SSIP") and the Ford Retirement Plan ("FRP"). Both of these plans are unfunded. Notional amounts are credited by book entry to the participant's account. Participants choose how to allocate the notional amounts from a menu of investment measurement options used solely for the purpose of valuing the participants' accounts. These are considered notional investments. The performance of an individual's investment option(s) tracks the notional value as if an actual investment was made in such option(s).

For the DCP and the BEP-SSIP sub-account, investment options include: target-date retirement funds; passively and actively managed domestic, global, and international equity funds; fixed income funds; a Company common stock fund; a global real estate investment trust (REIT); and a stable value fund. Participants may change their investment elections at any time. The BEP-FRP sub-account offers a subset of these investment measurement options, which does not include a Company common stock fund. Distribution of account balances from these nonqualified plans may be delayed for six months in accordance with Code Section 409A.

Under the DCP, certain employees, including the Named Executives, may defer up to 100% of awards under the Incentive Bonus Plan (or other similar plan). New hires may also defer any hiring-in bonus payments payable in cash. Additionally, such employees may defer up to 50% of their base salary under the DCP. Deferral elections are made by eligible employees in June of each year for amounts to be earned or awarded (with regard to the Incentive Bonus Plan) in the following year. At the time of deferral, participants also elect when distribution of such deferrals will be made in future years. Employees may elect a lump sum payment while still employed or distribution after separation from service in either a lump sum or annual installments over a number of years up to ten. Deferrals not allocated by participants will be allocated to the DCP default investment option. Employees may reallocate deferrals at any time. Due to low participation and high administrative complexity, we suspended enrollment in the DCP in 2010.

The BEP-SSIP sub-account preserves benefits that are substantially equal to any Company matching contributions that would have been made under the SSIP but limited due to Code limitations. Likewise, the BEP-FRP sub-account provides notional credits equivalent to Company contributions that would have been made under the FRP account but for Code limitations.

The FRP is a tax-qualified, defined contribution profit sharing plan for employees hired or rehired beginning January 1, 2004. The Company makes scheduled contributions to a participant's FRP account calculated as a percentage of base salary using a percentage established based on an employee's age.

FORD MOTOR COMPANY 2015 Proxy Statement 67

 Executive Compensation

  Initial notional credits to both the BEP-SSIP/FRP sub-accounts and Company contributions to the FRP are allocated to each sub-account's and FRP default investment option. Thereafter, participants may transfer the credits to the BEP-SSIP/FRP and the Company contributions to the FRP to any other investment option available under the respective plans and also elect how any future notional credits and Company contributions are allocated. Vested account balances of both the BEP-SSIP/FRP sub-accounts are distributed in cash in a lump sum as soon as practicable after death or separation from Ford. An employee becomes fully vested under these sub-accounts three years from their original date of hire with Ford. All of the Named Executives participate in the BEP-SSIP. In addition, Messrs. Farley and Mulally participate in the BEP-FRP.

(2)
The amounts shown in column (c) for the Named Executives are reflected in column (i) of the Summary Compensation Table on p. 58 and represents credits made to their BEP-SSIP/FRP sub-accounts, respectively.

(3)
None of the amounts shown in column (d) are reflected in the Summary Compensation Table.

(4)
The following amounts were reported in the Summary Compensation Table in prior years: Mr. Fields: $210,495; Mr. Shanks: $38,013; Mr. Ford: $193,837; Mr. Hinrichs: $40,651; Mr. Farley: $47,419; and Mr. Mulally: $936,971.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

We maintain certain plans whereby we provide compensation and benefits to executives, including the Named Executives, in the event of a termination of employment. For disclosure of benefits pursuant to employment separation under our qualified and nonqualified pension plans for each of the Named Executives, see the Pension Benefits in 2014 Table and related footnotes on pp. 65-66. For disclosure of payments due, if any, to each of the Named Executives pursuant to our nonqualified deferred compensation plans, please see the Nonqualified Deferred Compensation in 2014 Table and related footnotes on pp. 67-68. In the table below, Messrs. Shanks and Ford are shown as receiving amounts in the "Retirement Eligible" column because they are the only Named Executives who qualify as retirement eligible under our plans.

We do not have any formal agreements with any Named Executive regarding acceleration of awards and, except as described in footnote 3 to Mr. Mulally's table below relating to his retirement/termination arrangement, we do not have any formal agreements with any Named Executive regarding provision of benefits related to termination of employment; however, each of the Named Executives may be entitled to certain compensation and benefits under our plans in such circumstances. Award agreements under our Long-Term Incentive Plans provide that a change in control occurs upon any merger or consolidation in which the Company is not the surviving entity.

The following tables for the Named Executives assume that the relevant triggering event occurred on December 31, 2014. Unless otherwise noted, the fair market values of stock-based compensation (e.g., Performance Units or Restricted Stock Units) were calculated using the closing price of Ford common stock ($15.50) on the NYSE on December 31, 2014. The "spread," that is, the difference between the fair market value of our stock on December 31, 2014, and the option exercise price, was used for valuing stock options.

68 FORD MOTOR COMPANY 2015 Proxy Statement

Executive Compensation

(a) Benefits and Payments Upon Termination	(b) Voluntary Termination ($)	(c) Retirement Eligible ($)	(d) Change In Control (CIC) ($)	(e) Involuntary Not for Cause Termination ($)	(f) For Cause Termination ($)	(g) Death or Disability ($)

Mark Fields
Compensation:
Incentive Bonus Plan [1]	0	0	0	0	0	3,185,000
Performance Units [2]	0	0	3,441,341	0	0	3,441,341
Restricted Stock Units [3]	0	0	8,018,863	0	0	8,018,863
Stock Options [4]	0	0	651,240	0	0	0
Benefits and Perquisites:
Evaluation Vehicles [5]	0	0	0	0	0	88,140
Life Insurance/Death Benefit [6]	0	0	0	0	0	5,322,917
Total:	0	0	12,111,444	0	0	20,056,261

Robert L. Shanks
Compensation:
Incentive Bonus Plan [1]	0	732,550	0	0	0	732,550
Performance Units [2]	0	2,202,457	2,202,457	0	0	2,202,457
Restricted Stock Units [3]	0	0	2,871,158	0	0	2,871,158
Stock Options [4]	0	0	377,987	0	0	0
Benefits and Perquisites:
Evaluation Vehicles [5]	0	14,177	0	0	0	88,140
Life Insurance/Death Benefit [6]	0	0	0	0	0	2,448,542
Total:	0	2,949,184	5,451,602	0	0	8,342,847

William Clay Ford, Jr.
Compensation:
Incentive Bonus Plan [1]	0	910,000	0	0	0	910,000
Performance Units [2]	0	4,817,896	4,817,896	0	0	4,817,896
Restricted Stock Units [3]	0	0	9,081,140	0	0	9,081,140
Stock Options [4]	0	0	1,256,269	0	0	0
Benefits and Perquisites:
Evaluation Vehicles [5]	0	12,402	0	0	0	88,140
Life Insurance/Death Benefit [6]	0	0	0	0	0	6,083,333
Total:	0	5,740,298	15,155,305	0	0	20,980,509

Joseph R. Hinrichs
Compensation:
Incentive Bonus Plan [1]	0	0	0	0	0	910,000
Performance Units [2]	0	0	2,202,457	0	0	2,202,457
Restricted Stock Units [3]	0	0	4,332,545	0	0	4,332,545
Stock Options [4]	0	0	351,621	0	0	0
Benefits and Perquisites:
Evaluation Vehicles [5]	0	0	0	0	0	88,140
Life Insurance/Death Benefit [6]	0	0	0	0	0	3,041,667
Total:	0	0	6,886,623	0	0	10,574,809

James D. Farley, Jr.
Compensation:
Incentive Bonus Plan [1]	0	0	0	0	0	800,000
Performance Units [2]	0	0	1,995,982	0	0	1,995,982
Restricted Stock Units [3]	0	0	4,332,545	0	0	4,332,545
Stock Options [4]	0	0	351,621	0	0	0
Benefits and Perquisites:
Evaluation Vehicles [5]	0	0	0	0	0	88,140
Life Insurance/Death Benefit [6]	0	0	0	0	0	2,661,458
Total:	0	0	6,680,148	0	0	9,878,125

FORD MOTOR COMPANY 2015 Proxy Statement 69

 Executive Compensation

(1)
See column (g) of the Summary Compensation Table on p. 58. Since the amounts in column (d) of the Summary Compensation Table are paid at the discretion of the Compensation Committee, they are not considered as a payment due upon termination.

(2)
The performance period for the 2014 Performance Unit opportunity ended on December 31, 2014 (see column (h) of Grants of Plan-Based Awards in 2014 table and footnote 2 on p. 61). Consequently, the amounts shown reflect the Final Awards of Restricted Stock Units awarded on March 4, 2015, valued at December 31, 2014.

(3)
At December 31, 2014, each of the following Named Executives had unvested Restricted Stock Units as follows: Mr. Fields: 517,346; Mr. Shanks: 185,236; Mr. Ford: 585,880; Mr. Hinrichs: 279,519; and Mr. Farley: 279,519. The amounts shown indicate the fair market value of the unvested Restricted Stock Units as of December 31, 2014 (see footnote 2 to the Outstanding Equity Awards at 2014 Fiscal Year-End table on p. 64). The awards will vest according to the normal vesting schedule in the event of early retirement or normal retirement and will vest immediately in the event of death or disability. Pursuant to our Long-Term Incentive Plans, if a change in control occurs and Ford is not the surviving entity, any unvested Restricted Stock Unit shall terminate, but if six months has lapsed from the grant date of the Restricted Stock Unit, such Restricted Stock Unit shall convert to shares of common stock immediately prior to the change in control. If Ford is the surviving entity after a change in control, the Restricted Stock Units will vest pursuant to the original vesting schedule.

(4)
Pursuant to our Long-Term Incentive Plans, if a change in control occurs, any outstanding option shall terminate; but if one year has lapsed from the grant date of the option, any unvested portion of an option grant becomes exercisable immediately prior to the change-in-control. As of December 31, 2014, options that would become exercisable under this provision are as follows: Mr. Fields: 230,107 options; Mr. Shanks: 131,962 options; Mr. Ford: 435,483 options; Mr. Hinrichs: 123,289 options; and Mr. Farley: 123,289 options.

(5)
The amount shown for evaluation vehicles under the "Retirement Eligible" column reflects the annual cost of providing vehicles for 2014 under the Evaluation Vehicle Program for each executive (see footnote (i) to the All Other Compensation table in 2014 on pp. 59-60). The amounts shown under the "Death or Disability" column for the Named Executives reflect the three-year average costs for vehicles under our surviving spouse vehicle program. Under that program, the surviving spouse receives a car allowance to purchase one of our products. The costs include the A-Plan price of the vehicle, sales tax, and title, registration and document fees.

(6)
The amounts shown include: (i) proceeds from Company paid life insurance; and (ii) a death benefit payable to the next of kin in an amount equal to 80 hours of salary at the hourly rate.

Alan Mulally

Mr. Mulally retired from the Company effective July 1, 2014. The table below shows the benefits paid to him as a result of his retirement. The Performance Units values were calculated using the closing stock price of Ford common stock in July 1, 2014.

Alan Mulally
Compensation:
Incentive Bonus Plan [1]	$3,185,000
Performance Units [2]	$11,463,047
Benefits and Perquisites:
Retirement/Termination Benefit [3]	$3,182,670
Evaluation Vehicles [4]	$12,558
Total:	$17,843,275

(1)
See column (g) of the Summary compensation Table on p. 58.

(2)
The performance period for the 2014 Performance Unit grant ended on December 31, 2014 (see column (h) of Outstanding Equity Awards at 2014 Fiscal Year-End and footnote (4) on pp. 63-64). Consequently, the amount shown reflects the Final Award of Restricted Stock Units awarded on March 4, 2015, valued at July 1, 2014.

(3)
In 2013, the Company and Mr. Mulally entered into an agreement regarding his termination of employment. The agreement clarified the terms of his original accession agreement and provided for a lump-sum payment equal to four times the amount of the Company's contributions to Mr. Mulally's FRP and FRP-BEP accounts for each year of service from hire through termination, pro-rated to the last day of the month of termination (see Compensation Discussion and Analysis — Benefits and Perquisites — Alan Mulally on p. 55).

(4)
Mr. Mulally is entitled to two vehicles under the evaluation vehicle program. The cost for such vehicles is based on the annualized cost of providing such vehicles at the time of Mr. Mulally's retirement (see footnote (i) to the All Other Compensation Table in 2014 on pp. 59-60).
70 FORD MOTOR COMPANY 2015 Proxy Statement

 Executive Compensation

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2014 about the Company's common stock that may be issued upon the exercise of options, warrants and rights under all of the Company's existing equity compensation plans, including the Long-Term Incentive Plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (#)		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights ($)		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (#)

	(a)		(b)		(c) [1]

Equity compensation plans approved by security holders	87,224,441	[2]	9.83	[3]	396,795,945
Equity compensation plans not approved by security holders	0		0		0
Total	87,224,441		9.83		396,795,945
(1)
The number of securities remaining available for future issuance under the 2008 Plan is based on a formula. The 2008 Plan provides that the maximum number of shares that may be available for Plan Awards (awards of shares of common stock, options, Performance Units, and various other rights relating to common stock) each year is equal to 2% of the total number of issued shares of common stock as of December 31 of the prior year. This limit is called the 2% Limit. The 2% Limit may be increased to up to 3% in any year, with a corresponding reduction in the number of shares available in later years under the 2008 Plan. As of December 31, 2014, the total number of issued shares of common stock was 3,937,810,327 shares and 2% of such number is 78,756,207 shares. 3% of such number is 118,134,310 shares. Additionally, any unused portion of the 2% Limit for any year may be carried forward and used in later years. For 2015, 278,661,635 shares are available for use as carry over from the unused portion of the 2% Limit from prior years, including the unexercised or undistributed portion of any terminated, expired, or forfeited Plan Award.

Additional shares may be issued under a deferred compensation plan as a result of future Dividend Equivalents, if we pay dividends on our common stock.

On March 4, 2015, 7,936,708 Restricted Stock Units were granted to certain executives as part of a long-term incentive program.

(2)
This number includes the following:

(i)
Long-Term Incentive Plans

63,766,324 shares subject to options; 13,591,780 shares covered by Restricted Stock Units; 9,862,754 shares representing the maximum number of shares covered by Performance Units that may be earned pursuant to rights granted, assuming the maximum payout level is achieved; and

(ii)
Deferred Compensation Plan

3,583 shares, which is the approximate number of shares to be issued.

Under a deferred compensation plan, credits for common stock were credited to book entry accounts based on the fair market value of common stock at the time of the compensation deferral. Additional credits resulted from Dividend Equivalents.

(3)
This is the weighted-average exercise price of 63,766,324 options outstanding under the Long-Term Incentive Plans.
FORD MOTOR COMPANY 2015 Proxy Statement 71

Shareholder Proposals

We expect the following proposals to be presented by shareholders at the annual meeting. Following SEC rules, other than minor formatting changes, we are reprinting the proposals and supporting statements as they were submitted to us. Each of the proposals contains assertions about the Company or other statements that we believe are incorrect. We have not attempted to refute all of these inaccuracies and take no responsibility for the content of the proposals. The Board of Directors has thoroughly considered each proposal and recommends a vote against these proposals for the reasons set forth following each proposal.

Proposal 4. — Shareholder Proposal

Mr. John Chevedden of 2215 Nelson Avenue, No. 205, Redondo Beach, California 90278, who owns 200 shares of common stock, has informed the Company that the following proposal will be presented at the meeting:

Give Each Share An Equal Vote

Resolved: Shareholders request that our Board take steps to adopt a recapitalization plan for all of Ford's outstanding stock to have one-vote per share. This would include all practicable steps including encouragement and negotiation with Ford family shareholders to request that they relinquish, for the common good of all shareholders, any preexisting rights. This proposal is not intended to unnecessarily limit our Board's judgment in crafting the requested change in accordance with applicable laws and existing contracts.

Ford Family shares are allowed 16-votes per share compared to the one-vote per share for regular shareholders. This dual-class voting stock reduces accountability by allowing corporate control to be retained by insiders disproportionately to their money at risk.

The 2014 proposal on this topic won the all-time highest support for any Ford shareholder proposal — 1.6 Billion votes. This proposal topic is believed to have received more than 50% of the independent vote of the non-family Ford stock each year since 2011. It is time that the 59-year practice (1956-2015) of disenfranchising Ford public shareholders is changed for the common benefit of all shareholders.

News Corp. is another company that has shares with unequal voting rights. "If you are buying shares in [News Corp.], it's buyer beware," says Sydney Finkelstein, a professor at Dartmouth's Tuck School of Business. "There is no management or leadership reason to have two classes of stock except to retain control."

The Council of Institutional Investors called for stock exchanges to address a complaint it has had for decades — shares with unequal voting rights. The Council, whose members manage $3 trillion of assets, asked NASDAQ and NYSE Euronext to stop listing companies that offer dual share classes. The effort was directed at curbing a structure the Council has criticized for years as unfair and harmful to long-term stock returns. "This is something that can be fixed and should be fixed by the exchanges," said Ann Yerger, the CII's executive director.

"[Dual shares are] just not right, on principle. And, in some cases, it can cause significant value destruction....As a group, [the companies] underperform," said Mike McCauley, senior officer with the Florida State Board of Administration, a CII member that manages $150 billion in pension and insurance funds for the state.

A recent study found that companies without the dual-class voting structure outperformed companies with a dual-class structure over a 10-year period. Source: "Investors Ask Exchanges to Nix Dual-Share Listings," The Wall Street Journal, October 10, 2012. An added reason to support this proposal is that unfortunately Ford stock has underperformed the S&P 500 over the latest 1, 2, 5 and 10-year periods.

Dual-class stock companies like Ford take shareholder money but do not let shareholders have an equal voice in their company's management. Without a voice, shareholders cannot hold management accountable. Please vote to protect shareholder value:

Give Each Share An Equal Vote

72 FORD MOTOR COMPANY 2015 Proxy Statement

The Board of Directors recommends a vote AGAINST Proposal 4 because it is not in the best interests of Ford and you.

The Ford family has more than an 111-year history of significant involvement in the affairs of the Company; they are bound to the Company not just in an economic sense through Class B shares but also on the basis of heritage, stewardship, and loyalty. Members of the Ford family always have played an important role in the Company both before and after it went public in 1956. As a direct result of the dual-class structure, the Ford family has a special interest in the long-term success of the Company and provides stability in the face of short-term market pressures and outside influences. This structure also ensures that the Company has a solid and loyal investor base throughout economic downturns and crises.

Through their actions during the past century, the Ford family has proven that the long-term success of the Company for the benefit of all shareholders has been, and continues to be, the primary purpose of their involvement. This long-term focus is essential for sustained success in our industry. Never was this more evident than during the recent financial crisis. With the unwavering support of the Class B shareholders, Ford was able to maintain a resolute focus on accelerating our One Ford Plan not just to survive the crisis while protecting your interests as shareholders rather than going through bankruptcy proceedings, but to build the foundation necessary to establish sustainable and profitable growth for all.

Moreover, the current capital structure has been in place since Ford became a public company in 1956; it was the basis on which those who owned the Company were willing to offer shares to the public and, in the words of the January 17, 1956 Prospectus, "relinquish their exclusive right to vote in the affairs of management." Every purchaser of a share of Ford's common stock since that time has done so based on full disclosure that the Company has two classes of voting stock, consisting of common stock (representing 60% of the voting power), and Class B Stock (representing 40% of the voting power). Indeed, we believe many purchasers of Ford stock are attracted to it because of the dual-class structure, as discussed above. Under the banner of "equal vote," therefore, the Proposal actually seeks to upend the 59-year relationship among the Company's shareholders by ignoring the foundational compact on which that relationship was formed as well as the fundamental equitable interests that holders of both classes of stock established by their reliance on that structure.

Of course, neither history alone nor even the unfairness of upending the shareholders' compact would justify continuing the Company's capital structure if there were any demonstration that the interests of shareholders were being harmed because of that structure. But the proponent of the Recapitalization Proposal demonstrates nothing of the sort, and could not do so. On the contrary, your interests as shareholders have been and will continue to be well served by the Company's longstanding capital structure.

Shareholders, however, need not rely just on capital structure or history to conclude that the Proposal is unnecessary at best, for your interests as shareholders have long been protected within this structure through the Company's adherence to sound corporate governance practices and principles that complement the share capital structure and reinforce the Company's strong commitment to both long-term sustainability and shareholder value. These corporate governance practices are often equal to, or better than, the practices of both single and dual class companies. Among our robust corporate governance practices are the following:

•
annual election of all directors by majority vote;

•
common shareholders have the majority voting power, in contrast to the majority of multi-class companies;

•
Class B shareholders do not have the right to elect any directors separately from Common shareholders, in contrast to many dual-class companies;

•
common shareholders have the right to call special meetings, contrary to approximately 44.6% of S&P 500 companies;

•
twelve of the fifteen director nominees are independent;

•
shareholders may act by written consent; and

•
the CEO and Chairman positions are separate, and the Board has a Presiding Independent Director.

FORD MOTOR COMPANY 2015 Proxy Statement 73

In addition to these practices, we have instituted the Creating Value Roadmap Process as our primary risk management tool (see Board's Role in Risk Management on pp. 11-14). The Board has reviewed the Creating Value Roadmap Process and it has been institutionalized through a policy letter that is binding on all Business Units and Skill Teams.

Ford's corporate governance principles and practices have been recognized as robust and sound by various independent third-parties. Also in 2015, for the sixth consecutive year, Ford was honored by the Ethisphere Institute as one of the World's Most Ethical Companies.

We note that there are competing studies as to the financial performance of dual-class companies. Regarding Ford specifically, the Company's performance over the past five years has been strong (see p. 39). We believe this performance has been driven by adherence to our One Ford Plan. It is important to appreciate that, without accessing taxpayer money or going through a bankruptcy process that would have eliminated shareholder value, we achieved each of the following and more:

•
financed our plan by accessing the debt markets prior to the onset of the financial crisis;

•
invested in new products and technologies that allowed us to emerge from the crisis with the freshest product portfolio in the industry and positioned ourselves to maintain that leadership position;

•
retained our interest in Ford Motor Credit Company, our strategically important finance company;

•
paid back our secured financing by returning to profitability and maintaining strong profits and cash flow;

•
returned to an investment grade credit rating by four of the major credit rating agencies;

•
reinstated a dividend in 2012, doubled the dividend rate in the first quarter of 2013, increased it by an additional 25% in the first quarter of 2014, and increased it a further 20%, to 15 cents per share per quarter (60 cents per share annually), in the first quarter of 2015; and

•
returned approximately $2 billion to shareholders in 2014 through a share repurchase program that offset the dilutive effect of our share-based employee compensation plan and the conversions of senior convertible debt.

Our sustained financial performance and corporate governance practices indicate that the interests of all shareholders have been protected under the current structure.

We do not believe that a "one-size-fits-all" approach to corporate governance is appropriate, as best practices for cyclical businesses such as the auto industry may differ from those in other industries. The Board believes that our ownership structure has helped insulate our Company from business cycles and related short-term pressures, while allowing the Board and senior management to focus on our long-term success.

In short, the current share capital structure is in the best interests of the Company. The support of the Class B shareholders has provided significant stability to the business, and the long history of Ford family involvement in the Company has been one of its greatest strengths. For the reasons stated above, the Board of Directors recommends a vote against this Proposal because it is not in the best interests of Ford and you.

Your Board's recommendation: AGAINST

74 FORD MOTOR COMPANY 2015 Proxy Statement

Proposal 5. — Shareholder Proposal

Mr. James McRitchie of 9295 Yorkship Court, Elk Grove, California 95758, who owns 900 shares of common stock, has informed the Company that the following proposal will be presented at the meeting:

Special Shareowner Meetings

Resolved, Shareowners ask our board to take the steps necessary (unilaterally if possible) to amend our bylaws and each appropriate governing document to give holders in the aggregate of 20% of our outstanding common stock the power to call a special shareowner meeting. This proposal does not impact our board's current power to call a special meeting.

Delaware law allows 10% of shareholders to call a special meeting and dozens of companies have adopted the 10% threshold. Special meetings allow shareowners to vote on important matters, such as electing new directors that can arise between annual meetings. Shareowner input on the timing of shareowner meetings is especially important when events unfold quickly and issues may become moot by the next annual meeting.

This is also important because there could be a 15-month span between our annual meetings. This proposal topic won more than 70% support at Edwards Lifesciences and SunEdison in 2013. Vanguard sent letters to 350 of its portfolio companies asking them to consider providing the right for shareholders to call a special meeting.

An added reason to support this proposal is that Ford stock has underperformed the S&P 500 over the latest 1, 2, 5 and 10-year periods. Please vote to enhance and protect shareholder value:

Special Shareowner Meetings

FORD MOTOR COMPANY 2015 Proxy Statement 75

The Board of Directors recommends a vote AGAINST Proposal 5 because it is not in the best interests of you and Ford.

Our By-Laws allow 30% of the total outstanding shares of either class of stock to call a special meeting. This minimum ownership requirement is a reasonable one, designed to strike a balance between assuring that shareholders have a means of calling a meeting of shareholders and avoiding the management distraction and significant expense associated with special meetings (printing and postage costs could be in excess of $1 million). Reducing the threshold to 20% would allow a relatively small group of shareholders to call a meeting on a matter that could be of interest only to that small group of investors and of limited or no concern to the large majority of shareholders. The current 30% threshold protects shareholder interests by ensuring that special meeting matters are: (i) of concern to a significant number of shareholders; (ii) worth the significant expense to the Company; and (iii) not an unnecessary distraction to management. The proponent has offered no explanation why a lower threshold would be in the best interests of shareholders or how a lower threshold would address his concerns.

Ford's current By-Law provision is already well within the mainstream of public company governance. According to one of the main proxy advisory firms, as of January 25, 2013, only 48% of the Russell 3000 companies permit shareholders to call special meetings. Moreover, approximately 44.6% of S&P 500 companies do not permit shareholders to call special meetings, and of the 55.4% of S&P 500 companies that do permit shareholder-called special meetings, 30% have threshold requirements more onerous than Ford. Our current special meeting By-Law is, therefore, already more solicitous of shareholder ability to call such meetings than most other companies in these indices. Furthermore, among 78 other dual- or multi-class companies in the S&P 1500 as of October 2012, 89% have a higher threshold than Ford for shareholders to call special meetings.

Finally, Ford has maintained a focus on accelerating our One Ford Plan, has survived the financial crisis while protecting your interests as shareholders, and has built the foundation necessary to establish sustainable and profitable growth for all while outperforming several of our industry peers. We believe the proponent's claims are unsupported, and we urge you to dismiss them in making your voting decision.

For the reasons discussed above, the Board of Directors does not believe that the shareholder proposal is in your best interests, and it is certainly not in the best interests of the Company. Our focus on the One Ford Plan is continuously driving value for our shareholders with payment of growing, sustainable dividends, and has resulted in a healthier business with reduced risk. We encourage you to allow us to continue that focus and to vote "against" this Proposal.

Your Board's recommendation: AGAINST

76 FORD MOTOR COMPANY 2015 Proxy Statement

Other Items

Shareholder Proposals for 2016

Unless the Board of Directors determines otherwise, next year's annual meeting will be held on May 12, 2016. Any shareholder proposal intended for inclusion in the proxy materials for the 2016 Annual Meeting must be received by the Company's Secretary no later than November 27, 2015, and can be sent via facsimile to 313-248-8713. Shareholder proposals submitted outside of the process described in Rule 14a-8 of the Securities Exchange Act of 1934, as amended, will not be considered at any annual meeting of shareholders. The Company will not include in the Notice of Annual Meeting proposals not in compliance with SEC Rule 14a-8 and, under the Company's By-Laws, no business other than that stated in the notice of meeting can be transacted at the meeting.

Annual Report and Other Matters

Ford's 2014 Annual Report, including consolidated financial statements, has been mailed to you or can be viewed by following the instructions on the Notice and Access letter received by you. A list of the shareholders of record entitled to vote at the annual meeting will be available for review by any shareholder, for any purpose related to the meeting, between 8:30 a.m. and 5:00 p.m. local time at Ford Motor Company, World Headquarters, One American Road, Dearborn, Michigan, and the Hotel du Pont, 11th and Market Streets, Wilmington, Delaware, for ten days prior to the meeting and on the day of the meeting.

Multiple Shareholders Sharing the Same Address

If you and other residents at your mailing address own shares of common stock in "street name," your broker or bank may have sent you a notice that your household will receive only one annual report and proxy statement or Notice of Internet Availability of Proxy Materials. This practice is known as "householding," designed to reduce our printing and postage costs. If, however, any shareholder residing at such an address wishes to receive a separate annual report, proxy statement or Notice of Internet Availability of Proxy Materials, he or she may contact your broker. For registered holders, he or she may telephone the Shareholder Relations Department at 800-555-5259 or 313-845-8540 or write to them at One American Road, Suite 1026, Dearborn, MI 48126.

Expenses of Solicitation

Ford will pay the cost of soliciting proxies in the accompanying form. We do not expect to pay any fees for the solicitation of proxies, but may pay brokers, nominees, fiduciaries and other custodians their reasonable fees and expenses for sending proxy materials to beneficial owners and obtaining their instructions. In addition to solicitation by mail, proxies may be solicited in person, by telephone, facsimile transmission or other means of electronic communication, by directors, officers and other employees of the Company.

FORD MOTOR COMPANY 2015 Proxy Statement 77

Questions and Answers About the Proxy Materials

WHAT IS A PROXY? WHAT IS A PROXY STATEMENT?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. A proxy statement is a document that SEC regulations require that we make available to you when we ask you to vote your stock at the annual meeting.

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

At our annual meeting, shareholders will act upon the matters outlined in the notice of meeting, including the election of 15 director nominees, ratification of the selection of the Company's independent registered public accounting firm, a non-binding shareholder advisory vote to approve the compensation of the Named Executives, and consideration of two shareholder proposals, if presented at the meeting. Also, management will report on the state of the Company and respond to questions from shareholders.

WHAT IS THE RECORD DATE AND WHAT DOES IT MEAN?

The record date for the annual meeting is March 17, 2015. The record date is established by the Board of Directors as required by Delaware law. Holders of common stock and holders of Class B Stock at the close of business on the record date are entitled to receive notice of the meeting and to vote at the meeting and any adjournments or postponements of the meeting.

WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?

Holders of common stock and holders of Class B Stock at the close of business on the record date may vote at the meeting. Holders of Senior Convertible Notes cannot vote at this meeting.

On March 17, 2015, 3,904,009,097 shares of common stock and 70,852,076 shares of Class B Stock were outstanding and, thus, are eligible to be voted.

WHAT ARE THE VOTING RIGHTS OF THE HOLDERS OF COMMON STOCK AND CLASS B STOCK?

Holders of common stock and holders of Class B Stock will vote together without regard to class on the matters to be voted upon at the meeting. Holders of common stock have 60% of the general voting power. Holders of Class B Stock have the remaining 40% of the general voting power.

Each outstanding share of common stock will be entitled to one vote on each matter to be voted upon.

The number of votes for each share of Class B Stock is calculated each year in accordance with the Company's Restated Certificate of Incorporation. At this year's meeting, each outstanding share of Class B Stock will be entitled to 36.734 votes on each matter to be voted upon.

78 FORD MOTOR COMPANY 2015 Proxy Statement

 Questions and Answers About the Proxy Materials

WHAT IS THE DIFFERENCE BETWEEN A SHAREHOLDER OF RECORD AND A "STREET NAME" HOLDER?

Shareholder of Record: If your shares are registered directly in your name with Computershare Trust Company, N.A., the Company's stock transfer agent, you are considered the shareholder of record, or a registered holder, with respect to those shares.

Street Name Holder: If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of these shares, and your shares are held in "street name."

HOW DO I VOTE MY SHARES?

Shareholder of Record: If you are a shareholder of record, you can give a proxy to be voted at the meeting:

•
over the telephone;

•
online; or

•
by mailing in a proxy card.

The telephone and online voting procedures have been set up for your convenience and have been designed to authenticate your identity, to allow you to give voting instructions, and to confirm that those instructions have been recorded properly. If you are a shareholder of record and you would like to vote by telephone or the online, please refer to the specific instructions set forth on the enclosed proxy card. If you wish to vote using a paper format and you return your signed proxy to us before the annual meeting, we will vote your shares as you direct.

Employee Savings Plan Participant: If you are a Company employee or retiree participating in either of the Company's Savings and Stock Investment Plan for Salaried Employees or Tax-Efficient Savings Plan for Hourly Employees, then you may be receiving this material because of shares held for you in those plans. In that case, you may use a proxy card to instruct the plan trustee on how to vote those shares. The trustee will vote the shares in accordance with your instructions and the terms of the plan. If you hold shares in any of these plans, the trustee will vote the shares held for you even if you do not direct the trustee how to vote. In these cases, the trustee will vote any shares for which the trustee does not receive instructions in the same proportion as the trustee votes the shares for which the trustee does receive instructions unless otherwise required by ERISA as determined by the investment manager. To allow sufficient time for voting by trustees and administrators of the plans, your voting instructions must be received by 11:59 p.m., Eastern Time, May 11, 2015.

Street Name Holder: If you hold your shares in "street name," you must vote your shares in the manner prescribed by your broker or nominee. Your broker or nominee has enclosed, or explained how you can access, a voting instruction card for you to use in directing the broker or nominee how to vote your shares.

CAN I VOTE MY SHARES IN PERSON AT THE ANNUAL MEETING?

Shareholder of Record: If you are a shareholder of record, you may vote your shares at the meeting by completing a ballot at the meeting. Even if you currently plan to attend the meeting, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend the meeting.

Employee Savings Plan Participant: If you hold shares in either of the Company's Savings and Stock Investment Plan for Salaried Employees or Tax-Efficient Savings Plan for Hourly Employees, you cannot vote at the meeting. Your shares will be voted by the trustee of those plans as described above.

Street Name Holder:    If you are a "street name" holder, you may vote your shares in person only if you obtain a signed proxy from your broker or nominee giving you the right to vote the shares.

FORD MOTOR COMPANY 2015 Proxy Statement 79

 Questions and Answers About the Proxy Materials

ARE VOTES CONFIDENTIAL? WHO COUNTS THE VOTES?

The votes of all shareholders will be held in confidence from directors, officers, and employees of the Company except: (a) as necessary to meet applicable legal requirements and to assert or defend claims for or against the Company; (b) in case of a contested proxy solicitation; or (c) if a shareholder makes a written comment on the proxy card or otherwise communicates his or her vote to management. We will also continue, as we have for many years, to retain an independent tabulator to receive and tabulate the proxies and independent inspectors of election to certify the results.

WHAT ARE MY CHOICES WHEN VOTING AND WHAT ARE THE BOARD'S RECOMMENDATIONS?

Proposals 1, 2, and 3 will be presented at the meeting by management, and the rest are expected to be presented by shareholders.

Proposal		Voting Choices and Board Recommendation

1.	Election of director nominees (pp. 21-31)

•

vote in favor of all nominees;

•

vote in favor of specific nominees;

•

vote against all nominees;

•

vote against specific nominees;

•

abstain from voting with respect to all nominees; or

•

abstain from voting with respect to specific nominees.

The Board recommends a vote FOR each of the nominees.

2.	Ratification of the independent registered public accounting firm (pp. 32-34)

•

vote in favor of ratification of the independent registered public accounting firm;

•

vote against ratification of the independent registered public accounting firm; or

•

abstain from voting on ratification of the independent registered public accounting firm.

The Board recommends a vote FOR ratification of the independent registered public accounting firm.

3.	Approval, on an advisory basis, of the compensation of the Named Executives (pp. 35-71)

•

vote in favor, on an advisory basis, of the compensation of the Named Executives;

•

vote against, on an advisory basis, the compensation of Named Executives; or

•

abstain from voting on the compensation of Named Executives.

The Board recommends a vote FOR approval on an advisory basis, of the compensation of the Named Executives.

4.	Shareholder Proposal — Consideration of a recapitalization plan to provide that all of the Company's outstanding stock have one vote per share (pp. 72-74)	• vote in favor of Shareholder Proposal 4; • vote against Shareholder Proposal 4; or • abstain from voting on Shareholder Proposal 4.
The Board recommends a vote AGAINST Shareholder Proposal 4.

5.	Shareholder Proposal — Allow holders of 20% of outstanding common stock to call special meetings of shareholders (pp. 75-76)	• vote in favor of Shareholder Proposal 5; • vote against Shareholder Proposal 5; or • abstain from voting on Shareholder Proposal 5.
The Board recommends a vote AGAINST Shareholder Proposal 5.

80 FORD MOTOR COMPANY 2015 Proxy Statement

 Questions and Answers About the Proxy Materials

WHAT IF I DO NOT SPECIFY HOW I WANT MY SHARES VOTED?

If you do not specify on your proxy card (or when giving your proxy by telephone or online) how you want to vote your shares, we will vote them:

FOR all of the director nominees (Proposal 1);

FOR ratifying the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2015 (Proposal 2);

FOR, on an advisory basis, approval of the compensation of the Named Executives (Proposal 3); and

AGAINST the shareholder proposals (Proposals 4 and 5).

CAN I CHANGE MY VOTE?

Yes. You can revoke your proxy at any time before it is exercised in any of three ways:

•
by submitting written notice of revocation to the Secretary of the Company;

•
by submitting another proxy by telephone, online or by mail that is later dated and, if by mail, that is properly signed; or

•
if you are a shareholder of record or a "street name" holder, by voting in person at the meeting.

WHAT PERCENTAGE OF THE VOTE IS REQUIRED FOR A PROPOSAL TO BE APPROVED?

A majority of the votes that could be cast by shareholders who are either present in person or represented by proxy at the meeting is required to elect the nominees for director and to approve each proposal. The votes are computed for each share as described on p. 78.

The total number of votes that could be cast at the meeting is the number of votes actually cast plus the number of abstentions. Abstentions are counted as "shares present" at the meeting for purposes of determining whether a quorum exists and have the effect of a vote "against" any matter as to which they are specified.

Proxies submitted by brokers that do not indicate a vote for some or all of the proposals because they don't have discretionary voting authority and haven't received instructions as to how to vote on those proposals (so-called "broker non-votes") are not considered "shares present" and will not affect the outcome of the vote.

FORD MOTOR COMPANY 2015 Proxy Statement 81

 Questions and Answers About the Proxy Materials

HOW CAN I ATTEND THE ANNUAL MEETING?

Shareholder of Record: If you plan to attend the annual meeting, please let us know by indicating so when you vote your shares. If you received a proxy card in the mail, please tear off the top portion where indicated and bring it with you to the meeting. If you received a Notice of Annual Meeting and vote your shares online, please print your ticket from the voting website. This portion of the card will serve as your ticket and will admit you and one guest.

Street Name Holder: If you plan to attend the annual meeting, tell your broker or nominee that you are planning to attend the meeting and would like a legal proxy. Then simply bring that form to the meeting and we'll give you a ticket at the door that will admit you and one guest. If you can't get a legal proxy in time, we can still give you a ticket at the door if you bring a copy of your brokerage account statement showing that you owned Ford stock as of the record date, March 17, 2015.

ARE THERE ANY RULES REGARDING ADMISSION?

Each shareholder and guest will be asked to present valid government-issued picture identification, such as a driver's license or passport, before being admitted to the meeting. Cameras and audio and video recording devices will not be permitted at the meeting and attendees will be subject to security inspections. We encourage you to leave any such items at home. We will not be responsible for any items checked at the door.

ARE THERE ANY OTHER MATTERS TO BE ACTED UPON AT THE ANNUAL MEETING?

We do not know of any other matters to be presented or acted upon at the meeting. Under our By-Laws, no business besides that stated in the meeting notice may be transacted at any meeting of shareholders. If any other matter is presented at the meeting on which a vote may properly be taken, the shares represented by proxies will be voted in accordance with the judgment of the person or persons voting those shares.

ELECTRONIC ACCESS TO PROXY MATERIALS AND ANNUAL REPORT

This Proxy Statement and our 2014 Annual Report are available on our website at www.corporate.ford.com. Instead of receiving paper copies of next year's Proxy Statement and Annual Report by mail, you can elect to receive an e-mail message that will provide a link to those documents online. By opting to access your proxy materials online, you will:

•
gain faster access to your proxy materials;

•
save us the cost of producing and mailing documents to you;

•
reduce the amount of mail you receive; and

•
help preserve environmental resources.

Ford shareholders who have enrolled in the electronic access service previously will receive their materials online this year.

Shareholders of record may enroll in the electronic proxy and Annual Report access service for future annual meetings of shareholders by registering online at www.eTree.com/ford. During 2014, 303 trees were planted as a result of shareholders enrolling in the electronic delivery program for a total of 4,321 trees planted since inception. Experts say 4,321 mature trees will sequester 1,440 tons of carbon over 40 years. If you vote online, simply follow the prompts that will link you to that website. "Street name" shareholders who wish to enroll for electronic access may register for online delivery of materials by going to www.icsdelivery.com/live.

82 FORD MOTOR COMPANY 2015 Proxy Statement

 Questions and Answers About the Proxy Materials

Shareholders of Record Voting:

www.envisionreports.com/F Vote 24/7 Visit www.envisionreports.com/F. You will need the 15 digit number included in your proxy card, voter instruction form or notice.

 1-800-652-VOTE
(8683)

In the U.S., call 1-800-652-VOTE (8683) or the number on your voter instruction form. You will need the 15 digit number included in your proxy card, voter instruction form or notice.

Cast your ballot, sign your proxy card and send by pre-paid mail Send your completed and signed proxy card or voter instruction form to the address on your proxy card or voter instruction form.

/s/ Bradley M. Gayton

Bradley M. Gayton
 Secretary

March 27, 2015

FORD MOTOR COMPANY 2015 Proxy Statement 83

Directions to the Annual Meeting Site

The 2015 Annual Meeting of Shareholders is being held at the Hotel du Pont, 11th and Market Streets, Wilmington, Delaware. Directions to the Hotel du Pont are as follows:

DIRECTIONS TO HOTEL DU PONT
11th and Market Streets, Wilmington, DE 19801
302-594-3100/800-441-9019

FROM PHILADELPHIA ON I-95 SOUTH

1.
Take I-95 South through Chester to Wilmington.
2.
Follow I-95 South to Exit 7A marked "52 South, Delaware Ave."
3.
Follow exit road (11th Street) to intersection with Delaware Ave. marked "52 South, Business District."
4.
At the Delaware Ave. intersection, bear left, continuing on 11th Street.
5.
Follow 11th Street through four traffic lights. Hotel du Pont is on the right. Valet Parking is available at Hotel entrance. For self-parking, turn left on Orange Street, Car Park is on left.

FROM ROUTE 202

1.
Follow Route 202 to I-95 intersection. Take I-95 South.
2.
Take I-95 South, follow steps 2-5 above.

FROM BALTIMORE ON 1-95 NORTH

1.
Follow I-95 North to Wilmington, take Exit 7 marked "Route 52, Delaware Ave."
2.
From right lane, take Exit 7 onto Adams Street.
3.
At the third traffic light on Adams Street, turn right. Follow sign marked "52 South, Business District."
4.
At the Delaware Ave. intersection, bear left, continuing on 11th Street.
5.
Follow 11th Street through four traffic lights. Hotel du Pont is on the right. Valet Parking is available at Hotel entrance. For self-parking, turn left on Orange Street, Car Park is on left.

FROM NEW JERSEY (NEW JERSEY TURNPIKE)

1.
Take the New Jersey Turnpike South to Delaware Memorial Bridge.
2.
After crossing the Delaware Memorial Bridge, follow signs to I-95 North.
3.
From I-95 North, follow steps 1-5 above.

BY TRAIN:    Amtrak train service is available into Wilmington, Delaware Station. The Hotel du Pont is located approximately twelve blocks from the train station.

84 FORD MOTOR COMPANY 2015 Proxy Statement

 Appendix I

Total Company results:

	2014	2013	2012
	(Mils.)	(Mils.)	(Mils.)
Income
Pre-tax results (excl. special items)	$6,282	$8,608	$7,884
Special items	(1,940)	(1,568)	(246)

Pre-tax results (incl. special items)	$4,342	$7,040	$7,638

	2014	2013	2012
	(Mils.)	(Mils.)	(Mils.)
Special Items (a)
Personnel and Dealer-Related Items
Separation-related actions (b)	$(685)	$(856)	$(481)
Mercury discontinuation/Other dealer actions	—	—	(71)

Total Personnel and Dealer-Related Items	(685)	(856)	(552)
Other Items
Venezuela accounting change	(800)	—	—
Ford Sollers equity impairment	(329)	—	—
2016 Convertible Notes settlement	(126)	—	—
U.S. pension lump-sum program	—	(594)	(250)
FCTA — subsidiary liquidation	—	(103)	(4)
Ford Romania consolidation loss	—	(15)	—
CFMA restructuring	—	—	625
Loss on sale of two component businesses	—	—	(174)
AAI consolidation	—	—	136
Other	—	—	(27)

Total Other Items	(1,255)	(712)	306

Total Special Items	$(1,940)	$(1,568)	$(246)

(a)
Pre-tax results include certain items ("special items") that we have grouped into "Personnel and Dealer-Related Items" and "Other Items" to provide useful information to investors about the nature of the special items. The first category includes items related to our efforts to match production capacity and cost structure to market demand and changing model mix and therefore helps investors track amounts related to those activities. The second category includes items that we do not generally consider to be indicative of our ongoing operating activities, and therefore allows investors analyzing our pre-tax results to identify certain infrequent significant items that they may wish to exclude when considering the trend of ongoing operating results.

(b)
For 2014 and 2013, primarily related to separation costs for personnel at the Genk and U.K. facilities.
FORD MOTOR COMPANY 2015 Proxy Statement I-1

 Appendix II

Shown below is a reconciliation between financial statement Net cash provided by/(used in) operating activities and operating-related cash flows, for the last three years (in billions):

	2014	2013	2012
Net cash provided by/(used in) operating activities	$8.8	$7.7	$6.3
Items included in operating-related cash flows
Capital spending	(7.4)	(6.6)	(5.5)
Proceeds from the exercise of stock options	0.2	0.3	—
Net cash flows from non-designated derivatives	0.2	(0.3)	(0.8)
Items not included in operating-related cash flows
Separation payments	0.2	0.3	0.4
Funded pension contributions	1.5	5.0	3.4
Tax refunds, tax payments, and tax receipts from affiliates	(0.2)	(0.3)	(0.1)
Settlement of outstanding obligation with affiliates	—	—	(0.3)
Other	0.3	—	—

Operating-related cash flows	$3.6	$6.1	$3.4

II-1 FORD MOTOR COMPANY 2015 Proxy Statement

Notice of 2015
Annual Meeting of Shareholders
and Proxy Statement

www.corporate.ford.com

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001CSP00AF Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 020Y1F 1 U P X + Annual Shareholder Meeting Proxy Card . + A Proposals — The Board of Directors recommends a vote FOR the listed nominees, and FOR Proposals 2 and 3. IMPORTANT ANNUAL MEETING INFORMATION 01 - Stephen G. Butler 04 - Mark Fields 07 - James P. Hackett 02 - Kimberly A. Casiano 05 - Edsel B. Ford II 08 - James H. Hance, Jr. 03 - Anthony F. Earley, Jr. 06 - William Clay Ford, Jr. 09 - William W. Helman IV 1. Election of Directors: For Against Abstain For Against Abstain For Against Abstain 10 - Jon M. Huntsman, Jr. 11 - William E. Kennard 12 - John C. Lechleiter 13 - Ellen R. Marram 14 - Gerald L. Shaheen 15 - John L. Thornton Annual Meeting Admission Ticket qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted online or by telephone must be received by 1:00 a.m., Eastern Time, on May 14, 2015. Vote Online • Go to www.envisionreports.com/F, or • Scan the QR code and • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories, & Canada. • Follow the instructions provided by the recorded message. For Against Abstain 4. Relating to Consideration of a Recapitalization Plan to Provide that All of the Company’s Outstanding Stock Have One Vote Per Share. 5. Relating to Allowing Holders of 20% of Outstanding Common Stock to Call Special Meetings of Shareholders. For Against Abstain B Shareholder Proposals — The Board of Directors recommends a vote AGAINST Proposals 4 and 5. For Against Abstain 2. Ratification of Selection of Independent Registered Public Accounting Firm. For Against Abstain 3. Say on Pay - An Advisory Vote to Approve the Compensation of the Named Executives.

Proxy Solicited by Board of Directors for Annual Shareholder Meeting – May 14, 2015 The undersigned hereby appoints Robert L. Shanks and David G. Leitch, or either of them, proxies (“Proxies”) each with the power of substitution, to represent and vote the shares of common stock which the undersigned is entitled to vote on all matters, unless the contrary intent is indicated on the reverse side hereof, with all powers which the undersigned would possess if personally present at the Ford Motor Company Annual Meeting of Shareholders to be held at the Hotel du Pont, 11th and Market Streets, Wilmington, Delaware at 8:30 a.m. Eastern Time on May 14, 2015 or at any postponement or adjournment thereof. The Proxies shall vote the shares represented by this proxy in the manner indicated on the reverse side hereof. Unless a contrary direction is indicated, the Proxies shall vote the shares (a) “FOR” the election as directors of all the nominees named in the Proxy Statement and listed on the reverse side hereof or any person selected by the Board of Directors in substitution of any of the nominees (Proposal 1), (b) “FOR” Proposals 2 and 3, each of which is set forth in the Proxy Statement, and (c) “AGAINST” Proposals 4 and 5, each of which is set forth in the Proxy Statement. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. If you are a Company employee or retiree participating in either of the Company’s Savings and Stock Investment Plan for Salaried Employees or Tax-Efficient Savings Plan for Hourly Employees, then you may be receiving this material because of shares held for you in those plans. In that case, you may use a proxy card to instruct the plan trustee how to vote those shares. The trustee will vote the shares in accordance with your instructions and the terms of the plan. If you hold shares in any of these plans, the trustee will vote the shares held for you even if you do not direct the trustee how to vote. In these cases, the trustee will vote any shares for which the trustee does not receive instructions in the same proportion as the trustee votes the shares for which the trustee does receive instructions, unless otherwise required by ERISA as determined by the investment manager. To allow sufficient time for voting by trustees and/or administrators of the plans, your voting instructions must be received by 11:59 p.m. Eastern Time, May 11, 2015. (Continued and to be voted on reverse side.) . Proxy — Ford Motor Company Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below D NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. IF VOTING BY MAIL, PLEASE COMPLETE SECTIONS A, B AND D OF THIS PROXY CARD. + + Meeting Attendance Mark box to right if you plan to attend the Annual Shareholder Meeting. Change of Address — Please print new address below. C Non-Voting Items 2015 ANNUAL MEETING OF SHAREHOLDERS Admission Ticket Thursday, May 14, 2015 – 8:30 a.m. Eastern Time Hotel du Pont 11th and Market Streets Wilmington, Delaware ADMIT ONE SHAREHOLDER AND GUEST YOUR VOTE IS IMPORTANT: Even if you plan to attend the Annual Meeting in person, please vote your shares. Cameras and audio and video recording devices will not be allowed in the meeting and attendees will be subject to security checks. Total number of attendees: ____________ Upon arrival, please present this admission ticket and government-issued photo identification at the registration desk. The proxy statement and annual report to shareholders are available at www.envisionreports.com/F. qIF YOU HAVE NOT VOTED VIA TELEPHONE OR ONLINE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q

001CSP00B0 www.envisionreports.com/F Step 1: Go to www.envisionreports.com/F, or scan the QR code to view the materials. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Shareholder Meeting Notice 020Y3F + + Important Notice Regarding the Availability of Proxy Materials for the Ford Motor Company Annual Shareholder Meeting to be Held on May 14, 2015 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders meeting are available online. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you online. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at: Easy Online Access — A Convenient Way to View Proxy Materials and Vote Step 4: Make your selection as instructed on each screen to select delivery preferences and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a paper or e-mail copy of these documents, you must request one by following the instructions. Please make your request for a copy as instructed on the reverse side on or before April 30, 2015 to facilitate timely delivery. There is no charge to you for requesting a copy. IMPORTANT ANNUAL MEETING INFORMATION Vote Online • Go to www.envisionreports.com/F, or • Scan the QR code and • Follow the steps outlined on the secure website .

Here’s how to order a copy of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, online or e-mail options below. E-mail copies: Current and future e-mail delivery requests must be submitted online following the instructions below. If you request an e-mail copy of current materials you will receive an e-mail with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting proxy materials. g Online – Go to www.envisionreports.com/F. Click on Cast Your Vote or Request Materials. Follow the instructions to log in and order a paper or e-mail copy of the current meeting materials and submit your preference for e-mail or paper delivery of future meeting materials. g Telephone – Call us at 1-866-641-4276 and follow the instructions to order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. g E-mail – Send an e-mail to investorvote@computershare.com with “Proxy Materials Ford Motor Company” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the e-mail that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by April 30, 2015. . Shareholder Meeting Notice Ford Motor Company Annual Meeting of Shareholders will be held on May 14, 2015 at Hotel du Pont, 11th and Market Streets, Wilmington, Delaware at 8:30 a.m. Eastern Time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends that you vote FOR the following proposals: 1. Election of Directors: 01 Stephen G. Butler 02 Kimberly A. Casiano 03 Anthony F. Earley, Jr. 04 Mark Fields 05 Edsel B. Ford II 06 William Clay Ford, Jr. 07 James P. Hackett 08 James H. Hance, Jr. 09 William W. Helman IV 10 Jon M. Huntsman, Jr. 11 William E. Kennard 12 John C. Lechleiter 13 Ellen R. Marram 14 Gerald L. Shaheen 15 John L. Thornton 2. Ratification of Selection of Independent Registered Public Accounting Firm. 3. Say on Pay - An Advisory Vote to Approve the Compensation of the Named Executives. The Board of Directors recommends that you vote AGAINST the following proposals: 4. Relating to Consideration of a Recapitalization Plan to Provide that All of the Company’s Outstanding Stock Have One Vote Per Share. 5. Relating to Allowing Holders of 20% of Outstanding Common Stock to Call Special Meetings of Shareholders. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials. If you wish to attend and vote at the meeting, please bring this notice with you. Cameras and audio and video recording devices will not be allowed in the meeting and attendees will be subject to security checks. Upon arrival, present this notice and government-issued photo identification at the registration desk. 020Y3F